As filed with the Securities and Exchange Commission on April 30, 2014

Securities Act File No. 333-

Investment Company Act File No. 811-05715

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

☒  Registration Statement

under

the Securities Act of 1933
☐ Pre-Effective Amendment No.
☐ Post-Effective Amendment No.

and/or

☒   Registration Statement

under

the Investment Company Act of 1940
☒ Amendment No. 16

(Check Appropriate Box or Boxes)

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

(Exact Name of Registrant as Specified in Charter)

One Corporate Center

Rye, New York 10580-1422

(Address of Principal Executive Offices)

(800) 422-3554

(Registrant’s Telephone Number, Including Area Code)

Bruce N. Alpert

The Gabelli Convertible and Income Securities Fund Inc.

One Corporate Center

Rye, New York 10580-1422

(914) 921-5100

(Name and Address of Agent for Service)

Copies to:

Richard T. Prins, Esq.	Andrea R. Mango, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP	The Gabelli Convertible and Income Securities Fund Inc.
Four Times Square	One Corporate Center
New York, New York 10036	Rye, New York 10580-1422
(212) 735-3000	(914) 921-5100

Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box)

☒	When declared effective pursuant to section 8(c).

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐	This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement for the same offering is .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities	Amount being Registered	Proposed Maximum Offering Price per Share	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (1)
Common Stock, $0.001 par value (2)
Preferred Stock, $0.001 par value (2)
Subscription Rights for Common Stock (2)
Subscription Rights for Preferred Stock (2)
Notes (2)
Total			$100,000,000(3)	$12,880(4)

(1)	Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this registration statement.
(2)	Subject to Note 3 below, there is being registered hereunder an indeterminate principal amount of common or preferred shares, notes, or subscription rights to purchase common or preferred shares as may be sold, from time to time.
(3)	In no event will the aggregate offering price of all securities offered from time to time pursuant to this registration statement exceed $100,000,000.
(4)	Pursuant to Rule 457(p) under the Securities Act of 1933, as amended, this registration statement includes a payment of $1,270 and an unused registration fee of $11,610 that was previously paid in connection with the filing of a registration statement for the Registrant on May 17, 2011 (File No. 333-174294).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer and sale is not permitted.

Subject to Completion,

Preliminary Base Prospectus dated April 30, 2014

PROSPECTUS

$100,000,000

The Gabelli Convertible and Income Securities Fund Inc.

Common Stock

Preferred Stock

Subscription Rights to Purchase Common Stock

Subscription Rights to Purchase Preferred Stock

Subscription Rights to Purchase Common Stock and Preferred Stock

Notes

Investment Objective. The Gabelli Convertible and Income Securities Fund Inc. (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek a high level of total return on its assets. The Fund’s investments are selected by its Investment Adviser, Gabelli Funds, LLC (the “Investment Adviser”). The Fund seeks to achieve its investment objective through a combination of current income and capital appreciation. Under normal circumstances the Fund will invest at least 80% of its total assets in securities that are convertible into or represent the right to acquire common stock, and in other debt or equity securities that are expected to periodically accrue or generate income for their holders. We cannot assure you that the Fund will achieve its investment objective.

We may offer, from time to time, in one or more offerings, our common stock or preferred stock, each with a par value of $0.001 per share (together, “shares”), our subscription rights to purchase our common stock or preferred stock, or our promissory notes (“notes”), which we refer to collectively as the “securities.” Securities may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our securities.

Our securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission, or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any sale of preferred stock will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters. The Prospectus Supplement relating to any offering of subscription rights will set forth the number of shares (common or preferred) issuable upon the exercise of each right and the other terms of such rights offering. The Prospectus Supplement relating to any sale of notes will set forth the principal amount, interest rate, interest payment dates, prepayment protections (if any) and other matters. We may not sell any of our securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our securities. Shares of our common stock are listed on the New York Stock Exchange (the “NYSE”) under the symbol “GCV” and our Series B Preferred Stock (“Series B Preferred”) are listed on the NYSE under the symbol “GCV Pr B”. On April 29, 2014, the last reported sale price of our common stock was $6.17 and the last reported sale prices of our Series B Preferred was $25.50. The net asset value of the Fund’s common shares at the close of business on April 29, 2014 was $6.41 per share.

Shares of closed-end funds often trade at a discount from net asset value. This creates a risk of loss for an investor purchasing shares in a public offering.

Investing in the Fund’s securities involves risks. See “Risk Factors and Special Considerations” on page 26 for factors that should be considered before investing in securities of the Fund.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus may not be used to consummate sales of securities by us through agents, underwriters or dealers unless accompanied by a Prospectus Supplement.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in the securities, and retain it for future reference. A Statement of Additional Information, dated             , 2014, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of our annual and semi-annual reports, request a free copy of the Statement of Additional Information, the table of contents of which is on page 69 of this Prospectus, request other information about us and make shareholder inquiries by calling (800) GABELLI (422-3554) or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the SEC’s web site (http://www.sec.gov).

Our securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any state where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date of this Prospectus.

i

PROSPECTUS SUMMARY

This is only a summary. This summary does not contain all of the information that you should consider before investing in our securities. You should review the more detailed information contained in this Prospectus and the Statement of Additional Information, dated             , 2014 (the “SAI”).

The Fund

The Gabelli Convertible and Income Securities Fund Inc. is a closed-end, diversified management investment company organized as a Maryland corporation on December 19, 1988. Prior to March 31, 1995, The Gabelli Convertible and Income Securities Fund Inc. operated as an open-end, diversified, management investment company. Throughout this prospectus, we refer to The Gabelli Convertible and Income Securities Fund Inc. as the “Fund” or as “we.” See “The Fund.”

The Fund’s outstanding common stock (“common shares”), par value $0.001 per share, is listed on the New York Stock Exchange under the symbol “GCV.” On April 29, 2014, the last reported sale price of our common shares was $6.17. The net asset value of the Fund’s common shares at the close of business on April 29, 2014 was $6.41 per share. As of December 31, 2013, the net assets of the Fund attributable to its common shares were $89,655,806. As of December 31, 2013, the Fund had outstanding 13,823,189 common shares and 965,548 shares of 6% Series B Cumulative Preferred Stock, liquidation preference $25 per share (the “Series B Preferred”).

The Offering

We may offer, from time to time, in one or more offerings, our common shares and our preferred stock, par value $0.001 per share (“preferred shares” and together with the common shares, the “shares”), each $0.001 par value per share, our subscription rights to purchase our common or preferred stock or our promissory notes (“notes”). The preferred shares may either be fixed rate preferred shares or variable rate preferred shares. The securities may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). The offering price per common share will not be less than the net asset value per common share at the time we make the offering, exclusive of any underwriting commissions or discounts, provided that rights offerings that meet certain conditions may be offered at a price below the then current net asset value. See “Rights Offerings.” You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our securities. Our securities may be offered directly to one or more purchasers, through agents designated from time to time by us or to or through underwriters, or dealers. The Prospectus Supplement relating to the offering will identify any agents, underwriters, or dealers involved in the sale of our shares or notes, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any sale of preferred shares will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters. The Prospectus Supplement relating to any offering of subscription rights will set forth the number of common or preferred shares issuable upon the exercise of each right (or number of rights) and the other terms of such rights offering. The Prospectus Supplement relating to any sale of notes will set forth the principal amount, interest rate, interest payment dates, prepayment protections (if any) and other matters. We may not sell any of our securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering.

Investment Objective and Policies

The investment objective of the Fund is to seek a high level of total return on its assets. The Fund will seek to achieve this objective through a combination of current income and capital appreciation by investing primarily in convertible and other income producing securities.

Under normal circumstances the Fund will invest at least 80% of the value of its total assets (taken at current value) in “convertible securities,” i.e., securities (bonds, debentures, notes, stocks and other similar securities) that are convertible into common stock or other equity securities, and “income securities,” i.e., nonconvertible debt or equity securities having a history of regular payments or accrual of income to holders. No assurance can be given that the Fund will achieve its investment objective.

Preferred Shares

Currently, 1,995,000 shares of the Fund’s capital stock, which include the preferred shares being registered by this registration statement, have been classified by the Board of Directors of the Fund (the “Board”) or any duly authorized committee thereof as preferred shares, par value $0.001 per share. The Fund’s Board may reclassify authorized and unissued shares of the Fund, previously classified as common shares, as preferred shares prior to the completion of any offering. The terms of each series of preferred shares may be fixed by the Board and may materially limit and/or qualify the rights of holders of the Fund’s common shares. If the Fund’s Board determines that it may be advantageous to the holders of the Fund’s common shares for the Fund to utilize additional leverage, the Fund may issue additional series of fixed rate preferred shares or additional series of variable rate preferred shares. Any fixed rate preferred shares or variable rate preferred shares issued by the Fund will pay, as applicable, distributions at a fixed rate or at rates that will be reset frequently based on short-term interest rates. Leverage creates a greater risk of loss as well as a potential for more gains for the common shares than if leverage were not used. See “Risk Factors and Special Considerations—Leverage Risk.”

Payments on Notes

General. Under Maryland law and our charter, we may borrow money without prior approval of holders of common and preferred shares. We may issue debt securities, including notes, or other evidence of indebtedness and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) or rating agency guidelines. Any borrowings, including, without limitation, the notes, will rank senior to the preferred shares and the common shares.

Interest. The Prospectus Supplement will describe the interest payment provisions relating to notes. Interest on notes will be payable when due as described in the related Prospectus Supplement. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common shares and preferred shares.

Dividends and Distributions

Preferred Share Distributions. Under current law, all preferred shares of the Fund must have the same seniority with respect to distributions. Accordingly, no full distribution will be declared or paid on any series of preferred shares of the Fund for any dividend period, or part thereof, unless full cumulative dividends due through the most recent dividend payment dates for all series of outstanding preferred shares of the Fund are declared and paid. If full cumulative distributions due have not been declared and made on all outstanding preferred shares of the Fund, any distributions on such preferred shares will be made as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred shares on the relevant dividend date.

In the event that for any calendar year the total distributions on the Fund’s preferred shares exceed the Fund’s current and accumulated earnings and profits, the excess distributions will generally be treated as a tax-free return of capital (to the extent of the shareholder’s tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder’s adjusted tax basis in his or her preferred shares, thereby increasing the shareholder’s potential gain or reducing his or her potential loss on the sale of the shares. The distributions to the Fund’s preferred shareholders for the fiscal year ended December 31, 2013, were comprised exclusively of net investment income and short term capital gains, and did not include any return of capital.

Fixed Rate Preferred Shares. Distributions on fixed rate preferred shares, at the applicable annual rate of the per share liquidation preference, are cumulative from the original issue date and are payable, when, as and if declared by the Board, out of funds legally available therefor.

Variable Rate Preferred Shares. The holders of variable rate preferred shares are entitled to receive cash distributions, stated at annual rates of the applicable per share liquidation preference, that vary from dividend period to dividend period.

Common Share Distributions. In order to allow its holders of common shares to realize a predictable, but not assured, level of cash flow and some liquidity periodically on their investment without having to sell shares, the Fund has adopted a policy, which may be modified at any time by its Board, of paying a minimum annual distribution of 8% of the average net asset value of the Fund to common shareholders.

If necessary, the Fund will pay an adjusting distribution in December which includes any additional income and net realized capital gains in excess of the monthly distributions for that year to satisfy the minimum distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s annualized distributions may contain return of capital and should not be considered as the dividend yield or total return of an investment in its common shares. A portion of the Fund’s common share distributions for the years ending 2012-2007, 2002-2005, and 1995 have included a return of capital.

For the fiscal year ended December 31, 2013, the Fund made distributions of $0.48 per common share, approximately $0.08 of which constituted a return of capital. The amount treated as a tax-free return of capital will reduce a shareholder’s adjusted tax basis in the stock, thereby increasing the shareholder’s potential taxable gain or reducing the potential taxable loss on the sale of the shares. Any return of capital should not be considered by investors as yield or total return on their investment in the Fund. Common shareholders who periodically receive the payment of a dividend or other distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit. The composition of each distribution is estimated based on earnings as of the record date for the distribution. The actual composition of each distribution may change based on the Fund’s investment activity through the end of the calendar year.

Limitations on Distributions. If at any time the Fund has borrowings outstanding, the Fund will be prohibited from paying any distributions on any of its common shares (other than in additional shares) and from repurchasing any of its common shares or preferred shares, unless the value of its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of debt and preferred shares outstanding. In addition, in such circumstances the Fund will be prohibited from paying any distributions on its preferred shares unless the value of its total assets, less certain ordinary course liabilities, exceed 200% of the amount of debt outstanding.

Tax Treatment of Interest Payments on Notes

Noteholders will be required to include payments of interest on the notes in their gross income in accordance with their method of accounting for U.S. federal income tax purposes. For a more detailed discussion, see “Taxation.”

Tax Treatment of Share Distributions

The Fund expects that distributions on the common and preferred shares will consist of (i) long-term capital gain (gain from the sale of a capital asset held longer than 12 months), (ii) qualified dividend income (dividend income from certain domestic and foreign corporations) and (iii) investment company taxable income (other than qualified dividend income), including interest income, short-term capital gain and income from certain hedging and interest rate transactions. For individuals, the maximum federal income tax rate on long-term capital gain is currently 20%, on qualified dividend income is currently 20%, and on ordinary income (such as distributions from investment company taxable income that are not eligible for treatment as qualified dividend income) is currently 39.6%. We cannot assure you, however, as to what percentage of the distributions paid on the common or preferred shares will consist of long-term capital gain and qualified dividend income, which are taxed at lower rates for individuals than ordinary income. For a more detailed discussion, see “Taxation.”

Use of Proceeds

The Fund will use the net proceeds from the offering to purchase portfolio securities in accordance with its investment objective and policies as appropriate investment opportunities are identified, which is expected to be substantially completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. Depending on market conditions and operations, a portion of cash held by the Fund, including any proceeds raised from the offering, may be used for other general corporate purposes, including the continuation of the Fund’s distributions. The Fund may also use net proceeds to redeem its Series B Preferred. See “Use of Proceeds.”

Exchange Listing

The Fund’s outstanding common shares are listed on the NYSE under the trading or “ticker” symbol “GCV” and our Series B Preferred are listed on the NYSE under the symbol “GCV Pr B”. See “Description of the Securities.” Any additional series of fixed rate preferred shares issued by the Fund would also likely be listed on the NYSE. Variable rate preferred shares and notes will not likely be listed on a stock exchange. Subscription rights issued by the Fund may be listed on a securities exchange.

Market Price of Shares

Common shares of closed-end investment companies often trade at prices lower than their net asset value. Common shares of closed-end investment companies may trade during some periods at prices higher than their net asset value and during other periods at prices lower than their net asset value. The Fund cannot assure you that its common shares will trade at a price higher than or equal to net asset value. The Fund’s net asset value will be reduced immediately following this offering by the sales load and the amount of the offering expenses paid by the Fund. See “Use of Proceeds.”

In addition to net asset value, the market price of the Fund’s common shares may be affected by such factors as the Fund’s dividend and distribution levels (which are affected by expenses) and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions and other factors. See “Risk Factors and Special Considerations,” “Description of Capital Stock and Notes” and “Repurchase of Shares.”

Risk Factors and Special Considerations

Risk is inherent in all investing. Therefore, before investing in securities of the Fund, you should consider the risks carefully. See “Risk Factors and Special Considerations.”

Dilution. Shareholders who do not exercise their subscription rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their subscription rights. As a result of such an offering, a shareholder may experience dilution in net asset value per share if the subscription price per share is below the net asset value per share on the expiration date. If the subscription price per share is below the net asset value per share of the Fund’s shares on the expiration date, a shareholder will experience an immediate dilution of the aggregate net asset value of such shareholder’s shares if the shareholder does not participate in such an offering and the shareholder will experience a reduction in the net asset value per share of such shareholder’s shares whether or no the shareholder participates in such an offering. The Fund cannot state precisely the extent of this dilution (if any) if the shareholder does not exercise such shareholder’s subscription rights because the Fund does not know what the net asset value per share will be when the offer expires or what proportion of the Rights will be exercised.

There is also a risk that the Fund’s largest shareholders, record date shareholders of more than 5% of the outstanding shares of common stock of the Fund, may increase their percentage ownership of the Fund through the exercise of the primary subscription and over-subscription privilege.

Our Notes. An investment in our notes is subject to special risks. There may not be an established market for our notes. To the extent our notes trade, they may trade at a price either higher or lower than their principal amounts depending on interest rates, the rating (if any) on such notes and other factors. See “Risk Factors and Special Considerations—Special Risks to Holders of Notes.”

Our Fixed Rate Preferred Shares. Prior to the offering of any additional series of fixed rate preferred shares, there will be no public market for such shares. During an initial period, not expected to exceed 30 days after the date of initial issuance, such shares may not be listed on any securities exchange. Consequently, an investment in such shares may be illiquid during such period. Fixed rate preferred shares may trade at a premium to or discount from liquidation preference for a variety of reasons, including changes in interest rates. See “Risk Factors and Special Considerations—Special Risks to Holders of Fixed Rate Preferred Shares.”

Our Variable Rate Preferred Shares. In the event any auction-rate preferred shares are issued, you may not be able to sell your auction-rate preferred shares at an auction if the auction fails, i.e., if more auction-rate preferred shares are offered for sale than there are buyers for those shares. In the event any auction-rate preferred shares are issued, if you try to sell your auction-rate preferred shares between auctions, you may not be able sell them or, if you are able to sell them, you may not be able to do so for their liquidation preference per share or such amount per share plus accumulated dividends. Most auction-rate preferred share auctions have been unable to hold successful auctions and holders of such shares have suffered reduced liquidity. There can be no assurance that liquidity will improve. See “Risk Factors and Special Considerations—Special Risks to Holders of Variable Rate Preferred Shares.”

Our Subscription Rights. There is a risk that changes in market conditions may result in the underlying common or preferred shares purchaseable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights. Investors who receive transferable subscription rights may find that there is no market to sell rights they do not wish to exercise. If investors exercise only a portion of the rights, the number of common or preferred shares issued may be reduced, and the common or preferred shares may trade at less favorable prices than larger offerings for similar securities.

Common Share Repurchases. Repurchases of common shares by the Fund may reduce the net asset coverage of the notes and preferred shares, which could adversely affect their liquidity or market prices. See “Risk Factors and Special Considerations—Special Risks to Holders of Notes and Preferred Shares—Common Share Repurchases.”

Common Share Distribution Policy. In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount at least equal to the greater of its stated distribution policy or the minimum distribution requirements of the Code in a given year, the Fund may return capital as part of its distribution. This would decrease the asset coverage per share with respect to the Fund’s notes or preferred shares, which could adversely affect their liquidity or market prices. See “Risk Factors and Special Considerations—Special Risks to Holders of Notes and Preferred Shares—Common Share Distribution Policy.”

Credit Quality Ratings. In order to obtain and maintain attractive credit quality ratings for preferred shares or borrowings, the Fund’s portfolio must satisfy over-collateralization tests established by the relevant rating agencies. These tests are more difficult to satisfy to the extent the Fund’s portfolio securities are of lower credit quality, longer maturity or not diversified by issuer and industry. These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act. With respect to ratings (if any) of the notes or preferred shares, a rating by a ratings agency does not eliminate or necessarily mitigate the risks of investing in our shares or notes, and a rating may not fully or accurately reflect all of the securities’ credit risks. A rating does not address the liquidity or any other market risks of the securities being rated. A rating agency could downgrade the rating of our notes or preferred shares, which may make such securities less liquid in the secondary market. If a rating agency downgrades the rating assigned to our preferred shares or notes, we may alter our portfolio or redeem the preferred shares or notes under certain circumstances. See “Risk Factors and Special Considerations—Special Risks to Holders of Notes and Preferred Shares—Credit Quality Ratings.”

Preferred Shares Subordinated to Debt Securities. As provided in the 1940 Act, and subject to compliance with the Fund’s investment limitations, the Fund may issue debt securities. In the event the Fund were to issue such securities, the Fund’s obligations to make distributions and, upon liquidation of the Fund, liquidation payments in respect of its preferred shares, would be subordinate to the Fund’s obligations to make any principal and interest payments due and owing with respect to its outstanding debt securities. Accordingly, the Fund’s issuance of debt securities would have the effect of creating special risks for the Fund’s preferred shareholders that would not be present in a capital structure that did not include such securities. See “Risk Factors and Special Considerations—Special Risks of Notes to Holders of Preferred Shares.”

Restrictions on Dividends and Other Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund’s common shares and preferred shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund’s ability to maintain its qualification as a regulated investment company for U.S. federal income tax purposes. While the Fund intends to redeem its preferred shares or prepay its notes to the extent necessary to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements. See “Taxation” in the SAI.

Leverage Risk. The Fund currently uses, and intends to continue to use, financial leverage for investment purposes by issuing preferred shares and may also issue debt securities for that purpose. As of March 31, 2014, the amount of leverage represented approximately 21% of the Fund’s net assets. The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage for the preferred shares. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on the preferred shares or principal or interest payments on debt securities, or to redeem preferred shares or repay debt, when it may be disadvantageous to do so. The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. To the extent that the Fund determines to employ leverage in its investment operations, the Fund will be subject to substantial risk of loss. The Fund cannot assure you that borrowings or the issuance of shares or notes will result in a higher yield or return to the holders of the common shares. Also, if the Fund is utilizing leverage, a decline in net asset value could affect the ability of the Fund to make common share distributions and such a failure to make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code.

The issuance of preferred shares or notes causes the net asset value and market value of the common shares to become more volatile. If the interest rate on the notes or the dividend rate on the preferred shares approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the interest rate on the notes or the dividend rate on the preferred shares plus the management fee annual rate of 1.00% (as applicable) exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued preferred shares or notes.

Any decline in the net asset value of the Fund’s investments would be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Fund might be in danger of failing to maintain the required asset coverage of the notes or preferred shares or of losing its ratings on the preferred shares or notes or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the distribution requirements on the preferred shares or notes. In order to counteract such an event, the Fund might need to liquidate investments in order to fund redemption of some or all of the preferred shares or notes.

In addition, the Fund would pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares or notes, including any additional advisory fees on the incremental assets attributable to such preferred shares or notes. Holders of preferred shares may have different interests than holders of common shares and at times may have disproportionate influence over the Fund’s affairs. In the event the Fund fails to maintain the specified level of asset coverage of any notes outstanding, the holders of the preferred shares will have the right to elect a majority of the Fund’s Directors. In addition, holders of preferred shares, voting separately as a single class, have the right to elect two members of the Board at all times and in the event dividends become in arrears for two full years would have the right (subject to the rights of noteholders) to elect a majority of the Directors until the arrearage is completely eliminated. In addition, preferred shareholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of the Fund to open-end status, and accordingly can veto any such changes. See “Risk Factors and Special Considerations—Special Risks to Holders of Common Shares—Leverage Risk.”

Market Discount Risk. Whether investors will realize gains or losses upon the sale of common shares of the Fund will depend upon the market price of the shares at the time of sale, which may be less or more than the Fund’s net asset value per share. Since the market price of the common shares will be affected by such factors as the Fund’s dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, net asset value, market liquidity, the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Fund, we cannot predict whether the common shares will trade at, below or above net asset value or at, below or above the public offering price. Common shares of closed-end funds often trade at a discount to their net asset values and the Fund’s common shares may trade at such a discount. This risk may be greater for investors expecting to sell their common shares of the Fund soon after completion of the public offering. The common shares of the Fund are designed primarily for long-term investors, and investors in the shares should not view the Fund as a vehicle for trading purposes. See “Risk Factors and Special Considerations—Special Risks to Holders of Common Shares—Market Discount Risk.”

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any variable rate preferred stock or debt securities issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders. See “Risk Factors and Special Considerations—Special Risks to Holders of Common Shares—Inflation Risk.”

Special Risks Related to Convertible Securities and Fixed Income Securities. The Fund invests a significant portion of its assets in convertible securities. Many convertible securities are not investment grade, that is, not rated within the four highest categories by Moody’s Investors Services, Inc. (“Moody’s”) and Standard & Poor’s (“S&P”) ratings agencies. To the extent that the convertible securities and any other fixed income securities owned by the Fund are rated lower than investment grade, or are not rated, there would be a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, those securities. Convertible debt securities (which generally are rated lower than investment grade) and fixed income securities that are rated lower than investment grade, or not rated but of similar quality, are commonly described as “junk bonds.” See “Risk Factors and Special Considerations—Risks of Investing in the Fund—Credit Risk for Convertible Securities and Fixed Income Securities.”

Interest Rate Risk for Fixed Income Securities. The primary risk associated with fixed income securities is interest rate risk. A decrease in interest rates will generally result in an increase in the value of a fixed income security, while increases in interest rates will generally result in a decline in its value. This effect is generally more pronounced for fixed rate securities than for securities whose income rate is periodically reset. Market interest rates recently have declined significantly below historical average rates, which may increase the risk that these rates will rise in the future. See “Risk Factors and Special Considerations—Risks of Investing in the Fund—Interest Rate Risk for Fixed Income Securities.”

Distribution Risk for Equity Income Securities. In selecting equity income securities in which the Fund will invest, the Investment Adviser will consider the issuer’s history of making regular periodic distributions (i.e., dividends) to its equity holders. An issuer’s history of paying dividends, however, does not guarantee that the issuer will continue to pay dividends in the future. See “Risk Factors and Special Considerations—Risks of Investing in the Fund—Distribution Risk for Equity Income Securities.”

Equity Risk. The principal risk of investing in equity securities is equity risk. Equity risk is the risk that the price of an equity security will fall due to general market and economic conditions, perceptions regarding the industry in which the issuer participates or the issuing company’s particular circumstances. Common stock in which the Fund will invest or receive upon conversion of convertible securities is subject to such equity risk. In the case of convertible securities, it is the conversion value of a convertible security that is subject to the equity risk; that is, if the appreciation potential of a convertible security is not realized, the premium paid for its conversion value may not be recovered. See “Investment Objective and Policies—Investment Practices—Convertible Securities.”

Prepayment Risks on Government Sponsored Mortgage-Backed Securities. The yield and maturity characteristics of government sponsored mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may generally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. See “Investment Objective and Policies—Investment Practices—Prepayment Risks on Government Sponsored Mortgage-Backed Securities.”

Illiquid Investments. The Fund has no limit on the amount of its net assets it may invest in unregistered and otherwise illiquid investments. The Fund currently does not intend to invest more than 15% of its total net assets in illiquid convertible securities or income securities. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933, as amended (the “1933 Act”). Unregistered securities generally can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the 1933 Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible. See “Risk Factors and Special Considerations—Risks of Investing in the Fund—Illiquid Securities.”

Industry Concentration Risk. The Fund may invest up to 25% of its assets in the securities of companies principally engaged in a single industry. In the event the Fund makes substantial investments in a single industry, the Fund would become more susceptible to adverse economic or regulatory occurrences affecting that industry. See “Risk Factors and Special Considerations—Risks of Investing in the Fund—Industry Concentration Risk.”

Foreign Securities Risk. The Fund may invest up to 25% of its total assets in foreign securities. The Fund may also purchase sponsored American Depository Receipts (“ADRs”) or U.S. denominated securities of foreign issuers, which will not be included in the Fund’s 25% foreign securities limitation. Investing in securities of foreign companies (or foreign governments), which are generally denominated in foreign currencies, may involve certain risks and opportunities not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluation of currencies. See “Risk Factors and Special Considerations—Risks of Investing in the Fund—Foreign Securities Risk.”

Smaller Companies. While the Fund intends to focus on the securities of established suppliers of accepted products and services, the Fund may also invest in smaller companies which may benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, and may also involve greater investment risk than larger, more established companies. For example, smaller companies may have more limited product lines, market or financial resources, and their securities may trade less frequently and in lower volume than the securities of larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of securities of other issuers. See “Risk Factors and Special Considerations—Risks of Investing in the Fund—Smaller Companies.”

Investment Companies. The Fund may invest in the securities of other investment companies to the extent permitted by law. To the extent the Fund invests in the common equity of investment companies, the Fund will bear its ratable share of any such investment company’s expenses, including management fees. The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in the securities of other investment companies. In these circumstances, holders of the Fund’s common shares will be subject to duplicative investment expenses. See “Risk Factors and Special Considerations—Risks of Investing in the Fund—Investment Companies.”

Interest Rate Transactions. The Fund may enter into an interest rate swap or cap transaction with respect to any future series of variable rate preferred shares. The use of interest rate swaps and caps is a highly specialized activity that involves certain risks to the Fund including, among others, counterparty risk and early termination risk. The Fund will enter into an interest rate swap or cap transaction only with counterparties that the Investment Adviser believes are creditworthy. Further, the Investment Adviser monitors the creditworthiness of a counterparty in an interest rate swap or cap transaction on an ongoing basis. See “Risk Factors and Special Considerations—Risks of Investing in the Fund—Interest Rate Transactions.”

Loans of Portfolio Securities. The Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities violates the terms of the loan or fails financially. The Fund currently does not intend to lend securities representing more than 33% of its total net assets. See “Risk Factors and Special Considerations—Risks of Investing in the Fund—Loans of Portfolio Securities.”

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. See “Risk Factors and Special Considerations—Risks of Investing in the Fund—Management Risk.”

Dependence on Key Personnel. The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund’s investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement, or inability to act on behalf of the Investment Adviser. See “Risk Factors and Special Considerations—Risks of Investing in the Fund —Dependence on Key Personnel.”

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, further downgrades of U.S. government securities and other similar events may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. See “Risk Factors and Special Considerations—Risks of Investing in the Fund—Market Disruption and Geopolitical Risk.”

Recent Economic Events. While the U.S. and global markets had experienced extreme volatility and disruption for an extended period of time beginning in 2007, the markets have more recently witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist: a weak consumer weighed down by too much debt and increasing joblessness, the growing size of the federal budget deficit and national debt, and the threat of inflation. A return to unfavorable economic conditions could impair the Fund’s ability to execute its investment strategies. See “Risk Factors and Special Considerations—Risks of Investing in the Fund—Recent Economic Developments.”

Government Intervention in Financial Markets Risk. The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. The Investment Adviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so. See “Risk Factors and Special Considerations —Risks of Investing in the Fund—Government Intervention in Financial Markets Risk.”

Long-term Objective. The Fund is intended for investors seeking a high level of total return over the long-term. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund. See “Risk Factors and Special Considerations—Risks of Investing in the Fund—Long-term Objective.”

Anti-Takeover Provisions. The Fund’s Governing Documents (as defined herein) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See “Risk Factors and Special Considerations—Risks of Investing in the Fund—Anti-Takeover Provisions of the Fund’s Governing Documents.”

Status as a Regulated Investment Company. The Fund has elected and has qualified for, and intends to remain qualified for, federal income tax purposes as a regulated investment company. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common shares if the Fund fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. The Fund presently intends, however, to purchase or redeem preferred shares to the extent necessary in order to maintain compliance with such asset coverage requirements. See “Taxation” for a more complete discussion of these and other federal income tax considerations.

Derivative Transactions. The Fund may participate in certain derivative transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser’s prediction of movements in the direction of the securities, foreign currency or interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. See “Risk Factors and Special Considerations—Risks of Investing in the Fund—Special Risks of Derivative Transactions.”

Special Risks Related to Preferred Securities. Special risks associated with the Fund investing in preferred securities include deferral of distributions or dividend payments, in some cases the right of an issuer never to pay missed dividends, subordination to debt and other liabilities, illiquidity, limited voting rights and redemption by the issuer. Because the Fund has no limit on its investment in non-cumulative preferred securities, the amount of dividends the Fund pays may be adversely affected if an issuer of a non-cumulative preferred stock held by the Fund determines not to pay dividends on such stock. There is no assurance that dividends or distributions on preferred stock in which the Fund invests will be declared or otherwise made payable. See “Risk Factors and Special Considerations—Risks of Investing in the Fund—Special Risks Related to Preferred Securities.”

Management and Fees

Gabelli Funds, LLC serves as the Fund’s investment adviser and is compensated for its services and its related expenses at an annual rate of 1.00% of the Fund’s average daily net assets. The Investment Adviser is responsible for administration of the Fund and currently utilizes and pays the fees of a third party administrator. The fee paid by the Fund may be higher when leverage is utilized, giving the Investment Adviser an incentive to utilize such leverage. However, the Investment Adviser has agreed to reduce the management fee on the incremental assets attributable to the currently outstanding Series B Preferred Shares during the fiscal year if the total return of the net asset value of the common shares of the Fund, including distributions and advisory fees subject to reduction for that year, does not exceed the stated dividend rate or corresponding swap rate of the Series B Preferred Shares for the period. In other words, if the effective cost of the leverage for any series of currently outstanding preferred shares exceeds the total return (based on net asset value) on the Fund’s common shares, the Investment Adviser will waive that portion of its management fee on the incremental assets attributable to the leverage for that series of currently outstanding preferred shares to mitigate the negative impact of the leverage on the common shareholder’s total return. The Investment Adviser currently intends that the voluntary advisory fee waiver will remain in effect for as long as the Series B Preferred Shares are outstanding. This fee waiver will not apply to any preferred shares issued from this offering. The Investment Adviser, however, reserves the right to modify or terminate the voluntary advisory fee waiver at any time. The Fund’s total return on the net asset value of the common shares is monitored on a monthly basis to assess whether the total return on the net asset value of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of currently outstanding preferred shares for the period. The test to confirm the accrual of the management fee on the assets attributable to each particular series of currently outstanding preferred shares is annual. The Fund will accrue for the management fee on these assets during the fiscal year if it appears probable that the Fund will incur the management fee on those additional assets.

For the year ended December 31, 2013, the Fund’s total return on the net asset value of the common shares exceeded the stated dividend rate or net swap expense of all currently outstanding preferred shares. Thus, management fees were accrued on these assets.

A discussion regarding the basis for the Board’s approval of the continuation of the investment advisory contract of the Fund is available in the Fund’s semi-annual report to shareholders dated June 30, 2013.

Repurchase of Common Shares

The Fund is authorized to repurchase up to 500,000 of its common shares in the open market when the common shares are trading at a discount of 10% or more (or such other percentage as the Fund’s Board may determine from time to time) from the net asset value of the shares. Although the Board has authorized such repurchases, the Fund is not required to repurchase its common shares. Such repurchases are subject to certain notice and other requirements under the 1940 Act. See “Repurchase of Shares.”

Anti-takeover Provisions

Certain provisions of the Fund’s charter (the “Charter”) and by-laws (the “By-Laws”) (collectively, the “Governing Documents”), may be regarded as “anti-takeover” provisions. Pursuant to these provisions, only one of three classes of directors is elected each year, and the affirmative vote of the holders of 75% of the outstanding shares of the Fund and the vote of a majority (as defined in the 1940 Act) of the holders of preferred shares voting as a single class, are necessary to authorize the conversion of the Fund from a closed-end to an open-end investment company. The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a principal shareholder. These provisions may have the effect of depriving Fund common shareholders of an opportunity to sell their shares at a premium to the prevailing market price. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

Custodian, Transfer Agent, Auction Agent and Dividend Disbursing Agent

State Street Bank and Trust Company (“State Street” or the “Custodian”), located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian receives a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

Computershare Trust Company, N.A. (“Computershare”), located at 250 Royall Street, Canton, Massachusetts 02021, serves as the Fund’s dividend disbursing agent, as agent under the Fund’s automatic dividend reinvestment and voluntary cash purchase plan, and as transfer agent and registrar with respect to the common shares of the Fund.

Computershare also serves as the Fund’s transfer agent, registrar, dividend paying agent and redemption agent with respect to the Series B Preferred.

SUMMARY OF FUND EXPENSES

The following table shows the Fund’s expenses, including preferred shares offering expenses, as a percentage of net assets attributable to common shares.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	1.75	%(1)
Offering Expenses Borne by the Fund (excluding Preferred Shares Offering Expenses) (as a percentage of offering price)	0.37	%(1)
Dividend Reinvestment Plan Fees	None	(2)
Preferred Shares Offering Expenses Borne by the Fund (as a percentage of net assets attributable to common shares)	0.24	%(3)

	Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Management Fees	1.39	%(4)
Interest on Borrowed Funds	None
Other Expenses	0.41	%(4)
Total Annual Expenses	1.80
Dividends on Preferred Shares	2.09	%(5)

Total Annual Expenses and Dividends on Preferred Shares	3.89%

(1)	Estimated maximum amount based on offering of $65 million in common shares and $35 million in preferred shares. The actual amounts in connection with any offering will be set forth in the Prospectus Supplement if applicable
(2)	Shareholders participating in the Fund’s Automatic Dividend Reinvestment and Voluntary Cash Purchase Plans would pay $0.75 plus their pro rata share of brokerage commissions per transactions to purchase shares and $2.50 plus their pro rata share of brokerage commissions per transaction to sell shares. See “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plans.”
(3)	Assumes issuance of $59.1 million in liquidation preference of fixed rate preferred shares and net assets attributable to common shares of $152.7 million (which includes issuance of $35 million in preferred shares and $65 million in common shares). The actual amounts in connection with any offering will be set forth in the Prospectus Supplement if applicable.
(4)	The Investment Adviser’s fee is 1.00% annually of the Fund’s average daily net assets, plus assets attributable to any outstanding senior securities, with no deduction for the liquidation preference of any outstanding preferred shares. Consequently, if the Fund has preferred shares outstanding, the investment management fees and other expenses as a percentage of net assets attributable to common stock will be higher than if the Fund does not utilize a leveraged capital structure. “Other Expenses” are based on estimated amounts for the current year assuming completion of the proposed issuances.
(5)	The Dividends on Preferred Shares represent distributions on the existing preferred stock outstanding and the proposed $35 million of preferred shares at 5.00%.

The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common stock, would bear directly or indirectly.

The following example illustrates the expenses (including the maximum estimated sales load of $10 and estimated offering expenses of $3.77 from the issuance of $65 million in common stock) you would pay on a $1,000 investment in common stock, assuming a 5% annual portfolio total return.1 The actual amounts in connection with any offering will be set forth in the Prospectus Supplement if applicable.

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$52	$131	$211	$420

1	The example should not be considered a representation of future expenses. The example assumes that the amounts set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

The example includes Dividends on Preferred Shares. If Dividends on Preferred Shares were not included in the example calculation, the expenses would be as follows (based on the same assumptions as above).

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$32	$70	$110	$223

FINANCIAL HIGHLIGHTS

The selected data below sets forth the per share operating performance and ratios for the periods presented. The financial information was derived from and should be read in conjunction with the Financial Statements of the Fund and Notes thereto, which are incorporated by reference into this prospectus and the SAI. The financial information for the year ended December 31, 2013, and for each of the preceding five fiscal periods, has been audited by [            ], the Fund’s independent registered public accounting firm, whose unqualified report on such Financial Statements is incorporated by reference into the SAI.

Selected data for a share outstanding throughout each period:

	Year Ended December 31,
	2013		2012	2011	2010		2009
Operating Performance:
Net asset value, beginning of period	$5.62		$5.48	$6.01	$5.94		$5.19

Net investment income	0.09		0.10	0.10	0.15		0.18
Net realized and unrealized gain/(loss) on investments, swap contracts, securities sold short, swap contracts, and foreign currency transactions	1.37		0.63	(0.05)	0.50		1.10

Total from investment operations	1.46		0.73	0.05	0.65		1.28

Distributions to Preferred Shareholders: (a)
Net investment income	(0.03)		(0.06)	(0.07)	(0.11)		(0.11)
Net realized gain	(0.08)		(0.05)	(0.03)	—		—

Total distributions to preferred shareholders	(0.11)		(0.11)	(0.10)	(0.11)		(0.11)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	1.35		0.62	(0.05)	0.54		1.17

Distributions to Common Shareholders:
Net investment income	(0.09)		(0.05)	(0.04)	(0.06)		(0.09)
Net realized gain	(0.31)		(0.04)	(0.02)	—		—
Paid-in capital	(0.08)		(0.39)	(0.42)	(0.41)		(0.33)

Total distributions to common shareholders	(0.48)		(0.48)	(0.48)	(0.47)		(0.42)

Fund Share Transactions:
Increase/(decrease) in net asset value from common share transactions	(0.00	)(b)	0.00 (b)	0.00 (b)	(0.00	)(b)	0.00 (b)
Increase in net asset value from repurchase of preferred shares	—		—	—	—		0.00 (b)

Total Fund share transactions	(0.00	)(b)	0.00 (b)	0.00 (b)	(0.00	)(b)	0.00 (b)

Net Asset Value Attributable to Common Shareholders, End of Year	$6.49		$5.62	$5.48	$6.01		$5.94

NAV total return†	24.83%		11.69%	(0.74)%	9.46%		23.72%

Market value, end of year	$6.16		$5.34	$5.11	$6.12		$5.81

Investment total return††	24.73%		13.81%	(9.11)%	13.96%		13.16%

	Year Ended December 31,
	2013	2012	2011	2010	2009
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$113,795	$101,064	$98,177	$104,547	$102,173
Net assets attributable to common shares, end of year (in 000’s)	$89,656	$76,925	$74,038	$80,408	$78,034
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	1.43%	1.77%	1.77%	2.43%	3.28%
Ratio of operating expenses to average net assets attributable to common shares before fees waived	1.80%	1.94%	2.00%	2.05%	2.01%
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any	1.80%	1.94%	1.69%	2.05%	2.01%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fees waived	1.40%	1.47%	1.53%	1.57%	1.50%
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any	1.40%	1.47%	1.29%	1.57%	1.50%
Portfolio turnover rate	35%	18%	41%	44%	71%
Preferred Stock:
6.000% Series B Cumulative Preferred Stock
Liquidation value, end of year (in 000’s)	$24,139	$24,139	$24,139	$24,139	$24,139
Total shares outstanding (in 000’s)	966	966	966	966	966
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (c)	$25.30	$25.78	$25.48	$25.20	$23.95
Asset coverage per share	$117.85	$104.67	$101.68	$108.28	$105.82
Asset coverage (d)	471%	419%	407%	433%	423%

†	For 2013 based on net asset value per share, adjusted for reinvestment of distributions at net asset value on the ex-dividend date. The years ended 2012, 2011, 2010, and 2009, were based on net asset value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment Plan.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the periods.
(b)	Amount represents less than $0.005 per share.
(c)	Based on weekly prices.
(d)	Asset coverage is calculated by combining all series of preferred stock.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, the Fund will invest the net proceeds of any offering in accordance with the Fund’s investment objectives and policies, and may use a portion of such proceeds, depending on market conditions, for other general corporate purposes, including the continuation of the Fund’s distributions. The Investment Adviser expects that it will initially invest the proceeds of the offering in high quality short-term debt securities and instruments. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objectives and policies as appropriate investment opportunities are identified, which is expected to be substantially completed within three months; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment style or changes in market conditions may cause the result in the Fund’s anticipated investment period extending to as long as six months. The Fund may also use the proceeds to redeem its Series B Preferred.

THE FUND

The Fund was incorporated in Maryland on December 19, 1988 as an open-end, diversified, management investment company, and converted to closed-end status after receiving shareholder approval of its Charter on February 21, 1995 and filing its Charter in Maryland on March 31, 1995. The Fund’s principal office is located at One Corporate Center, Rye, New York 10580-1422.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The investment objective of the Fund is to seek a high level of total return on its assets. The Fund seeks to achieve its investment objective through a combination of current income and capital appreciation. There is no assurance that this objective will be achieved. It is, however, a fundamental policy of the Fund and cannot be changed without stockholder approval.

Under normal circumstances the Fund will invest at least 80% of the value of its total assets (taken at current value) in “convertible securities,” i.e., securities (bonds, debentures, notes, stocks and other similar securities) that are convertible into common stock or other equity securities, and “income securities,” i.e., nonconvertible debt or equity securities having a history of regular payments or accrual of income to holders. Securities received upon conversion of a convertible security will not be included in the calculation of the percentage of Fund assets invested in convertible securities but may be retained in the Fund’s portfolio to permit orderly disposition or to establish long-term holding periods for federal income tax purposes. The Fund expects to continue its practice of focusing on convertible securities to the extent attractive opportunities are available. We cannot assure you that the Fund will achieve its investment objective.

The Fund may invest up to 20% of its total assets (taken at current value and subject to any restrictions appearing elsewhere in this Registration Statement) in any combination and quantity of securities that do not generate any income, such as common stocks that do not pay dividends. In selecting any of the foregoing securities for investment, the factors that will be considered by the Investment Adviser include the Investment Adviser’s evaluation of the underlying value of the assets and business of the issuers of the securities, the potential for capital appreciation, the price of the securities, the issuer’s balance sheet characteristics and the perceived skills and integrity of the issuer’s management.

During periods when it is deemed necessary for temporary defensive purposes, the Fund may invest without limit in high quality money market instruments, including commercial paper of domestic and foreign corporations, certificates of deposit, bankers’ acceptances and other obligations of domestic and foreign banks and obligations issued or guaranteed by the United States government, its instrumentalities or agencies and, subject to statutory limitations, unaffiliated money market mutual funds, unless an exemptive order permits the Fund to invest in affiliated money market funds. The yield on these securities will, as a general matter, tend to be lower than the yield on other securities to be purchased by the Fund. See “—Investment Practices—Temporary Defensive Investments.”

Investment Methodology of the Fund

In selecting securities for the Fund, the Investment Adviser normally will consider the following factors, among others:

•	the Investment Adviser’s own evaluations of the private market value (as defined below), cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company;

•	the interest or dividend income generated by the securities;

•	the potential for capital appreciation of the securities and any underlying common stocks;

•	the prices of the securities relative to other comparable securities;

•	the prices of the securities relative to any underlying common stock;

•	whether the securities are entitled to the benefits of sinking funds or other protective conditions or covenants;

•	the existence of any anti-dilution protections or guarantees of the security; and

•	the diversification of the Fund’s portfolio as to issuers.

The Investment Adviser’s investment philosophy with respect to equity and debt securities is to identify assets that are selling in the public market at a discount to their private market value. The Investment Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates an issuer’s free cash flow and long-term earnings trends. Finally, the Investment Adviser looks for a catalyst, something indigenous to the company, its industry or country that will surface additional value.

Certain Investment Practices

Convertible Securities. A convertible security is a bond, debenture, note, stock or other similar security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities are senior in rank to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

The Fund believes that the characteristics of convertible securities make them appropriate investments for an investment company seeking a high level of total return on its assets. These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value, relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were not convertible. During periods of rising interest rates, it is possible that the potential for capital gain on a convertible security may be less than that of a common stock equivalent if the yield on the convertible security is at a level that causes it to sell at a discount.

Every convertible security may be valued, on a theoretical basis, as if it did not have a conversion privilege. This theoretical value is determined by the yield it provides in comparison with the yields of other securities of comparable character and quality that do not have a conversion privilege. This theoretical value, which may change with prevailing interest rates, the credit rating of the issuer and other pertinent factors, often referred to as the “investment value,” represents the security’s theoretical price support level.

“Conversion value” is the amount a convertible security would be worth in market value if it were to be exchanged for the underlying equity security pursuant to its conversion privilege. Conversion value fluctuates directly with the price of the underlying equity security, usually common stock. If, because of low prices for the common stock, the conversion value is substantially below the investment value, the price of the convertible security is governed principally by the factors described in the preceding paragraph. If the conversion value rises near or above its investment value, the price of the convertible security generally will rise above its investment value and, in addition, will sell at some premium over its conversion value. This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. Accordingly, the conversion value of a convertible security is subject to equity risk, that is, the risk that the price of an equity security will fall due to general market and economic conditions, perceptions regarding the industry in which the issuer participates or the issuing company’s particular circumstances. If the appreciation potential of a convertible security is not realized, its conversion value premium may not be recovered.

In its selection of convertible securities for the Fund, the Investment Adviser will not emphasize either investment value or conversion value, but will consider both in light of the Fund’s overall investment objective. See “Convertible Securities” in the Statement of Additional Information. The Fund may convert a convertible security that it holds:

•	when necessary to permit orderly disposition of the investment when a convertible security approaches maturity or has been called for redemption;

•	to facilitate a sale of the position;

•	if the dividend rate on the underlying common stock increases above the yield on the convertible security; or

•	whenever the Investment Adviser believes it is otherwise in the best interests of the Fund.

Convertible securities are generally not investment grade, that is, not rated within the four highest categories by S&P and Moody’s. To the extent that such convertible securities and other nonconvertible debt securities, which are acquired by the Fund consistent with the factors considered by the Investment Adviser as described in this prospectus, are rated lower than investment grade or are not rated, there would be a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, those securities. It is expected that not more than 50% of the Fund’s portfolio will consist of securities rated CCC or lower by S&P or Caa or lower by Moody’s or, if unrated, are of comparable quality as determined by the Investment Adviser. Those securities and securities rated BB or lower by S&P or Ba or lower by Moody’s are often referred to in the financial press as “junk bonds” and may include securities of issuers in default. “Junk bonds” are considered by the rating agencies to be predominantly speculative and may involve major risk exposure to adverse conditions. See “Risk Factors and Special Considerations-Credit Risk for Convertible Securities and Fixed Income Securities.” Securities rated BBB by S&P or Baa by Moody’s, in the opinion of the rating agencies, also have speculative characteristics. Securities need not meet a minimum rating standard in order to be acceptable for investment by the Fund. See Appendix A to this prospectus.

The Fund’s investments in securities of issuers in default will be limited to not more than 5% of the total assets of the Fund. Further, the Fund will invest in securities of issuers in default only when the Investment Adviser believes that such issuers will emerge from bankruptcy and the value of such securities will appreciate. By investing in securities of issuers in default the Fund bears the risk that such issuers will not emerge from bankruptcy or that the value of such securities will not appreciate.

The Fund has no independent limit on the amount of its net assets it may invest in unregistered and otherwise illiquid securities and other investments. The current intention of the Investment Adviser is not to invest in excess of 15% of the Fund’s net assets in illiquid convertible securities or income securities. Common stockholders will be notified if the Investment Adviser changes its intention. Investments in unregistered or otherwise illiquid securities entail certain risks related to the fact that they cannot be sold publicly in the United States without registration under the Securities Act. See “Risk Factors and Special Considerations—Asset Class Risks.”

Income Securities. Although it is the Fund’s policy to invest in convertible securities to the extent attractive opportunities are available, the Fund may also invest in income securities other than convertible securities that are expected to periodically accrue or generate income for their holders. Such income securities include (i) fixed income securities such as bonds, debentures, notes, stock, short-term discounted Treasury Bills or certain securities of the U.S. government sponsored instrumentalities, as well as money market mutual funds that invest in those securities, which, in the absence of an applicable exemptive order, will not be affiliated with the Investment Adviser, and (ii) common stocks of issuers that have historically paid periodic dividends. Fixed income securities obligate the issuer to pay to the holder of the security a specified return, which may be either fixed or reset periodically in accordance with the terms of the security. Fixed income securities generally are senior to an issuer’s common stock and their holders generally are entitled to receive amounts due before any distributions are made to common stockholders. Common stocks, on the other hand, generally do not obligate an issuer to make periodic distributions to holders.

The market value of fixed income securities, especially those that provide a fixed rate of return, may be expected to rise and fall inversely with interest rates and in general is affected by the credit rating of the issuer, the issuer’s performance and perceptions of the issuer in the market place. The market value of callable or redeemable fixed income securities may also be affected by the issuer’s call and redemption rights. In addition, it is possible that the issuer of fixed income securities may not be able to meet its interest or principal obligations to holders. Further, holders of non-convertible fixed income securities do not participate in any capital appreciation of the issuer.

The Fund may also invest in obligations of government sponsored instrumentalities. Unlike non-U.S. government securities, obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

The Fund also may invest in common stock of issuers that have historically paid periodic dividends or otherwise made distributions to common stockholders. Unlike fixed income securities, dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer’s inability to satisfy its liabilities. Further, an issuer’s history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the holders of common stock may benefit from the capital appreciation of the issuer.

Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred shareholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Securities Subject to Reorganization. Subject to the requirement of investing at least 80% of its assets in convertible or income securities, the Fund may invest without limit in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Investment Adviser which must appraise not only the value of the issuer and its component businesses and the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer or proposal is in process. The Investment Adviser has experience investing in securities subject to reorganization as a secondary strategy, and has advised a registered open-end fund since May 1993 and a registered closed-end fund since January 2007 which from time to time use risk arbitrage as a principal investment strategy. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Investment Adviser intends to select investments of this type which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments.

Temporary Defensive Investments. Under normal market conditions at least 80% of the value of the Fund’s total assets (taken at current value) will be invested in “convertible securities,” i.e., securities (bonds, debentures, notes, stocks and other similar securities) that are convertible into common stock or other equity securities, and “income securities,” i.e., nonconvertible debt or equity securities having a history of regular payments or accrual of income to holders. However, when a temporary defensive posture is believed by the Investment Adviser to be warranted (“temporary defensive periods”), the Fund may invest more heavily in securities of U.S. government sponsored instrumentalities and in money market mutual funds that invest in those securities, which, in the absence of an exemptive order, are not affiliated with the Investment Adviser. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law. During temporary defensive periods, the Fund may be less likely to achieve its investment objective. See “Management of the Fund—General.”

Options. The Fund may, subject to guidelines of the Board, purchase or sell (i.e., write) options on securities, securities indices and foreign currencies that are listed on a national securities exchange or in the U.S. over-the-counter (“OTC”) markets as a means of achieving additional return or of hedging the value of the Fund’s portfolio. The Fund may write covered call options on common stock that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of total assets or invest up to 10% of its total assets in the purchase of put options on common stocks that the Fund owns or may acquire through the conversion or exchange of other securities that it owns. The Fund may not write covered call options in an amount exceeding 25% of the value of its total assets. The Fund’s investment in OTC options is limited to 5% of its total assets.

A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder the right, in return for a premium, to sell the underlying security to the writer, at a specified price, and obligating the writer to purchase the underlying security from the holder at that price.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options.

Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund’s writing of put and call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes.

The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceed 10% of the Fund’s total assets.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options and Swaps. Subject to the guidelines of the Board, interest” transactions (generally, transactions in futures, certain options, certain currency transactions and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Investment Adviser has filed a notice of exemption from registration as a “commodity pool operator “with respect to the Fund. The Fund and the investment Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. Due to the recent amendments to Rule 4.5 under the CEA, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include(i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options and certain types of swaps (including securities futures, broad-based stock index futures and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past and these limitations may have a negative impact on the ability of the Investment Adviser to manage the Fund, and on the Fund’s performance.

Forward Foreign Currency Exchange Contracts. Subject to guidelines of the Board, the Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against uncertainty in the level of future currency exchange rates. The Fund may enter into such contracts on a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The Fund expects to invest in forward currency contracts for hedging or currency risk management purposes and not in order to speculate on currency exchange rate movements, and the amount the Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies. The Fund will only enter into forward currency contracts with parties which it believes to be creditworthy.

When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will maintain a segregated account of cash or liquid high-grade debt securities with the Fund’s custodian in an aggregate at least equal to the amount of its forward commitments as long as the obligation to purchase continues.

Short Sales Against the Box. The Fund may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale. The Fund may not make short sales or maintain a short position if it would cause more than 25% of the Fund’s total assets, taken at market value, to be held as collateral for such sales.

To secure its obligations to deliver the securities sold short, the Fund will deposit in escrow in a separate account with its custodian an equal amount to the securities sold short or securities convertible into, or exchangeable for, such securities. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

The Fund may make a short sale in order to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into, or exchangeable for, such security, or when the Fund does not want to sell the security it owns. Such short sale transactions may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund. Additionally, the Fund may use short sales in conjunction with the purchase of a convertible security when it is determined that a convertible security can be bought at a small conversion premium and has a yield advantage relative to the underlying common stock sold short.

Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System that furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Adviser, acting under the supervision of the Board, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

Restricted and Illiquid Securities. The Fund may invest in securities for which there is no readily available trading market or are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Investment Adviser pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Foreign Securities. The Fund may invest up to 25% of its total assets in securities of non-U.S. issuers, which are generally denominated in foreign currencies. See “Risk Factors and Special Considerations—Risks of Investing in the Fund—Foreign Securities.”

The Fund may purchase sponsored ADRs or U.S. dollar-denominated securities of foreign issuers, which will not be included in this foreign securities limitation. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets.

Industry Concentration. The Fund may invest up to 25% of its total assets in securities of issuers in a single industry. See “Risk Factors and Special Considerations—Risks of Investing in the Fund—Industry Concentration Risk.”

Leveraging. As provided in the 1940 Act and subject to certain exceptions, the Fund may issue senior securities (which may be stock, such as preferred shares, or securities representing debt) so long as its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the amount of preferred shares and debt outstanding. Any such preferred shares may be convertible in accordance with SEC staff guidelines, which may permit the Fund to obtain leverage at attractive rates. For example, a fund that uses 33% leverage will show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. In addition, if the cost of leverage exceeds the return on the securities acquired with the proceeds of leverage, the use of leverage will diminish rather than enhance the return to the Fund. The Fund currently has 1,995,000 shares of preferred stock authorized, which include the preferred shares being registered by this registration statement. The use of leverage magnifies the impact of changes in net asset value. The use of leverage generally increases the volatility of returns to the Fund. See “Risk Factors and Special Considerations—Leverage Risk.”

In the event the Fund had both outstanding preferred shares and senior securities representing debt at the same time, the Fund’s obligations to pay dividends or distributions and, upon liquidation of the Fund, liquidation payments in respect of its preferred shares would be subordinate to the Fund’s obligations to make any principal and/or interest payments due and owing with respect to its outstanding senior debt securities. Accordingly, the Fund’s issuance of senior securities representing debt would have the effect of creating special risks for the Fund’s preferred shareholders that would not be present in a capital structure that did not include such securities. See “Risk Factors and Special Considerations—Special Risks of Notes to Holders of Preferred Shares.”

Investment Restrictions. The Fund has adopted certain investment restrictions as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class). In addition, pursuant to the Fund’s Articles Supplementary, a majority, as defined in the 1940 Act, of the outstanding preferred shares of the Fund (voting separately as a single class) is also required to change a fundamental policy. The Fund’s investment restrictions are more fully discussed under “Investment Restrictions” in the SAI.

Loans of Portfolio Securities. To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund’s total assets.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities violate the terms of the loan or fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss. See “Investment Objective and Policies—Additional Investment Policies—Loans of Portfolio Securities” in the SAI.

Warrants and Rights. The Fund may invest without limit in warrants or rights (other than those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Investment Adviser for inclusion in the Fund’s portfolio.

Portfolio Turnover. The Fund will buy and sell securities to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates.

Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long term capital gains portion of distributions to shareholders.

For the fiscal years ended December 31, 2011, 2012 and 2013, the portfolio turnover rate of the Fund was 35%, 18% and 41%, respectively. The Fund anticipates that its portfolio turnover rate will generally not exceed 100%.

Further information on the investment objective and policies of the Fund are set forth in the SAI.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Investors should consider the following risk factors and special considerations associated with investing in the Fund.

Special Risks to Holders of Notes

There may not be an established market for our notes. To the extent our notes trade, they may trade at a price either higher or lower than their principal amounts depending on interest rates, the rating (if any) on such notes and other factors.

Special Risks to Holders of Fixed Rate Preferred Shares

Illiquidity Prior to Exchange Listing. Prior to the offering of any additional series of fixed rate preferred shares, there will be no public market for such shares. In the event any fixed rate preferred shares are issued, prior application will have been made to list such shares on the NYSE. However, during an initial period, which is not expected to exceed 30 days after the date of initial issuance, such shares may not be listed on any securities exchange. During such period, the underwriters may make a market in such shares, though, they will have no obligation to do so. Consequently, an investment in such shares may be illiquid during such period.

Market Price Fluctuation. Fixed rate preferred shares may trade at a premium to or discount from liquidation preference for a variety of reasons, including changes in interest rates.

Special Risks for Holders of Variable Rate Preferred Shares

Auction Risk. You may not be able to sell your auction-rate preferred shares at an auction if the auction fails, i.e., if more auction-rate preferred shares are offered for sale than there are buyers for those shares. Also, if you place an order (a hold order) at an auction to retain auction-rate preferred shares only at a specified rate that exceeds the rate set at the auction, you will not retain your auction-rate preferred shares. Additionally, if you place a hold order without specifying a rate below which you would not wish to continue to hold your shares and the auction sets a below-market rate, you will receive a lower rate of return on your shares than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to the holders of the auction-rate preferred shares, which could also affect the liquidity of your investment. Since 2008, most auction-rate preferred share auctions have been unable to hold successful auctions and holders of such shares have suffered reduced liquidity. There can be no assurance that liquidity will improve.

Secondary Market Risk. If you try to sell your auction-rate preferred shares between auctions, you may not be able sell them or, if you are able to sell them, you may not be able to do so for their liquidation preference per share or such amount per share plus accumulated dividends. If the Fund has designated a special dividend period of more than seven days, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for the auction-rate preferred shares are not required to maintain this market, and the Fund is not required to redeem auction-rate preferred shares if either an auction or an attempted secondary market sale fails because of a lack of buyers. The auction-rate preferred shares will not be registered on a stock exchange. If you sell your auction-rate preferred shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction or during a special dividend period.

Special Risks to Holders of Notes and Preferred Shares

Common Share Repurchases. Repurchases of common shares by the Fund may reduce the net asset coverage of the notes and preferred shares, which could adversely affect their liquidity or market prices.

Common Share Distribution Policy. In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount at least equal to the greater of its stated distribution policy or the minimum distribution requirements of the Code in a given year, the Fund may return capital as part of its distribution. This would decrease the asset coverage per share with respect to the Fund’s notes or preferred shares, which could adversely affect their liquidity or market prices.

For the fiscal year ended December 31, 2013, the Fund made distributions of $0.48 per common share, of which approximately $0.08 constituted a return of capital. The composition of each distribution is estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each of the current year’s distributions will be based on the Fund’s investment activity through the end of the calendar year.

Credit Quality Ratings. In order to obtain and maintain attractive credit quality ratings for preferred shares or borrowings, the Fund’s portfolio must satisfy over-collateralization tests established by the relevant rating agencies. These tests are more difficult to satisfy to the extent the Fund’s portfolio securities are of lower credit quality, longer maturity or not diversified by issuer and industry. These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act. With respect to ratings (if any) of the notes or preferred shares, a rating by a ratings agency does not eliminate or necessarily mitigate the risks of investing in our preferred shares or notes, and a rating may not fully or accurately reflect all of the securities’ credit risks. A rating does not address the liquidity or any other market risks of the securities being rated. A rating agency could downgrade the rating of our notes or preferred shares, which may make such securities less liquid in the secondary market. If a rating agency downgrades the rating assigned to our preferred shares or notes, we may alter our portfolio or redeem the preferred shares or notes under certain circumstances.

Special Risks of Notes to Holders of Preferred Shares

As provided in the 1940 Act, and subject to compliance with the Fund’s investment limitations, the Fund may issue notes. In the event the Fund were to issue such securities, the Fund’s obligations to pay dividends or make distributions and, upon liquidation of the Fund, liquidation payments in respect of its preferred shares would be subordinate to the Fund’s obligations to make any principal and interest payments due and owing with respect to its outstanding notes. Accordingly, the Fund’s issuance of notes would have the effect of creating special risks for the Fund’s preferred shareholders that would not be present in a capital structure that did not include such securities.

Special Risk to Holders of Common Shares

Leverage Risk. The Fund currently uses financial leverage for investment purposes by issuing preferred shares. As of March 31, 2014, the amount of leverage represented approximately 21% of the Fund’s net assets. The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds that have a similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage for the preferred shares. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on the preferred shares or principal or interest payments on debt securities, or to redeem preferred shares or repay debt, when it may be disadvantageous to do so. The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. To the extent the Fund is leveraged in its investment operations, the Fund will be subject to substantial risk of loss. The Fund cannot assure that borrowings or the issuance of preferred shares will result in a higher yield or return to the holders of the common shares. Also, if the Fund is utilizing leverage, a decline in net asset value could affect the ability of the Fund to make common share distributions and such a failure to make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code.

Any decline in the net asset value of the Fund’s investments would be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. In such a case, the Fund might be in danger of failing to maintain the required asset coverage of its borrowings or preferred shares or of losing its ratings on its borrowings or preferred shares or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the interest or dividend requirements on its borrowings or preferred shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the preferred shares or notes.

•	Preferred Share and Note Risk. The issuance of preferred shares or notes causes the net asset value and market value of the common shares to become more volatile. If the dividend rate on the preferred shares or the interest rate on the notes approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate on the preferred shares or the interest rate on the notes plus the management fee annual rate of 1.00% exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued preferred shares or notes. If the Fund has insufficient investment income and gains, all or a portion of the distributions to preferred shareholders or interest payments to note holders would come from the common shareholders’ capital. Such distributions and interest payments reduce the net assets attributable to common shareholders.

In addition, the Fund would pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares or notes, including the advisory fees on the incremental assets attributable to the preferred shares or notes.

Holders of preferred shares may have different interests than holders of common shares and may at times have disproportionate influence over the Fund’s affairs. Holders of preferred shares, voting separately as a single class, would have the right to elect two members of the Board of Directors at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the Directors until such arrearage is completely eliminated. In addition, preferred shareholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of the fund to open-end status, and accordingly can veto any such changes.

Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of the Fund’s common shares and preferred shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund’s ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem its preferred shares or notes to the extent necessary to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements.

•	Portfolio Guidelines of Rating Agencies for Preferred Shares and/or Credit Facility. In order to obtain and maintain attractive credit quality ratings for preferred shares or borrowings, the Fund must comply with investment quality, diversification and other guidelines established by the relevant rating agencies. These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act. In the event that a rating on the Fund’s preferred shares or notes is lowered or withdrawn by the relevant rating agency, the Fund may also be required to redeem all or part of its outstanding preferred shares or notes, and the common shares of the Fund will lose the potential benefits associated with a leveraged capital structure.

•	Impact on Common Shares. The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of net investment income of the Fund, realized gains or losses of the Fund and changes in the value of the securities held in the Fund’s portfolio) of –10%, –5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See “Risks.” The table further reflects leverage representing 28% of the Fund’s total assets, the Fund’s current projected blended annual average leverage dividend or interest rate of 5.41%, a management fee at an annual rate of 1.00% of the liquidation preference of any outstanding preferred shares and estimated annual incremental expenses attributable to any outstanding preferred shares of 0.04% of the Fund’s net assets attributable to common shares.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Share Total Return	(16.40)%	(9.45)%	(2.51)%	4.44%	11.38%

Common share total return is composed of two elements—the common share distributions paid by the Fund (the amount of which is largely determined by the taxable income of the Fund (including realized gains or losses) after paying interest on any debt and/or dividends on any preferred shares) and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy total return. For example, to assume a total return of 0% the Fund must assume that the income it receives on its investments is entirely offset by expenses and losses in the value of those investments.

Market Discount Risk. Whether investors will realize gains or losses upon the sale of common shares of the Fund will depend upon the market price of the shares at the time of sale, which may be less or more than the Fund’s net asset value per share. Since the market price of the common shares will be affected by such factors as the Fund’s dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, net asset value, market liquidity, the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Fund, we cannot predict whether the common shares will trade at, below or above net asset value or at, below or above the public offering price. Common shares of closed-end funds often trade at a discount to their net asset values and the Fund’s common shares may trade at such a discount. This risk may be greater for investors expecting to sell their common shares of the Fund soon after completion of the public offering. The common shares of the Fund are designed primarily for long-term investors, and investors in the shares should not view the Fund as a vehicle for trading purposes.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any variable rate preferred stock or debt securities issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders.

Special Risk to Holders of Subscription Rights

There is a risk that changes in market conditions may result in the underlying common or preferred shares purchaseable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights. Investors who receive subscription rights may find that there is no market to sell rights they do not wish to exercise. If investors exercise only a portion of the rights, the number of common or preferred shares issued may be reduced, and the common or preferred shares may trade at less favorable prices than larger offerings for similar securities.

Risks of Investing in the Fund

Credit Risk for Convertible Securities and Fixed Income Securities. Many convertible securities are not investment grade, that is, not rated within the four highest categories by S&P and Moody’s. To the extent that the Fund’s convertible securities and any other fixed income securities are rated lower than investment grade or are not rated, there would be a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, those securities. It is expected that not more than 50% of the Fund’s portfolio will consist of securities rated CCC or lower by S&P or Caa or lower by Moody’s or, if unrated, are of comparable quality as determined by the Investment Adviser.

Securities rated BB or lower by S&P or Ba or lower by Moody’s are often referred to in the financial press as “junk bonds” and may include securities of issuers in default. “Junk bonds” are considered by the rating agencies to be predominantly speculative and may involve major risk exposures such as:

•	greater volatility and credit risk;

•	vulnerability to economic downturns and changes in interest rates;

•	sensitivity to adverse economic changes and corporate developments;

•	additional expenses to pursue recovery from issuers that default;

•	redemption or call provisions that may be exercised at inopportune times;

•	difficulty in accurately valuing or disposing of such securities;

•	subordination to other debt of the issuer; and

•	junk bonds are generally unsecured.

Convertible securities and other income securities need not meet a minimum rating standard in order to be acceptable for investment by the Fund.

In addition, the prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market value of lower grade securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates.

Securities ratings are relative and subjective and not absolute standards of quality. They are based largely on an issuer’s historical financial condition and the rating agency’s analysis at the time of the rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition.

As a part of its investments in lower grade fixed-income securities, the Fund may invest in the securities of issuers in default. The Fund will invest in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations and emerge from bankruptcy protection and that the value of such issuers’ securities will appreciate. By investing in the securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of these securities will not otherwise appreciate.

Generally, lower grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because lower grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management and regulatory matters.

In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value in order to respond to changes in the economy or the financial markets.

Lower grade securities and unrated securities of comparable quality also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed-income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of nonconvertible bonds and preferred stocks moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. Interest rates are at historical lows and, therefore, it is likely that they will rise in the future.

In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might change their ratings of a particular issue to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

The market for lower grade and comparable unrated securities has experienced periods of significantly adverse price and liquidity several times, particularly at or around times of economic recession. Past market recessions have adversely affected the value of such securities and the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities may react in a similar fashion in the future.

For a description of the ratings categories of certain recognized statistical ratings agencies, see Appendix A to this prospectus.

Dilution Risk for Convertible Securities. In the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared, or the issuer enters into another type of corporate transaction that has a similar effect.

Interest Rate Risk for Fixed Income Securities. The primary risk associated with fixed income securities is interest rate risk. A decrease in interest rates will generally result in an increase in the value of a fixed income security, while increases in interest rates will generally result in a decline in its value. This effect is generally more pronounced for fixed rate securities than for securities whose income rate is periodically reset. Market interest rates recently have declined significantly below historical average rates, which may increase the risk that these rates will rise in the future.

Further, while longer term fixed rate securities may pay higher interest rates than shorter term securities, longer term fixed rate securities, like fixed rate securities, also tend to be more sensitive to interest rate changes and, accordingly, tend to experience larger changes in value as a result of interest rate changes.

Distribution Risk for Equity Income Securities. In selecting equity income securities in which the Fund will invest, the Investment Adviser will consider the issuer’s history of making regular periodic distributions (i.e., dividends) to its equity holders. An issuer’s history of paying dividends, however, does not guarantee that the issuer will continue to pay dividends in the future. The dividend income stream associated with equity income securities generally is not guaranteed and will be subordinate to payment obligations of the issuer on its debt and other liabilities. Accordingly, in the event the issuer does not realize sufficient income in a particular period both to service its liabilities and to pay dividends on its equity securities, it may forgo paying dividends on its equity securities. In addition, because in most instances issuers are not obligated to make periodic distributions to the holders of their equity securities, such distributions or dividends generally may be discontinued at the issuer’s discretion.

Equity Risk. The principal risk of investing in equity securities is equity risk. Equity risk is the risk that the price of an equity security will fall due to general market and economic conditions, perceptions regarding the industry in which the issuer participates or the issuing company’s particular circumstances. Common stock in which the Fund will invest or receive upon conversion of convertible securities is subject to such equity risk. In the case of convertible securities, it is the conversion value of a convertible security that is subject to the equity risk; that is, if the appreciation potential of a convertible security is not realized, the premium paid for its conversion value may not be recovered. See “Investment Objective and Policies—Investment Practices—Convertible Securities.”

Prepayment Risks on Government Sponsored Mortgage-Backed Securities. The yield and maturity characteristics of government sponsored mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may generally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. Prepayment risks include the following:

•	the relationship between prepayments and interest rates may give some lower grade government sponsored mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities;

•	in addition, when interest rates fall, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid;

•	because of these and other reasons, a government sponsored mortgage-backed security’s total return and maturity may be difficult to predict; and

•	to the extent that the Fund purchases government sponsored mortgage-backed securities at a premium, prepayments may result in loss of the Fund’s principal investment to the extent of premium paid.

Illiquid Securities. The Fund has no limit on the amount of its net assets it may invest in unregistered and otherwise illiquid investments. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the 1933 Act. Unregistered securities generally can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the 1933 Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible.

Unregistered convertible securities or the securities obtained upon conversion normally may be resold publicly under certain volume and other restrictions beginning one year following the acquisition of the securities obtained upon conversion and without any restrictions beginning two years after the acquisition of the securities obtained upon conversion. Unregistered securities that are freely salable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy institutional liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board will monitor their liquidity.

Industry Concentration Risk. The Fund may invest up to 25% of its total assets in securities of a single industry. Should the Fund choose to do so, the net asset value of the Fund will be more susceptible to factors affecting those particular types of companies, which, depending on the particular industry, may include, among others: governmental regulation; inflation; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; and increasing interest rates resulting in high interest costs on borrowings needed for capital investment, including costs associated with compliance with environmental and other regulations. In such circumstances the Fund’s investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of industries.

Foreign Securities Risk. The Fund may invest up to 25% of its total assets in the securities of foreign issuers. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income.

There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

The Fund also may purchase ADRs or U.S. dollar-denominated securities of foreign issuers which will not be included in the 25% foreign securities limitation. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Smaller Companies. While the Fund intends to focus on the securities of established suppliers of accepted products and services, the Fund may also invest in smaller companies which may benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, and may also involve greater investment risk than larger, more established companies. For example, smaller companies may have more limited product lines, market or financial resources and their securities may trade less frequently and in lower volume than the securities of larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.

Investment Companies. The Fund may invest in the securities of other investment companies to the extent permitted by law. To the extent the Fund invests in the common equity of investment companies, the Fund will bear its ratable share of any such investment company’s expenses, including management fees. The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in the securities of other investment companies. In these circumstances holders of the Fund’s common shares will be subject to duplicative investment expenses. The Fund will not purchase the securities of affiliated investment companies.

Loans of Portfolio Securities. Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described in the SAI), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale.

The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund’s total assets.

For a further description of such loans of portfolio securities, see “Investment Objective and Policies—Additional Investment Policies—Loans of Portfolio Securities” in the SAI.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Interest Rate Transactions. The Fund may enter into an indirect swap or cap transaction with respect to all or a portion of any future series of variable rate preferred shares. The use of interest rate swaps and caps is a highly specialized activity that involves certain risks to the Fund including, among others, counterparty risk and early termination risk. See “How the Fund Manages Risk—Interest Rate Transactions.”

Dependence on Key Personnel. The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund’s investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, further downgrades of U.S. government securities and other similar events may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. economy and securities markets. There can be no assurance that these events and other market disruptions will not have other material and adverse implications.

Recent Economic Events. In the recent past, the debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the repricing of credit risk in the broadly syndicated market, among other things. These events, along with the downgrade to the United States credit rating by credit agencies, deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions led, in the recent past, and may lead in the future, to worsening general economic conditions, which did, and could, materially and adversely impact the broader financial and credit markets and reduce the availability of debt and equity capital for the market as a whole and financial firms in particular. These events adversely affected (and could adversely affect in the future) the willingness of some lenders to extend credit in general, which may have made it (and could make it in the future) more difficult for issuers of debt securities to obtain financings or refinancings for their investment or lending activities or operations. There is a risk that such issuers will be unable to successfully complete such financings or refinancings. In particular, because of the current conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These events may increase the volatility of the value of securities owned by the Fund and/or result in sudden and significant valuation increases or decreases in its portfolio. These events also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. In addition, illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the common shares. These events have adversely affected the broader economy, and may continue to do so, which may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings and increase defaults. There is also a risk that developments in sectors of the credit markets in which the Fund does not invest may adversely affect the liquidity and the value of securities in sectors of the credit markets in which the Fund does invest, including securities owned by Fund.

While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 has generally subsided, uncertainty and periods of volatility remain, and risks to a robust resumption of growth persist. In 2010, several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, began to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. While the financial stability of such countries has improved significantly, risks resulting from any future debt crisis in Europe or any similar crisis could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in these countries and the financial condition of European financial institutions. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. We cannot assure you that market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, will not impact the global economy, and we cannot assure you that assistance packages will be available, or if available, be sufficient to stabilize countries and markets in Europe or elsewhere affected by a financial crisis. To the extent uncertainty regarding any economic recovery in Europe negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected. Recent downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates and the decision to begin tapering its quantitative easing policy, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objectives.

General market uncertainty and consequent repricing of risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt securities, and significant and rapid value decline in certain instances. Additionally, periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may make valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage.

Government Intervention in Financial Markets Risk. The recent instability in the financial markets discussed above has led the U.S. government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives.

Congress has enacted sweeping financial legislation, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), signed into law by President Obama on July 21, 2010, regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives. Many provisions of the Dodd-Frank Act have been or will be implemented through regulatory rulemakings and similar processes over a period of time. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse. Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects. By way of example and not limitation, direct and indirect changes from the Dodd-Frank Act and follow-on regulation may occur to a significant degree with regard to, among other areas, financial consumer protection, bank ownership of and involvement with private funds, proprietary trading, registration of investment advisers, and the trading and use of many derivative instruments, including swaps. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund. In addition, Congress may address tax policy, which also could have uncertain direct and indirect impact on trading and operations, as well as, potentially, the operations and structure of the Fund.

Further, the Dodd-Frank Act created the Financial Stability Oversight Council (“FSOC”), an interagency body charged with identifying and monitoring systemic risks to financial markets. The FSOC has the authority to require that non-bank financial companies that are “predominantly engaged in financial activities,” such as the Fund and the Investment Adviser, whose failure it determines would pose systemic risk, be placed under the supervision of the Board of Governors of the Federal Reserve System (“Federal Reserve”). The FSOC has the authority to recommend that the Federal Reserve adopt more stringent prudential standards and reporting and disclosure requirements for non-bank financial companies supervised by the Federal Reserve. The FSOC also has the authority to make recommendations to the Federal Reserve on various other matters that may affect the Fund, including requiring financial firms to submit resolution plans, mandating credit exposure reports, establishing concentration limits, and limiting short-term debt. The FSOC may also recommend that other federal financial regulators impose more stringent regulation upon, or ban altogether, financial activities of any financial firm that poses what it determines are significant risks to the financial system. In the event that the FSOC designates the Fund or the Investment Adviser as a systemic risk to be placed under the Federal Reserve’s supervision, the Fund or the Investment Adviser could face stricter prudential standards, including risk-based capital requirements, leverage limits, liquidity requirements, concentration requirements, and overall risk management requirements, among other restrictions. Such requirements could hinder the Fund’s ability to meet its investment objectives and may place the Fund at a disadvantage with respect to its competitors.

On December 10, 2013, U.S. financial regulators adopted final regulations (the “Final Regulations”) to implement the statutory mandate of the Volcker Rule. Pursuant to the Dodd-Frank Act, the Volcker Rule’s effective date was July 21, 2012 and the Final Regulations become effective on April 14, 2014; however, concurrent with the adoption of the Final Regulations the Federal Reserve granted a statutorily permitted conformance period, essentially making the effective date of the Volcker Rule and the Final Regulations July 21, 2015. The Investment Adviser may attempt to take certain actions to lessen the impact of the Volcker Rule, although no assurance can be given that such actions would be successful and no assurance can be given that such actions would not have a significant negative impact on the Fund.

The continuing implementation of the Dodd-Frank Act could also adversely affect the Investment Adviser and the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Investment Adviser’s and the Fund’s exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Investment Adviser and the Fund, including, without limitation, responding to investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Investment Adviser and the Fund may be affected by the new legislation and regulation in ways that are currently unforeseeable.

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, on August 31, 2011 the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund. The Investment Adviser cannot predict the effects of these regulations on the Fund’s portfolio. The Investment Adviser intends to monitor developments and seeks to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that they will be successful in doing so.

Certain lawmakers support an increase in federal revenue as a component of a plan to address the growing federal budget deficit. Also, comprehensive federal tax reform is the subject of political attention.

On February 9, 2012, the CFTC adopted certain amendments to the regulations governing commodity pools, commodity pool operators, and commodity trading advisers (the “CPO-CTA Rulemaking”). As part of the CPO-CTA Rulemaking, the CFTC amended Rule 4.5 under the Commodity Exchange Act (the “CEA”) to impose additional restrictions on the use of futures, options and swaps by registered investment companies, such as the Fund. These amendments limit the ability of the Fund to use futures, options and swaps without the Fund, its advisers and operators being subject to full CFTC regulation, which would impose substantial additional regulatory and compliance burdens on the Investment Adviser (who would have to register as commodity pool operators and/or commodity trading advisers) and the Fund. The ultimate effect these amendments may have on the Investment Adviser and the Fund is thus uncertain; however, it is possible that they may adversely affect the Fund’s ability to manage its portfolio and may impair the Fund’s ability to achieve its investment objectives.

The CPO-CTA Rulemaking also imposed additional reporting and disclosure obligations on commodity pool operators and this may too adversely affect the Fund’s ability to manage its portfolio and impair the Fund’s ability to achieve its investment objectives. The CPO-CTA Rulemaking may substantially increase regulatory compliance costs for the Fund and the Investment Adviser and could have effects on the management of the Fund’s portfolio that are currently unforeseeable, that could reduce returns to investors and that could impair the Fund’s ability to achieve its investment objectives.

In the aftermath of the recent financial crisis, there appears to be a renewed popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

Long-Term Objective. The Fund is intended for investors seeking a high level of total return over the long-term. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.

Anti-Takeover Provisions. The Fund’s Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

Status as a Regulated Investment Company. The Fund has elected and has qualified, and intends to remain qualified, for U.S. federal income tax purposes as a regulated investment company under Subchapter M of the Code. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common shares if the Fund fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. The Fund presently intends, however, to purchase or redeem notes or preferred shares to the extent necessary in order to maintain compliance with such asset coverage requirements. See “Taxation” for a more complete discussion of these and other U.S. federal income tax considerations.

Special Risks Related to Derivative Transactions

The Fund may participate in derivative transactions. Such transactions entail certain execution, market, liquidity, hedging, and tax risks. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser’s prediction of movements in the direction of the securities, foreign currency and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:

•	dependence on the Investment Adviser’s ability to predict correctly movements in the direction of interest rates, securities prices and currency markets;

•	imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged;

•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•	the possible absence of a liquid secondary market for any particular instrument at any time;

•	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

•	the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain “cover” or to segregate securities in connection with the hedging techniques; and

•	the creditworthiness of counterparties.

Futures Transactions. The Fund may invest without limit in futures contracts. Futures and options on futures entail certain risks, including but not limited to the following:

•	no assurance that futures contracts or options on futures can be offset at favorable prices;

•	possible reduction of the return of the Fund due to the use of hedging;

•	possible reduction in value of both the securities hedged and the hedging instrument;

•	possible lack of liquidity due to daily limits or price fluctuations;

•	imperfect correlation between the contracts and the securities being hedged; and

•	losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.

Forward Currency Exchange Contracts. There is no independent limit on the Fund’s ability to invest in foreign currency exchange contracts. The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

For a further description of such derivative investments, see “Investment Objective and Policies—Additional Investment Policies” in the SAI.

Special Risks Related to Preferred Securities

There are special risks associated with the Fund investing in preferred securities, including:

Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security on which distributions are being deferred by the issuer, the Fund may be required to report income for tax purposes although it has not yet received such deferred distributions.

Non-Cumulative Dividends. Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the Fund’s return from that security may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt security instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may be entitled to elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

HOW THE FUND MANAGES RISK

Investment Restrictions

The Fund has adopted certain investment limitations, some of which are fundamental policies of the Fund, designed to limit investment risk and maintain portfolio diversification. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class). In addition, pursuant to the Articles Supplementary of each of the series of preferred shares, a majority, as defined in the 1940 Act, of the outstanding preferred shares of the Fund (voting separately as a single class) is also required to change a fundamental policy. The Fund may become subject to guidelines that are more limiting than its current investment restrictions in order to obtain and maintain ratings from Moody’s and S&P on its preferred shares.

Interest Rate Transactions

The Fund may enter into an interest rate swap or cap transaction with respect to all or a portion of any future series of variable rate preferred shares. Through these transactions the Fund may, for example, obtain the equivalent of a fixed rate for a series of variable rate preferred shares that is lower than the Fund would have to pay if it issued fixed rate preferred shares.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on a series of the variable rate preferred shares. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred share dividends or distributions when due in accordance with the Articles Supplementary of the relevant series of the variable rate preferred shares even if the counterparty defaulted. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at that point in time, such a default could negatively affect the Fund’s ability to make dividend or distribution payments on the variable rate preferred shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund’s ability to make dividend or distribution payments on the variable rate preferred shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage for the variable rate preferred shares. A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. Under the Articles Supplementary for each series of the preferred shares, if the Fund fails to maintain the required asset coverage on the outstanding preferred shares or fails to comply with other covenants, the Fund may, at its option (and in certain circumstances will be required to), mandatorily redeem some or all of these shares. The Fund generally may redeem the auction-rate preferred shares, in whole or in part, at its option at any time (usually on a dividend or distribution payment date), other than during a non-call period. Such redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by the Fund to the counterparty, while early termination of a cap could result in a termination payment to the Fund.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate cash or liquid securities having a value at least equal to the value of the Fund’s net payment obligations under any swap transaction, marked to market daily. The Fund does not presently intend to enter into interest rate swap or cap transactions relating to the auction-rate preferred shares in a notional amount in excess of the outstanding amount of the auction-rate preferred shares. The Fund will monitor any such swap with a view to ensuring that the Fund remains in compliance with all applicable regulatory investment policy and tax requirements.

MANAGEMENT OF THE FUND

General

The Fund’s Board (who, with the Fund’s officers, are described in the SAI) has overall responsibility for the management of the Fund. The Board decides upon matters of general policy and reviews the actions of the Investment Adviser, Gabelli Funds, LLC, One Corporate Center, Rye, New York 10580-1422, and the Sub-Administrator (as defined below). Pursuant to an investment advisory agreement with the Fund, the Investment Adviser, under the supervision of the Fund’s Board, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides all facilities and personnel, including officers required for its administrative management and pays the compensation of all officers and directors of the Fund who are its affiliates. As compensation for its services and the related expenses borne by the Investment Adviser, the Fund pays the Investment Adviser a fee, computed daily and payable monthly, equal, on an annual basis, to 1.00% of the Fund’s average daily net assets including the liquidation value of preferred shares. Net assets does not include amounts attributable to liabilities constituting indebtedness. The Investment Adviser will waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate stated value of its currently outstanding preferred shares for any calendar year in which the net asset value total return of the Fund allocable to the common shares, including distributions and the advisory fee subject to potential waiver, is less than the stated annual dividend rate or corresponding swap rate of each particular series of currently outstanding preferred shares, prorated during the year such preferred shares are issued and the final year they are outstanding. The Fund’s total return on the net asset value of the common shares is monitored on a monthly basis to assess whether the total return on the net asset value of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of currently outstanding preferred shares for the period. The test to confirm the accrual of the management fee on the assets attributable to each particular series of preferred shares is annual. The Fund will accrue for the management fee on these assets during the fiscal year if it appears probable that the Fund will incur the management fee on those additional assets.

The Investment Adviser

The Investment Adviser is a New York limited liability company which serves as an investment adviser to 16 open-end and 10 closed-end registered management investment companies and a Luxembourg SICAV with combined aggregate net assets in excess of $25.9 billion as of December 31, 2013. The Investment Adviser is a registered adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a “controlling person” of the Investment Adviser on the basis of his controlling interest in GAMCO Investors, Inc. (“GBL”), the parent company of the Investment Adviser. The Investment Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management, Inc., a wholly owned subsidiary of GBL, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as sub-adviser to certain third party investment funds, which include registered investment companies, and had assets under management of approximately $20.3 billion as of December 31, 2013; Teton Advisors, Inc., an affiliate of the Investment Adviser with assets under management of approximately $2.0 billion as of December 31, 2013, acts as investment adviser to The TETON Westwood Funds and separately managed accounts. Gabelli Securities, Inc., a majority owned subsidiary of GBL, acts as investment adviser to certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $811 million as of December 31, 2013; and Gabelli Fixed Income LLC, an indirect wholly owned subsidiary of GBL, acts as investment adviser for separate accounts having assets under management of approximately $62 million as of December 31, 2013. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, Inc., the principal shareholder of Teton Advisors, Inc. as of December 31, 2013.

The Investment Adviser is a wholly-owned subsidiary of GAMCO Investors, Inc., a New York corporation, whose Class A Common Stock is traded on the NYSE under the symbol “GBL.” Mr. Mario J. Gabelli may be deemed a “controlling person” of the Investment Adviser on the basis of his ownership of a majority of the stock of GGCP, Inc., which holds a majority of the capital stock and voting power of GAMCO Investors, Inc.

Payment of Expenses

The Investment Adviser is obligated to pay expenses associated with providing the services contemplated by the Advisory Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund, as well as the fees of all directors of the Fund who are affiliated with the Investment Adviser. The Fund pays all other expenses incurred in its operation including, among other things, expenses for legal and independent accountants’ services, costs of printing proxies, stock certificates and stockholder reports, charges of the custodian, any subcustodian and transfer and dividend paying agent, expenses in connection with its respective automatic dividend reinvestment and voluntary cash purchase plan, SEC fees, fees and expenses of unaffiliated directors, accounting and pricing costs, including costs of calculating the net asset value of the Fund, membership fees in trade associations, fidelity bond coverage for its officers and employees, directors’ and officers’ errors and omission insurance coverage, interest, brokerage costs, taxes, stock exchange listing fees and expenses, expenses of qualifying its stock for sale in various states, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

In addition to the fees of the Investment Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and independent accountant’s services, stock exchange listing fees, expenses relating to the offering of preferred stock, rating agency fees, costs of printing proxies, stock certificates and stockholder reports, charges of State Street, charges of Computershare, SEC fees, fees and expenses of unaffiliated directors, accounting and printing costs, the Fund’s pro rata portion of membership fees in trade organizations, fidelity bond coverage for the Fund’s officers and employees, interest, brokerage costs, taxes, expenses of qualifying the Fund for sale in various states, expenses of personnel performing stockholder servicing functions, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

A discussion regarding the basis for the Fund’s Board approval of the investment advisory agreement with the Investment Adviser is available in the Fund’s semiannual report for the year dated June 30, 2013.

Selection of Securities Brokers

The Investment Advisory Agreement contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, the Investment Adviser may: (i) direct Fund portfolio brokerage to G.research, Inc. (formerly Gabelli & Company, Inc.) (“G.research”) or other broker-dealer affiliates of the Investment Adviser and (ii) pay commissions to brokers other than G.research that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Investment Adviser to be useful or desirable for its investment management of the Fund and/or its other advisory accounts or those of any investment adviser affiliated with it. The SAI contains further information about the Advisory Agreement, including a more complete description of the advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund.

Portfolio Management

Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of the Fund. Mr. Gabelli has served as Chairman and Chief Executive Officer of GAMCO Investors, Inc. and its predecessors since 1977. Mr. Gabelli is the Chief Investment Officer—Value Products for the Investment Adviser and GAMCO Asset Management Inc. Mr. Gabelli serves as Portfolio Manager for several funds in the Gabelli fund family and is a director of most of the funds in the family. Mr. Gabelli is also the Chief Executive Officer and a director of GGCP, Inc., a private company owning the majority of the shares of GAMCO Investors, Inc.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of securities of the Fund.

Non-Resident Directors

Anthonie C. van Ekris, a director of the Fund, resides outside the U.S. and all or a significant portion of his assets are located outside the U.S. Anthonie C. van Ekris does not have an authorized agent in the U.S. to receive service of process. As a result, it may not be possible for investors to effect service of process within the U.S. or to enforce against any non-resident director in U.S. courts judgments predicated upon civil liability provisions of U.S. securities laws. It may also not be possible to enforce against any non-resident director in foreign courts judgments of U.S. courts or liabilities in original actions predicated upon civil liability provisions of the U.S.

Sub-Administrator

The Investment Adviser has entered into a sub-administration agreement with BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon” or the “Sub-Administrator”) pursuant to which the Sub-Administrator provides certain administrative services necessary for the Fund’s operations which do not include the investment and portfolio management services provided by the Investment Adviser. For these services and the related expenses borne by the Sub-Administrator, the Investment Adviser pays a prorated monthly fee at the annual rate of 0.0275% of the first $10 billion of the aggregate average net assets of the Fund and all other funds advised by the Investment Adviser and administered by the Sub-Administrator, 0.0125% of the aggregate average net assets exceeding $10 billion but less than $15 billion and 0.01% of the aggregate average net assets in excess of $15 billion. The Sub-Administrator has its principal office at 760 Moore Road, King of Prussia, Pennsylvania 19406.

Regulatory Matters

On April 24, 2008, the Investment Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Investment Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S.District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Investment Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Investment Adviser and the funds. The settlement by the Investment Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Investment Adviser or its ability to fulfill its obligations under the Advisory Agreement.

PORTFOLIO TRANSACTIONS

Principal transactions are not entered into with affiliates of the Fund. However, G.research, an affiliate of the Investment Adviser, may execute portfolio transactions on stock exchanges and in the over-the-counter markets on an agency basis and receive a stated commission therefor. For a more detailed discussion of the Fund’s brokerage allocation practices, see “Portfolio Transactions” in the SAI.

DIVIDENDS AND DISTRIBUTIONS

The Fund may retain for reinvestment, and pay the resulting U.S. federal income taxes on, its net capital gain, if any, although the Fund reserves the authority to distribute its net capital gain in any year. The Fund has a policy, which the Board may change at any time, of paying a minimum annual distribution of 8% of the average net asset value of the Fund to common shareholders. This policy permits holders of common shares to realize a predictable, but not assured, level of cash flow and some liquidity periodically with respect to their common shares without having to sell shares. A portion of the Fund’s distributions on its common shares to date have included or have been estimated to include a return of capital. Any return of capital that is a component of a distribution is not sourced from realized or unrealized profits of the Fund and that portion should not be considered by investors as yield or total return on their investment in the Fund. Shareholders should not assume that a distribution from the Fund is comprised exclusively of net profits. The Fund’s current quarterly distribution level is set at $0.12 per share in each of the first three quarters of the year. The Fund pays an adjusting distribution in the fourth quarter of an amount sufficient to pay 8% of the average net asset value of the Fund, as of the last day of the four preceding calendar quarters, or to satisfy the minimum distribution requirements of the Code, whichever is greater. Each quarter, the Board reviews the amount of any potential distribution and the income, capital gain or capital available. The Fund may retain for reinvestment, and pay the resulting federal income taxes on, its net capital gain, if any. To avoid paying income tax at the corporate level, the Fund distributes substantially all of its investment company taxable income and has historically distributed net capital gain.

If, for any calendar year, the total distributions exceed current and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of the shareholder’s tax basis in his shares. The amount treated as a tax-free return of capital will reduce a shareholder’s tax basis in his shares, thereby increasing his potential gain or reducing his potential loss on the sale of his shares. Any amounts distributed to a shareholder in excess of the basis in the shares will be taxable to the shareholder as capital gain. See “Taxation” below.

In the event the Fund distributes amounts in excess of its current and accumulated earnings and profits, such distributions will decrease the Fund’s total assets and, therefore, have the likely effect of increasing the Fund’s expense ratio as the Fund’s fixed expenses will become a larger percentage of the Fund’s average net assets. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action.

The Fund, along with other registered investment companies advised by the Investment Adviser, has obtained an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains provided that the Fund maintains distribution policies with respect to the common shares calling for periodic distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per share of common stock at or about the time of distribution or pay-out of a fixed dollar amount. If the total distributions required by the proposed periodic pay-out policy exceed the Fund’s current and accumulated earnings and profits, the excess will be treated as a return of capital. If the Fund’s net investment income (including net short-term capital gains) and net long-term capital gains for any year exceed the amount required to be distributed under the periodic pay-out policy, the Fund generally intends to pay such excess once a year, but may, in its discretion, retain and not distribute net long-term capital gains to the extent of such excess. The Fund reserves the right, but does not currently intend, to retain for reinvestment and pay the resulting U.S. federal income taxes on the excess of its net realized long-term capital gains over its net short-term capital losses, if any.

AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN

Under the Fund’s automatic dividend reinvestment and voluntary cash purchase plan (the “Plan”), a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by Computershare, which is agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Where distributions consist of a return of capital, reinvestment in shares of the Fund will constitute a reinvestment of the shareholder’s capital and not a reinvestment of any Fund profits received by the shareholder. Investors who own common shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare as dividend disbursing agent.

Enrollment in the Plan

It is the policy of the Fund to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Plan. The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

The Gabelli Convertible and Income Securities Fund Inc.

c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan, or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have distributions automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common shares in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 30170, College Station, TX 77842-3170 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plans as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90  days’ written notice to participants in the Plan.

DESCRIPTION OF THE SECURITIES

The following is a brief description of the terms of the Fund’s common and preferred stock, subscription rights, and notes. This description does not purport to be complete and is qualified by reference to the Fund’s Governing Documents. For complete terms of the shares, please refer to the actual terms of such series, which are set forth in the Governing Documents. For complete terms of the subscription rights, please refer to the actual terms of such subscription rights which will be set forth in the subscription rights agreement relating to such subscription rights (the “Subscription Rights Agreement”). For complete terms of the notes, please refer to the actual terms of such notes, which will be set forth in an Indenture relating to such notes (the “Indenture”).

Common Shares

The Fund is authorized to issue 1,000,000,000 shares of capital stock, par value $.001 per share, in multiple classes and series thereof as determined from time to time by the Board. As of December 31, 2013, 13,823,189 common shares were outstanding. The common shares of the Fund are listed on the NYSE under the symbol “GCV” and began trading March 31, 1995. The average weekly trading volume of the common shares on the NYSE during the period from January 1, 2013 through December 31, 2013 was 25,915 shares. Each share within a particular class or series thereof has equal voting, dividend, distribution and liquidation rights. There are no conversion or preemptive rights in connection with any outstanding shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable. The common shares are not redeemable and have no preemptive, conversion or cumulative voting rights.

Offerings of shares require approval by the Fund’s Board. Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that common shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund’s outstanding voting securities.

The Fund’s net asset value per share will be reduced immediately following the offering of common shares by the amount of the offering expenses paid by the Fund. See “Use of Proceeds.” Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the NYSE or otherwise.

Shares of closed-end investment companies often trade on an exchange at prices lower than net asset value. The Fund’s common shares have traded in the market at both premiums and discounts from net asset value. Because the market value of the common shares may be influenced by such factors as dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, net asset value, market liquidity, relative demand for and supply of such shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

The Fund’s common shareholders will vote as a single class to elect the Fund’s Board and on additional matters with respect to which the 1940 Act, the Fund’s Charter, By-Laws or resolutions adopted by the Directors provide for a vote of the Fund’s common shareholders. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

Book Entry. The common shares sold through this offering will initially be held in the name of Cede & Co. as nominee for the Depository Trust Company (“DTC”). The Fund will treat Cede & Co. as the holder of record of the common shares for all purposes. In accordance with the procedures of DTC, however, purchasers of common shares will be deemed the beneficial owners of shares purchased for purposes of distributions, voting and liquidation rights. Purchasers of common shares may obtain registered certificates by contacting the transfer agent.

Preferred Shares

Currently, 1,995,000 shares of the Fund’s 1,000,000,000 authorized shares of capital stock have been classified by the Board as preferred stock, par value $.001 per share. The terms of such preferred shares may be fixed by the Board and would materially limit and/or qualify the rights of the holders of the Fund’s common shares.

As of December 31, 2013, the Fund had outstanding 965,548 shares of Series B Preferred. Distributions on the Series B Preferred accumulate at an annual rate of 6.00% of the liquidation preference of $25 per share, are cumulative from the date of original issuance thereof, and are payable quarterly on March 26, June 26, September 26 and December 26 of each year. The Series B Preferred is redeemable at the liquidation preference plus accumulated but unpaid dividends (whether or not earned or declared) at the option of the Fund. The Series B Preferred is listed on the NYSE under the symbol “GCV Pr B”.

If the Fund issues additional preferred shares, it will pay dividends to the holders of the preferred shares at either a fixed rate or a rate that will be reset frequently based on short-term interest rates, as described in a Prospectus Supplement accompanying each preferred share offering.

Upon a liquidation, each holder of the preferred shares will be entitled to receive out of the assets of the Fund available for distribution to shareholders (after payment of claims of the Fund’s creditors but before any distributions with respect to the Fund’s common shares or any other shares of the Fund ranking junior to the preferred shares as to liquidation payments) an amount per share equal to such share’s liquidation preference plus any accumulated but unpaid distributions (whether or not earned or declared, excluding interest thereon) to the date of distribution, and such shareholders shall be entitled to no further participation in any distribution or payment in connection with such liquidation. Each series of the preferred shares will rank on a parity with any other series of preferred shares of the Fund as to the payment of distributions and the distribution of assets upon liquidation, and will be junior to the Fund’s obligations with respect to any outstanding senior securities representing debt. The preferred shares carry one vote per share on all matters on which such shares are entitled to vote. The preferred shares will, upon issuance, be fully paid and nonassessable and will have no preemptive, exchange or conversion rights. The Board may by resolution classify or reclassify any authorized but unissued capital shares of the Fund from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions or terms or conditions of redemption. The Fund will not issue any class of shares senior to the preferred shares.

Rating Agency Guidelines. Upon issuance, it is expected that any new series of preferred shares will be rated by Moody’s and/or by Fitch. The Fund expects that it will be required under Moody’s and Fitch guidelines to maintain assets having in the aggregate a discounted value at least equal to the Basic Maintenance Amount (as defined below) for its outstanding preferred shares, with respect to the separate guidelines Moody’s and Fitch has each established for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency’s guidelines, all or a portion of such holding’s value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody’s and Fitch guidelines also impose certain diversification requirements and industry concentration limitations on the Fund’s overall portfolio, and apply specified discounts to securities held by the Fund (except certain money market securities). The “Basic Maintenance Amount” is calculated as set out in the organizational documents for each series of preferred shares.

If the Fund does not cure in a timely manner a failure to maintain a discounted value of its portfolio equal to the Basic Maintenance Amount in accordance with the requirements of the applicable rating agency or agencies then rating the preferred shares at the request of the Fund, the Fund may, and in certain circumstances will be required to, mandatorily redeem preferred shares, as described below under “—Redemption.”

The Fund may, but is not required to, adopt any modifications to the rating agency guidelines that may hereafter be established by Moody’s and Fitch (or such other rating agency then rating the preferred shares at the request of the Fund). Failure to adopt any such modifications, however, may result in a change in the relevant rating agency’s ratings or a withdrawal of such ratings altogether. In addition, any rating agency providing a rating for the preferred shares at the request of the Fund may, at any time, change or withdraw any such rating. The Board, without further action by the shareholders, may amend, alter, add to or repeal certain of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines if the Board determines that such modification is necessary to prevent a reduction in rating of the preferred shares by Moody’s and Fitch, as the case may be, is in the best interests of the holders of common shares and is not adverse to the holders of preferred shares in view of advice to the Fund by Moody’s and Fitch (or such other rating agency then rating the preferred shares at the request of the Fund) that such modification would not adversely affect, as the case may be, its then current rating of the preferred shares.

The Board may amend the Articles Supplementary definition of “Maximum Rate” (the “maximum rate” as defined below under “—Maximum Rate”) to increase the percentage amount by which the applicable reference rate is multiplied to determine the maximum rate without the vote or consent of the holders of the preferred shares or any other shareholder of the Fund, but only after consultation with the broker-dealers and with confirmation from each applicable rating agency that the Fund could meet applicable rating agency asset coverage tests immediately following any such increase.

As described by Moody’s and Fitch, the ratings assigned to the preferred shares are assessments of the capacity and willingness of the Fund to pay the obligations of each of the preferred shares. The ratings on the preferred shares are not recommendations to purchase, hold or sell shares of either series, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of preferred shares will be able to sell such shares on an exchange, in an auction or otherwise. The ratings are based on current information furnished to Moody’s and Fitch by the Fund and the Investment Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

The rating agency guidelines will apply to the preferred shares, as the case may be, only so long as such rating agency is rating such shares at the request of the Fund. The Fund will pay fees to Moody’s and Fitch for rating the preferred shares.

Asset Maintenance Requirements. In addition to the requirements summarized under “—Rating Agency Guidelines” above, the Fund must also satisfy asset maintenance requirements under the 1940 Act with respect to its preferred shares. Under the 1940 Act, such debt or preferred shares may be issued only if immediately after such issuance the value of the Fund’s total assets (less ordinary course liabilities) is at least 300% of the amount of any debt outstanding and at least 200% of the amount of any preferred shares and debt outstanding.

The Fund will be required under the preferred shares’ Articles Supplementary (the “Articles Supplementary”) to determine whether it has, as of the last business day of each March, June, September and December of each year, an “asset coverage” (as defined in the 1940 Act) of at least 200% (or such higher or lower percentage as may be required at the time under the 1940 Act) with respect to all outstanding senior securities of the Fund that are debt or stock, including any outstanding preferred shares. If the Fund fails to maintain the asset coverage required under the 1940 Act on such dates and such failure is not cured within 60 calendar days, the Fund may, and in certain circumstances will be required to, mandatorily redeem the number of preferred shares sufficient to satisfy such asset coverage. See “—Redemption” below.

Distributions. In connection with the offering of one or more series of preferred shares, an accompanying Prospectus Supplement will specify whether dividends on such preferred shares will be based on a fixed or variable rate. If such Prospectus Supplement specifies that dividends will be paid at a fixed rate (“Fixed Rate Preferred Shares”), holders of such preferred shares will be entitled to receive, when, as and if declared by the Board, out of funds legally available therefor, cumulative cash distributions, at an annual rate set forth in the applicable Prospectus Supplement, payable with such frequency as set forth in the applicable Prospectus Supplement. Such distributions will accumulate from the date on which such shares are issued.

In the alternative, the Prospectus Supplement may state that the holders of one or more series of the preferred shares are entitled to receive cash distributions at annual rates stated as a percentage of liquidation preference, that will vary from dividend period to dividend period (“Variable Rate Preferred Shares”). The liquidation preference per share and the dividend rate for the initial dividend period for any such series of preferred shares will be the rate set out in the Prospectus Supplement for such series. For subsequent dividend periods, each such series of preferred shares will pay distributions based on a rate set at an auction, normally held weekly, but not in excess of a maximum rate. Dividend periods generally will be seven days, and the dividend periods generally will begin on the first business day after an auction. In most instances, distributions are also paid weekly, on the business day following the end of the dividend period. The Fund, subject to some limitations, may change the length of the dividend periods, designating them as “special dividend periods,” as described below under “—Designation of Special Dividend Periods”.

Distribution Payments. Except as described below, the dividend payment date for a series of Variable Rate Preferred Shares will be the first business day after the dividend period ends. The dividend payment dates for special dividend periods of more (or less) than seven days will be set out in the notice designating a special dividend period. See “—Designation of Special Dividend Periods” for a discussion of payment dates for a special dividend period.

If a dividend payment date for a series of Variable Rate Preferred Shares is not a business day because the NYSE is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

•	the dividend payment date for the affected dividend period will be the next business day on which the Fund and its paying agent, if any, are able to cause the distributions to be paid using their reasonable best efforts;

•	the affected dividend period will end on the day it would have ended had such event not occurred and the dividend payment date had remained the scheduled date; and

•	the next dividend period will begin and end on the dates on which it would have begun and ended had such event not occurred and the dividend payment date remained the scheduled date.

Determination of Dividend Rates. The Fund computes the distributions per share for a series of Variable Rate Preferred Shares by multiplying the applicable rate determined at the auction by a fraction, the numerator of which normally is the number of days in such dividend period and the denominator of which is 360. This applicable rate is then multiplied by the liquidation preference per share of such series to arrive at the distribution per share.

Maximum Rate. The dividend rate for a series of Variable Rate Preferred Shares that results from an auction for such shares will not be greater than the applicable “maximum rate.” The maximum rate for any standard dividend period will be the applicable percentage of the reference rate. The reference rate will be the applicable LIBOR Rate (as defined below) for a dividend period of fewer than 365 days or the Treasury Index Rate (as defined below) for a dividend period of 365 days or more. The applicable percentage will be determined based on the lower of the credit ratings assigned to such series of preferred shares by Moody’s and Fitch on the auction date for such period (as set forth in the table below). If Moody’s and/or Fitch do not make such rating available, the rate will be determined by reference to equivalent ratings issued by a substitute rating agency. In the case of a special dividend period, (1) the Fund will communicate the maximum applicable rate in a notice of special rate period for such dividend payment period, (2) the applicable percentage will be determined on the date two business days before the first day of such special dividend period and (3) the reference rate will be the applicable LIBOR Rate for a dividend period of fewer than 365 days or the Treasury Index Rate for a dividend period of 365 days or more.

The “LIBOR Rate,” as described in greater detail in the Articles Supplementary, is the applicable London Inter-Bank Offered Rate for deposits in U.S. dollars for the period most closely approximating the applicable dividend period for the preferred shares.

The “Treasury Index Rate,” as described in greater detail in the Articles Supplementary, is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable dividend period for the preferred shares.

Credit Ratings		Applicable
Moody’s	Fitch	Percentage
Aa3 or higher	AA- or higher	150%
A3 to A1	A- to A+	175%
Baa3 to Baa1	BBB- to BBB+	250%
Below Baa3	Below BBB-	275%

There is no minimum dividend rate in respect of any dividend period.

Effect of Failure to Pay Distributions in a Timely Manner. If the Fund fails to pay the paying agent the full amount of any distribution or redemption price, as applicable, for a series of Variable Rate Preferred Shares in a timely manner, the dividend rate for the dividend period following such a failure to pay (such period referred to as the default period) and any subsequent dividend period for which such default is continuing will be the default rate. In the event that the Fund fully pays all default amounts due during a dividend period, the dividend rate for the remainder of that dividend period will be, as the case may be, the applicable rate (for the first dividend period following a dividend default) or the then maximum rate (for any subsequent dividend period for which such default is continuing).

The default rate is 550% of the applicable LIBOR Rate for a dividend period of 364 days or fewer and 550% of the applicable Treasury Index Rate for a dividend period of longer than 364 days.

Designation of Special Dividend Periods. The Fund may instruct the auction agent to hold auctions more or less frequently than weekly and may designate dividend periods longer or shorter than one week. The Fund may do this if, for example, the Fund expects that short-term rates might increase or market conditions otherwise change, in an effort to optimize the potential benefit of the Fund’s leverage for holders of its common shares. The Fund does not currently expect to hold auctions and pay distributions less frequently than weekly or establish dividend periods longer or shorter than one week. If the Fund designates a special dividend period, changes in interest rates could affect the price received if preferred shares are sold in the secondary market.

Any designation of a special dividend period for a series of Variable Rate Preferred Shares will be effective only if (i) notice thereof has been given as provided for in the governing documents, (ii) any failure to pay in a timely manner to the auction agent the full amount of any distribution on, or the redemption price of, any preferred shares has been cured as provided for in the governing documents, (iii) the auction immediately preceding the special dividend period was not a failed auction, (iv) if the Fund has mailed a notice of redemption with respect to any preferred shares, the Fund has deposited with the paying agent all funds necessary for such redemption and (v) the Fund has confirmed that as of the auction date next preceding the first day of such special dividend period, it has assets with an aggregate discounted value at least equal to the Basic Maintenance Amount, and the Fund has provided notice of such designation and a Basic Maintenance Report to each rating agency then rating the preferred shares at the request of the Fund.

The dividend payment date for any such special dividend period will be set out in the notice designating the special dividend period. In addition, for special dividend periods of at least 91 days, dividend payment dates will occur on the first business day of each calendar month within such dividend period and on the business day following the last day of such dividend period.

Before the Fund designates a special dividend period: (i) at least seven business days (or two business days in the event the duration of the dividend period prior to such special dividend period is less than eight days) and not more than 30 business days before the first day of the proposed special dividend period, the Fund will issue a press release stating its intention to designate a special dividend period and inform the auction agent of the proposed special dividend period by telephonic or other means and confirm it in writing promptly thereafter and (ii) the Fund must inform the auction agent of the proposed special dividend period by 3:00 p.m., New York City time on the second business day before the first day of the proposed special dividend period.

Restrictions on Dividends and Other Distributions for the Preferred Shares.

So long as any preferred shares are outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in common shares or in options, warrants or rights to subscribe for or purchase common shares) in respect of the common shares or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares (except by conversion into or exchange for shares of the Fund ranking junior to the preferred shares as to the payment of dividends and the distribution of assets upon liquidation), unless:

•	the Fund has declared and paid (or provided to the relevant dividend paying agent) all cumulative distributions on the Fund’s outstanding preferred shares due on or prior to the date of such common share dividend or distribution;

•	the Fund has redeemed the full number of preferred shares to be redeemed pursuant to any mandatory redemption provision in the Fund’s governing documents; and

•	after making the distribution, the Fund meets applicable asset coverage requirements described under “—Rating Agency Guidelines” and “—Asset Maintenance Requirements.”

No full distribution will be declared or made on any series of the preferred shares for any dividend period, or part thereof, unless full cumulative distributions due through the most recent dividend payment dates therefor for all outstanding series of preferred shares of the Fund ranking on a parity with such series as to distributions have been or contemporaneously are declared and made. If full cumulative distributions due have not been made on all outstanding preferred shares of the Fund ranking on a parity with such series of preferred shares as to the payment of distributions, any distributions being paid on the preferred shares will be paid as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred shares on the relevant dividend payment date. The Fund’s obligation to make distributions on the preferred shares will be subordinate to its obligations to pay interest and principal, when due, on any of the Fund’s senior securities representing debt.

Mandatory Redemption Relating to Asset Coverage Requirements. The Fund may, at its option, consistent with its Governing Documents and the 1940 Act, and in certain circumstances will be required to, mandatorily redeem preferred shares in the event that:

•	the Fund fails to maintain the asset coverage requirements specified under the 1940 Act on a quarterly valuation date and such failure is not cured on or before 60 days, in the case of the Fixed Rate Preferred Shares, or 10 business days, in the case of the Variable Rate Preferred Shares, following such failure; or

•	the Fund fails to maintain the asset coverage requirements as calculated in accordance with the applicable rating agency guidelines as of any monthly valuation date, and such failure is not cured on or before 10 business days after such valuation date.

The redemption price for preferred shares subject to mandatory redemption will be the liquidation preference, as stated in the Prospectus Supplement accompanying the issuance of such preferred shares, plus an amount equal to any accumulated but unpaid distributions (whether or not earned or declared) to the date fixed for redemption, plus (in the case of Variable Rate Preferred Shares having a dividend period of more than one year) any applicable redemption premium determined by the Board and included in the Articles Supplementary.

The number of preferred shares that will be redeemed in the case of a mandatory redemption will equal the minimum number of outstanding preferred shares, the redemption of which, if such redemption had occurred immediately prior to the opening of business on the applicable cure date, would have resulted in the relevant asset coverage requirement having been met or, if the required asset coverage cannot be so restored, all of the preferred shares. In the event that preferred shares are redeemed due to a failure to satisfy the 1940 Act asset coverage requirements, the Fund may, but is not required to, redeem a sufficient number of preferred shares so that the Fund’s assets exceed the asset coverage requirements under the 1940 Act after the redemption by 10% (that is, 220% asset coverage). In the event that preferred shares are redeemed due to a failure to satisfy applicable rating agency guidelines, the Fund may, but is not required to, redeem a sufficient number of preferred shares so that the Fund’s discounted portfolio value (as determined in accordance with the applicable rating agency guidelines) after redemption exceeds the asset coverage requirements of each applicable rating agency by up to 10% (that is, 110% rating agency asset coverage). In addition, as discussed under “—Optional Redemption of Variable Rate Preferred Shares” below, the Fund generally may redeem Variable Rate Preferred Shares subject to a variable rate, in whole or in part, at its option at any time (usually on a dividend or distribution payment date), other than during a non-call period.

If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the preferred shares to be redeemed on any redemption date, the Fund will redeem on such redemption date that number of shares for which it has legally available funds, or is otherwise able to redeem, from the holders whose shares are to be redeemed ratably on the basis of the redemption price of such shares, and the remainder of those shares to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption.

If fewer than all of the Fund’s outstanding preferred shares are to be redeemed, the Fund, at its discretion and subject to the limitations of its Governing Documents and the 1940 Act, will select the one or more series of preferred shares from which shares will be redeemed and the amount of preferred shares to be redeemed from each such series. If less than all preferred shares of a series are to be redeemed, such redemption will be made as among the holders of that series pro rata in accordance with the respective number of shares of such series held by each such holder on the record date for such redemption (or by such other equitable method as the Fund may determine). If fewer than all the preferred shares held by any holder are to be redeemed, the notice of redemption mailed to such holder will specify the number of shares to be redeemed from such holder, which may be expressed as a percentage of shares held on the applicable record date.

Optional Redemption of Fixed Rate Preferred Shares. Fixed Rate Preferred Shares will not be subject to optional redemption by the Fund until the date, if any, specified in the applicable Prospectus Supplement, unless such redemption is necessary, in the judgment of the Fund, to maintain the Fund’s status as a regulated investment company under the Code. Commencing on such date and thereafter, the Fund may at any time redeem such Fixed Rate Preferred Shares in whole or in part for cash at a redemption price per share equal to the initial liquidation preference per share plus accumulated and unpaid distributions (whether or not earned or declared) to the redemption date. Such redemptions are subject to the notice requirements set forth under “—Redemption Procedures” and the limitations of the Governing Documents and 1940 Act.

Optional Redemption of Variable Rate Preferred Shares. The Fund generally may redeem Variable Rate Preferred Shares, if issued, in whole or in part, at its option at any time (usually on a dividend or distribution payment date), other than during a non-call period. The Fund may designate a non-call period during a dividend period of more than seven days. In the case of such preferred shares having a dividend period of one year or less, the redemption price per share will equal the initial liquidation preference plus an amount equal to any accumulated but unpaid distributions thereon (whether or not earned or declared) to the redemption date, and in the case of such preferred shares having a dividend period of more than one year, the redemption price per share will equal the initial liquidation preference plus any redemption premium applicable during such dividend period. Such redemptions are subject to the notice requirements set forth under “—Redemption Procedures” and the limitations of the Governing Documents and 1940 Act.

Redemption Procedures. A notice of redemption with respect to an optional redemption will be given to the holders of record of preferred shares selected for redemption not less than 15 days (subject to NYSE requirements), in the case of Fixed Rate Preferred Shares, and not less than seven days in the case of Variable Rate Preferred Shares, nor, in both cases, more than 40 days prior to the date fixed for redemption. Preferred shareholders may receive shorter notice in the event of a mandatory redemption. Each notice of redemption will state (i) the redemption date, (ii) the number or percentage of preferred shares to be redeemed (which may be expressed as a percentage of such shares outstanding), (iii) the CUSIP number(s) of such shares, (iv) the redemption price (specifying the amount of accumulated distributions to be included therein), (v) the place or places where such shares are to be redeemed, (vi) that distributions on the shares to be redeemed will cease to accumulate on such redemption date, (vii) the provision of the Articles Supplementary, as applicable, under which the redemption is being made and (viii) any conditions precedent to such redemption. No defect in the notice of redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

The holders of any preferred shares, whether subject to a variable or fixed rate, will not have the right to redeem any of their shares at their option.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights. The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Directors at all times. The remaining Directors will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the Directors at any time two years’ dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred shares, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company to an open-end company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The Board presently intends that, except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.

The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

The foregoing voting provisions will not apply to any preferred shares if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares will have been redeemed or called for redemption and sufficient cash or cash equivalents provided to the applicable paying agent to effect such redemption.

Book Entry. Fixed Rate Preferred Shares will initially be held in the name of Cede & Co. as nominee for DTC. The Fund will treat Cede & Co. as the holder of record of preferred shares for all purposes. In accordance with the procedures of DTC, however, purchasers of Fixed Rate Preferred Shares will be deemed the beneficial owners of stock purchased for purposes of dividends, voting and liquidation rights.

Any future series of Variable Rate Preferred Shares will initially be held by the auction agent as custodian for Cede & Co., in whose name the Variable Rate Preferred Shares will be registered. The Fund will treat Cede & Co. as the holder of record of the Variable Rate Preferred Shares for all purposes.

Notes

General. Under Maryland law and our Charter, we may borrow money without prior approval of holders of common and preferred shares. We may issue debt securities, including notes, or other evidence of indebtedness and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation the notes, will rank senior to the preferred shares and the common shares.

Under the 1940 Act, we may only issue one class of senior securities representing indebtedness, which in the aggregate, must have asset coverage immediately after the time of issuance of at least 300%. So long as notes are outstanding, additional debt securities must rank on a parity with notes with respect to the payment of interest and upon the distribution of our assets.

A prospectus supplement relating to any notes will include specific terms relating to the offering. The terms to be stated in a prospectus supplement will include the following:

•	the form and title of the security;

•	the aggregate principal amount of the securities;

•	the interest rate of the securities;

•	whether the interest rate for the securities will be determined by auction or remarketings;

•	the maturity dates on which the principal of the securities will be payable;

•	the frequency with which auctions or remarketings, if any, will be held;

•	any changes to or additional events of default or covenants;

•	any optional or mandatory redemption provisions;

•	the credit rating of the notes; and

•	any other terms of the securities.

Interest. The prospectus supplement will describe the interest payment provisions relating to notes. Interest on notes will be payable when due as described in the related prospectus supplement. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common shares and preferred shares.

Limitations. Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 300%. Asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. Other types of borrowings also may result in our being subject to similar covenants in credit agreements.

Events of Default and Acceleration of Maturity of Notes.

Unless stated otherwise in the related Prospectus Supplement, any one of the following events will constitute an “event of default” for that series under the Indenture relating to the notes:

•	default in the payment of any interest upon a series of notes when it becomes due and payable and the continuance of such default for 30 days;

•	default in the payment of the principal of, or premium on, a series of notes at its stated maturity;

•	default in the performance, or breach, of any covenant or warranty of ours in the Indenture, and continuance of such default or breach for a period of 90 days after written notice has been given to us by the trustee;

•	certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;

•	if, on the last business day of each of twenty-four consecutive calendar months, the notes have a 1940 Act asset coverage of less than 100%; or

•	any other “event of default” provided with respect to a series, including a default in the payment of any redemption price payable on the redemption date.

Upon the occurrence and continuance of an event of default, the holders of 25% of the in principal amount of a series of outstanding notes or the trustee will be able to declare the principal amount of that series of notes immediately due and payable upon written notice to us. A default that relates only to one series of notes does not affect any other series and the holders of such other series of notes will not be entitled to receive notice of such a default under the Indenture. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity will occur automatically with respect to all series. At any time after a declaration of acceleration with respect to a series of notes has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of 25% of the in principal amount of the outstanding notes of that series, by written notice to us and the trustee, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of notes, other than the non-payment of the principal of that series of notes which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

Liquidation Rights. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of us, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of ours, then (after any payments with respect to any secured creditor of ours outstanding at such time) and in any such event the holders of notes shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all notes (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the notes, before the holders of any of our common or preferred shares are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares. The holders of notes shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of the notes, which may be payable or deliverable in respect of the notes in any such case, proceeding, dissolution, liquidation or other winding up event.

Unsecured creditors of ours may include, without limitation, service providers including our Investment Adviser, custodian, administrator, auction agent, broker-dealers and the trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

A consolidation, reorganization or merger of us with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of us.

Voting Rights. The notes have no voting rights, except as mentioned below and to the extent required by law or as otherwise provided in the Indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with the notes or other borrowings (if any), the 1940 Act does in certain circumstances grant to the noteholders or lenders certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event the Fund fails to maintain 100% asset coverage of any notes outstanding, the holders of the notes will have the right to elect a majority of the Fund’s directors.

Market. Our notes are not likely to be listed on an exchange or automated quotation system. The details on how to buy and sell such notes, along with the other terms of the notes, will be described in a Prospectus Supplement. We cannot assure you that any market will exist for our notes or if a market does exist, whether it will provide holders with liquidity.

Book-Entry, Delivery and Form. Unless otherwise stated in the related Prospectus Supplement, the notes will be issued in book-entry form and will be represented by one or more notes in registered global form. The global notes will be deposited with the trustee as custodian for DTC and registered in the name of Cede & Co., as nominee of DTC. DTC will maintain the notes in designated denominations through its book-entry facilities.

Under the terms of the Indenture, we and the trustee may treat the persons in whose names any notes, including the global notes, are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global notes, DTC or such nominee will be considered the sole holder of outstanding notes under the Indenture. We or the trustee may give effect to any written certification, proxy or other authorization furnished by DTC or its nominee.

A global note may not be transferred except as a whole by DTC, its successors or their respective nominees. Interests of beneficial owners in the global note may be transferred or exchanged for definitive securities in accordance with the rules and procedures of DTC. In addition, a global note may be exchangeable for notes in definitive form if:

•	DTC notifies us that it is unwilling or unable to continue as a depository and we do not appoint a successor within 60 days;

•	we, at our option, notify the trustee in writing that we elect to cause the issuance of notes in definitive form under the Indenture; or

•	an event of default has occurred and is continuing.

In each instance, upon surrender by DTC or its nominee of the global note, notes in definitive form will be issued to each person that DTC or its nominee identifies as being the beneficial owner of the related notes.

Under the Indenture, the holder of any global note may grant proxies and otherwise authorize any person, including its participants and persons who may hold interests through DTC participants, to take any action which a holder is entitled to take under the Indenture.

Trustee, Transfer Agent, Registrar, Paying Agent and Redemption Agent. Information regarding the trustee under the Indenture, which may also act as transfer agent, registrar, paying agent and redemption agent with respect to our notes, will be set forth in the related prospectus supplement.

Subscription Rights

General. We may issue subscription rights to holders of our common or preferred shares to purchase common or preferred shares. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to holders of our common or preferred shares, we would distribute certificates evidencing the subscription rights and a Prospectus Supplement to our common or preferred shareholders as of the record date that we set for determining the shareholders eligible to receive subscription rights in such subscription rights offering.

The applicable Prospectus Supplement would describe the following terms of subscription rights in respect of which this Prospectus is being delivered:

•	the period of time the offering would remain open (which will be open a minimum number of days such that all record holders would be eligible to participate in the offering and will not be open longer than 120 days);

•	the title of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the number of such subscription rights issued in respect of each common or preferred share;

•	the number of rights required to purchase a single common or preferred share;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights will commence, and the date on which such right will expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights. Each subscription right would entitle the holder of the subscription right to purchase for cash such number of shares at such exercise price as in each case is set forth in, or be determinable as set forth in the Prospectus Supplement relating to the subscription rights offered thereby. Subscription rights would be exercisable at any time up to the close of business on the expiration date for such subscription rights set forth in the Prospectus Supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Upon expiration of the rights offering and the receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the Prospectus Supplement we would issue, as soon as practicable, the shares purchased as a result of such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than shareholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable Prospectus Supplement.

Outstanding Securities

The following information regarding the Fund’s authorized shares is as of December 31, 2013.

Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Exclusive of Amount Held by Fund
Common Shares	998,005,000	None	13,823,189
Series B Cumulative Preferred Stock	1,995,000	None	965,548

TAXATION

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders and noteholders (as the case may be). A more complete discussion of the tax rules applicable to the Fund, its shareholders and its noteholders can be found in the SAI that is incorporated by reference into this prospectus. This discussion assumes you are a U.S. person (as defined for U.S. federal income tax purposes) and that you hold your shares or notes as capital assets (generally, for investment). The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders and noteholders (including shareholders and noteholders subject to special tax rules and shareholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

Taxation of the Fund

The Fund has elected to be treated and has qualified as, and intends to continue to qualify as, a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things,

(i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and

(ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of the Fund’s (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than any net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) its net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income. The Fund will be subject to income tax at regular corporate rates on any investment company taxable income and net capital gain that it does not distribute to its shareholders.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year), and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s ordinary income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.

Taxation of Shareholders

The Fund intends to take the position that under present law both the fixed rate preferred shares and variable rate preferred shares will constitute equity rather than debt of the Fund for federal income tax purposes. It is possible, however, that the Internal Revenue Service (the “IRS”) could take a contrary position asserting, for example, that the fixed rate preferred shares and variable rate preferred shares constitute debt of the Fund. The Fund believes this position, if asserted, would be unlikely to prevail. If that position were upheld distributions on the fixed rate preferred shares and variable rate preferred shares would be considered interest, taxable as ordinary income regardless of the taxable income of the Fund. The following discussion assumes the fixed rate preferred shares and variable-rate preferred shares are treated as equity.

Distributions paid to you by the Fund from its investment company taxable income, which includes the excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as “ordinary income dividends”) are generally taxable to you as ordinary income to the extent of the Fund’s earnings and profits. Provided that certain holding period and other requirements are met, such distributions (if designated by the Fund) may qualify (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund’s income consists of dividend income from U.S. corporations, and (ii) as qualified dividend income eligible for the reduced maximum U.S. federal income tax rate to individuals to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). There can be no assurance as to what portion of the Fund’s ordinary income dividends will constitute qualified dividend income.

Distributions made to you from net capital gain, which is the excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long-term capital gains if they have been properly designated by the Fund, regardless of the length of time you have owned Fund shares. Net long-term capital gain of individuals is generally eligible for reduced maximum rates. There can be no assurance as to whether any capital gain dividends will be declared, or if declared, the amount of any such capital gain dividends. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Fund will provide you with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

The sale or other disposition of shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale and are a capital asset in your hands. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividends) by you. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Fund. If the Fund pays you a dividend or makes a distribution in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend or distribution will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend or distribution was declared.

Certain U.S. holders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on dividend and other investment income, including dividends received from the Fund and capital gains from the sale or other disposition of the Fund’s stock.

The Fund is required in certain circumstances to backup withhold on taxable dividends or distributions and certain other payments paid to non-corporate holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Taxation of Noteholders

This discussion assumes that the notes will not be issued with original issue discount for U.S. federal income tax purposes. Accordingly, noteholders will be required to include payments of interest on the notes in their gross income in accordance with their method of accounting for U.S. federal income tax purposes.

Any gain from the disposition of the notes will generally be treated as capital gain for noteholders who hold the notes as capital assets and as long-term capital gain if the notes have been held for more than one year as of the date of disposition. However, a portion of such gain may be required to be treated as ordinary income under special rules of the Code governing the treatment of market discount. A noteholder who acquires a note at a market discount (i.e., at a price less than the principal amount of the notes, subject to a de minimis exception), such as a subsequent purchaser of the notes, will be required to treat as ordinary income a portion of any gain realized upon a disposition of the note equal to the amount of market discount deemed to have been accrued as of the date of disposition unless an election is made to include such discount in income on a current basis. A noteholder who acquires a note at a market discount and does not elect to include such discount in income on a current basis will be required to defer deduction of a portion of interest paid or accrued on debt incurred or continue to purchase or carry the note until the noteholder disposes of the note. These rules may have an effect on the price that can be obtained upon the sale of a note. Amounts received upon a sale or redemption of the notes will be subject to tax as ordinary income to the extent of any accrued and unpaid interest not previously included in income as of the date of the sale or redemption.

The Fund is required in certain circumstances to backup withhold on interest distributions paid to non-corporate holders of the Fund’s notes who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Taxation of Subscription Rights

As described more fully below, the distribution of subscription rights may be a taxable or non-taxable distribution. Subject to certain exceptions (which may apply), distributions of subscription rights to common shareholders are generally non-taxable distributions and distributions of subscription rights to preferred shareholders (subject to certain exceptions not applicable to the Fund) are generally taxable distributions.

Holders of Common Shares

The U.S. federal income tax consequences to a holder of common shares on the receipt of subscription rights should, as a general matter, be as follows:

If the subscription rights are offered to common shareholders, the value of a subscription right will not be includible in the income of such shareholders at the time the subscription right is issued.

The basis of a subscription right issued to common shareholders will be zero, and the basis of the share with respect to which the subscription right was issued (the old share) will remain unchanged, unless either (a) the fair market value of the subscription right on the date of distribution is at least 15% of the fair market value of the old share, or (b) such shareholder affirmatively elects (in the manner set out in Treasury regulations under the Code) to allocate to the subscription right a portion of the basis of the old share. If either (a) or (b) applies, a common shareholder must allocate basis between the old share and the subscription right in proportion to their fair market values on the date of distribution.

The basis of a subscription right purchased in the market will generally be its purchase price.

The holding period of a subscription right issued to a common shareholder will include the holding period of the old share.

No loss will be recognized by a common shareholder if a subscription right distributed to such shareholder expires unexercised because the basis of the old share may be allocated to a subscription right only if the subscription right is sold or exercised. If a subscription right that has been purchased in the market expires unexercised, there will be a recognized loss equal to the basis of the subscription right.

Any gain or loss on the sale of a subscription right will be a capital gain or loss if the subscription right is held as a capital asset (which in the case of subscription rights issued to shareholders will depend on whether the old share is held as a capital asset), and will be a long-term capital gain or loss if the holding period is deemed to exceed one year. Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which $3,000 of capital losses may be offset against ordinary income).

No gain or loss will be recognized by a common shareholder upon the exercise of a subscription right, and the basis of any share acquired upon exercise (the new share) will equal the sum of the basis, if any, of the subscription right and the subscription paid for the new share. The holding period for the new share will begin on the date when the subscription right is exercised.

Holders of Preferred Shares

The U.S. federal income tax consequences to a holder of preferred shares on the receipt of subscription rights should, as a general matter, be as follows:

As more fully described below, if the subscription rights are offered to preferred shareholders, upon receipt of a subscription right, a preferred shareholder generally will be treated as receiving a taxable distribution in an amount equal to the fair market value of the subscription right the preferred shareholder receives.

To the extent that the distribution is made out of the Fund’s earnings and profits, the subscription right will be a taxable dividend to the preferred shareholder. If the amount of the distribution received by the preferred shareholder exceeds such shareholder’s proportionate share of the Fund’s earnings and profits, the excess will reduce the preferred shareholder’s tax basis in the preferred shares with respect to which the subscription right was issued (the old share). To the extent that the excess is greater than the preferred shareholder’s tax basis in the old shares, such excess will be treated as gain from the sale of the old shares. If the preferred shareholder held the old shares for more than one year, such gain will be treated as long-term capital gain.

A preferred shareholder’s tax basis in the subscription rights received will equal the fair market value of the subscription rights on the date of the distribution.

A preferred shareholder who allows the subscription rights received to expire generally will recognize a short-term capital loss. Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which $3,000 of capital losses may be offset against ordinary income).

A preferred shareholder who sells the subscription rights will recognize a gain or loss equal to the difference between the amount realized on the sale and the preferred shareholder’s tax basis in the subscription rights as described above.

A preferred shareholder will not recognize any gain or loss upon the exercise of the subscription rights received in the rights offering. The tax basis of the shares acquired through exercise of the subscription rights (the new shares) will equal the sum of the subscription price for the new shares and the preferred shareholder’s tax basis in the subscription rights as described above. The holding period for the new shares acquired through exercise of the subscription rights will begin on the day following the date on which the subscription rights are exercised.

The foregoing is a general and abbreviated summary of certain provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund, its shareholders and its noteholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Fund, its shareholders and its noteholders can be found in the Statement of Additional Information that is incorporated by reference into this prospectus. Shareholders and noteholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

ANTI-TAKEOVER PROVISIONS OF THE FUND’S GOVERNING DOCUMENTS

The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case:

•	the ability of other entities or persons to acquire control of the Fund’s Board;

•	the Fund’s freedom to engage in certain transactions; or

•	the ability of the Fund’s Directors or shareholders to amend the Governing Documents or effectuate changes in the Fund’s management.

These provisions of the Governing Documents of the Fund may be regarded as “anti-takeover” provisions. The Board of the Fund is divided into three classes, each having a term of three years. Each year the term of one class of Directors will expire. Accordingly, only those Directors in one class may be changed in any one year, and it would require a minimum of two years to change a majority of the Board. Such system of electing Directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for the shareholders of the Fund to change the majority of Directors. See “Management of the Fund—Directors and Officers” in the SAI. A Director of the Fund may be removed with cause by a vote of a majority of the votes entitled to be cast for the election of Directors of the Fund. A Director of the Fund may not be removed without cause. In addition, the affirmative vote of the holders of 75% of the outstanding shares of the Fund, and the vote of a majority (as defined in the 1940 Act) of the holders of preferred shares, voting as a single class, is required to authorize its conversion from a closed-end to an open-end investment company, or to amend certain provisions of the Charter involving conversion to an open-end fund.

Further, unless a higher percentage is provided for under the Charter, the affirmative vote of a majority (as defined in the 1940 Act) of the votes entitled to be cast by holders of outstanding shares of the Fund’s preferred stock, voting as a separate class, will be required to approve any plan of reorganization adversely affecting such stock or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, open-ending the Fund and changing the Fund’s investment objective or changing the investment restrictions described as fundamental policies under “Investment Restrictions” in the SAI.

Maryland corporations that are subject to the 1934 Act and have at least three outside directors, such as the Fund, may by board resolution elect to become subject to certain corporate governance provisions set forth in the Maryland corporate law, even if such provisions are inconsistent with the corporation’s charter and by- laws. Accordingly, notwithstanding its Governing Documents, under Maryland law the Fund’s Board may elect by resolution to, among other things:

•	require that special meetings of stockholders be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at such meeting;

•	reserve for the Board the right to fix the number of Fund Directors;

•	provide that Directors are subject to removal only by the vote of the holders of two-thirds of the stock entitled to vote; and

•	retain for the Board sole authority to fill vacancies created by the death, removal or resignation of a Director, with any Director so appointed to serve for the balance of the unexpired term rather than only until the next annual meeting of stockholders.

The Board may make any of the foregoing elections without amending the Governing Documents and without stockholder approval. Though a corporation’s charter or a resolution by its board may prohibit its Directors from making the elections set forth above, the Fund’s Board currently is not prohibited from making any such elections.

The provisions of the Governing Documents and Maryland law described above could have the effect of depriving the owners of stock in the Fund of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal stockholder.

The Governing Documents of the Fund are on file with the SEC.

CLOSED-END FUND STRUCTURE

The Fund is a diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at “net asset value.” Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, to have greater flexibility to make certain types of investments and to use certain investment strategies such as financial leverage and investments in illiquid securities.

Shares of closed-end funds often trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund’s Board might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce a discount. We cannot guarantee or assure, however, that the Fund’s Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The Board might also consider converting the Fund to an open-end mutual fund, which would also require a supermajority vote of the shareholders of the Fund and a separate vote of any outstanding preferred shares. We cannot assure you that the Fund’s common shares will not trade at a discount.

REPURCHASE OF SHARES

The Fund is a diversified, closed-end management investment company and as such its shareholders do not, and will not, have the right to require the Fund to repurchase their shares. The Fund, however, may repurchase its common shares from time to time as and when it deems such a repurchase advisable. The Fund’s Board has determined that such repurchase, up to 500,000 common shares, may be made when the Fund’s common shares are trading at a discount of 10% or more from net asset value (or such other percentage as the Board may determine from time to time). The Fund may also repurchase any preferred shares it issues. Although the Board has authorized such repurchases, the Fund is not required to repurchase its shares. Pursuant to the 1940 Act, the Fund may repurchase its shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or pursuant to tenders and may also repurchase shares privately if the Fund meets certain conditions regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis that does not discriminate unfairly against the other shareholders through their interest in the Fund. Any repurchase of common shares by the Fund will also be subject to Maryland corporate law, which requires that immediately following such repurchase the total assets of the Fund must be equal to or greater than the sum of the Fund’s total liabilities plus the aggregate liquidation preference of its outstanding preferred shares.

When the Fund repurchases its common shares for a price below net asset value or preferred shares at a price below net asset value, the net asset value of the common shares that remain outstanding shares will be enhanced, but this does not necessarily mean that the market price of the outstanding common shares will be affected, either positively or negatively. The repurchase of common shares will reduce the total assets of the Fund available for investment and may increase the Fund’s expense ratio.

RIGHTS OFFERINGS

The Fund may in the future, and at its discretion, choose to make offerings to its common shareholders or its preferred shareholders of subscription rights to purchase common or preferred shares. A future rights offering may be transferable or non-transferable. Any such future rights offering will be made in accordance with the 1940 Act. Under the laws of Maryland, the Board is authorized to approve rights offerings without obtaining shareholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring shareholder approval of a transferable rights offering to purchase common stock at a price below the then current net asset value so long as certain conditions are met, including: (i) a good faith determination by a fund’s Board that such offering would result in a net benefit to existing shareholders; (ii) the offering fully protects shareholders’ preemptive rights and does not discriminate among shareholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by shareholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.

NET ASSET VALUE

The net asset value of the Fund’s shares will be computed based on the market value of the securities it holds and will generally be determined daily as of the close of regular trading on the NYSE.

Portfolio instruments of the Fund which are traded in a market subject to government regulation on which trades are reported contemporaneously generally will be valued at the last sale price on the principal market for such instruments as of the close of regular trading on the day the instruments are being valued, or lacking any sales, at the average of the bid and asked price on the principal market for such instruments on the most recent date on which bid and asked prices are available. Initial public offering securities are initially valued at cost, and thereafter as any other equity security. Other readily marketable assets will be valued at the average of quotations provided by dealers maintaining an active market in such instruments. Short-term debt instruments that are credit impaired or mature in more than 60 days for which market quotations are available are valued at the latest average of the bid and asked prices obtained from a dealer maintaining an active market in that security. Short-term investments that are not credit impaired and mature in 60 days or fewer are valued at amortized cost from purchase price or value on the 61st day prior to maturity. Securities and other assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Investment Adviser in accordance with guidelines adopted by the Fund. The Fund may employ recognized pricing services from time to time for the purpose of pricing portfolio instruments (including non-U.S. dollar denominated assets and futures and options).

Trading takes place in various foreign markets on days which are not Business Days and on which therefore the Fund’s net asset value per share is not calculated. The calculation of the Fund’s net asset value may not take place contemporaneously with the determination of the prices of portfolio securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Fund’s calculation of net asset value unless the Board deems that the particular event would materially affect the net asset value, in which case the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board.

Net asset value per share is calculated by dividing the value of the securities held plus any cash or other assets minus all liabilities, including accrued expenses, by the total number of shares outstanding at such time.

NYSE Closings. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot purchase or sell shares, currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

CUSTODIAN, TRANSFER AGENT, AUCTION AGENT AND DIVIDEND-DISBURSING AGENT

State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian receives a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

Computershare Trust Company, N.A., located at 250 Royall Street, Canton, Massachusetts 02021, serves as the Fund’s dividend disbursing agent, as agent under the Fund’s automatic dividend reinvestment and voluntary cash purchase plan and as transfer agent and registrar for the common shares of the Fund.

Computershare also serves as the Fund’s transfer agent, registrar, dividend paying agent and redemption agent with respect to the Series B Preferred.

PLAN OF DISTRIBUTION

We may sell our securities through underwriters or dealers, directly to one or more purchasers, through agents, to or through underwriters or dealers, or through a combination of any such methods of sale. The applicable Prospectus Supplement will identify any underwriter or agent involved in the offer and sale of our securities, any sales loads, discounts, commissions, fees or other compensation paid to any underwriter, dealer or agent, the offering price, net proceeds and use of proceeds and the terms of any sale.

The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share in the case of common shares, must equal or exceed the net asset value per share, exclusive of any underwriting commissions or discounts, of our common shares.

We may sell our securities directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the 1933 Act for any resales of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the Internet, to sell offered securities directly.

In connection with the sale of our securities, underwriters or agents may receive compensation from us in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the 1933 Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the 1933 Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable Prospectus Supplement. The maximum commission or discount to be received by any FINRA member or independent broker-dealer will not exceed eight percent. We will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting or structuring fees or similar arrangements.

If a Prospectus Supplement so indicates, we may grant the underwriters an option to purchase additional securities at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any overallotments.

To facilitate an offering of securities in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the securities. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

•	An overallotment in connection with an offering creates a short position in the securities for the underwriter’s own account.

•	An underwriter may place a stabilizing bid to purchase the securities for the purpose of pegging, fixing, or maintaining the price of the securities.

•	Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the securities subject to the offering by bidding for, and purchasing, the securities or any other securities in the open market in order to reduce a short position created in connection with the offering.

•	The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the securities originally sold by the syndicate member are purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice. The offered securities may or may not be listed on a securities exchange. We cannot assure you that there will be a liquid trading market for the offered securities.

Any Fixed Rate Preferred Shares sold pursuant to a Prospectus Supplement will likely be listed on the NYSE.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the 1933 Act. Underwriters, dealers and agents may engage in transactions with us, or perform services for us, in the ordinary course of business.

If so indicated in the applicable Prospectus Supplement, we will ourselves, or will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contacts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligation of any purchaser under any such contract will be subject to the condition that the purchase of the securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as brokers or dealers and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for Internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036 counsel to the Fund in connection with the offering of the securities. Counsel for the Fund will rely, as to certain matters of Maryland law, on Venable LLP, 750 E. Pratt Street, Baltimore, Maryland 21202.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[            ] serves as the independent registered public accounting firm of the Fund and audits the financial statements of the Fund. [            ] is located at [            ].

ADDITIONAL INFORMATION

The Fund is subject to the informational requirements of the 1934 Act and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of the 1934 Act and the 1940 Act can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission, 100 F. Street, N.E., Washington, D.C. 20549. The SEC maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

The Fund’s common shares are listed on the NYSE under the symbol “GCV” and the Series B Preferred is listed on the NYSE under the symbol “GCV Pr B”. Reports, proxy statements and other information concerning the Fund and filed with the SEC by the Fund will be available for inspection at the NYSE, 11 Wall Street, New York, New York 10005, as the case may be.

This prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the 1933 Act and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the securities offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (http://www.sec.gov).

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s Investment Adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Fund to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Risk Factors and Special Considerations” and elsewhere in this prospectus. As a result of the foregoing and other factors, no assurance can be given as to the future results, levels of activity or achievements, and neither the Fund nor any other person assumes responsibility for the accuracy and completeness of such statements.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

An SAI dated as of                     , 2014, has been filed with the SEC and is incorporated by reference in this prospectus. An SAI may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or by calling the Fund toll-free at (800) GABELLI (422-3554). The Table of Contents of the SAI is as follows:

No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this prospectus in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Adviser or the underwriters. Neither the delivery of this prospectus nor any sale made hereunder will, under any circumstances, create any implication that there has been no change in the affairs of the Fund since the date hereof or that the information contained herein is correct as of any time subsequent to its date. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities to which it relates. This prospectus does not constitute an offer to sell or the solicitation of an offer to buy such securities in any circumstance in which such an offer or solicitation is unlawful.

APPENDIX A

CORPORATE BOND RATINGS

MOODY’S INVESTORS SERVICE, INC.

Aaa	Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa Securities.

A	Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa	Bonds that are rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody’s applies numerical modifiers (1, 2, and 3) with respect to the bonds rated Aa through B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Caa	Bonds that are rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR’S RATINGS SERVICES

AAA	This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A	Principal and interest payments on bonds in this category are regarded as safe. Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

1

Speculative Grade

Debt rated BB, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated C 1 is reserved for income bonds on which no interest is being paid and debt rated D is in payment default.

In July 1994, S&P initiated an “r” symbol to its ratings. The “r” symbol is attached to derivatives, hybrids and certain other obligations that S&P believes may experience high variability in expected returns due to noncredit risks created by the terms of the obligations.

AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

“NR” indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

2

The Gabelli Convertible and Income Securities Fund Inc.

Common Stock

Preferred Stock

Subscription Rights to Purchase Common Stock

Subscription Rights to Purchase Preferred Stock

Subscription Rights to Purchase Common Stock and Preferred Stock

Notes

PROSPECTUS

            , 2014

PROSPECTUS SUPPLEMENT	Filed Pursuant to Rule 497
(To Prospectus dated , 2014)	Registration Statement No. 333-

Shares

The Gabelli Convertible and Income Securities Fund Inc.

Common Stock

We are offering for sale             shares of our common stock. Our common stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “GCV” and our Series B Preferred Stock is listed on the NYSE under the symbol “GCV Pr B”. On ,             the last reported sale price of our common stock was $         and the last reported sale prices of our Series B Preferred Stock was $        .

You should review the information set forth under “Risk Factors and Special Considerations” on page 26 of the accompanying Prospectus before investing in our common stock.

	Per Share	Total(1)
Public offering price	$	$
Underwriting discounts and commissions	$	$
Proceeds, before expenses, to us	$	$

(1)	The aggregate expenses of the offering are estimated to be $ , which represents approximately $ per share.

[The underwriters may also purchase up to an additional [        ] common stock from us at the public offering price, less underwriting discounts and commissions, to cover over-allotments, if any, within 30 days after the date of this Prospectus Supplement. If the over-allotment option is exercised in full, the total proceeds, before expenses, to the Fund would be $        and the total underwriting discounts and commissions would be $        . The common stock will be ready for delivery on or about        ,        .]

You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in our common stock and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling 1-800-GABELLI (422-3554) or from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov).

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus Supplement is truthful or complete. Any representation to the contrary is a criminal offense.

        ,

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction in which the offer or sale is not permitted.

In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, “Fund,” “us,” “our” and “we” refer to The Gabelli Convertible and Income Securities Fund Inc. . This Prospectus Supplement also includes trademarks owned by other persons.

Prospectus Supplement

TABLE OF FEES AND EXPENSES

The following tables are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in our common stock as a percentage of net assets attributable to common stock. Amounts are for the current fiscal year after giving effect to anticipated net proceeds of the offering, assuming that we incur the estimated offering expenses, including preferred stock offering expenses.

Shareholder Transaction Expenses

Sales Load (as a percentage of offering price)	[	]%
Offering Expenses Borne by the Fund (as a percentage of offering price)	[	]%
Dividend Reinvestment Plan Fees	[	](1)

	Percentage of Net Assets Attributable to Common Stock
Annual Expenses
Management Fees	%	(2)
Interest on Borrowed Funds
Other Expenses	%	(2)
Total Annual Expenses	%	(2)

(1)	You will be charged a $1.00 service charge and pay brokerage charges if you direct the plan agent to sell your common stock held in a dividend reinvestment account.
(2)	The Investment Adviser’s fee is 1.00% annually of the Fund’s average daily net assets Fund (which includes for this purpose assets attributable to outstanding preferred stock, if any, with no deduction for the liquidation preference of such preferred shares). The fee paid by the Fund may be higher when leverage in the form of preferred stock is utilized, giving the Investment Adviser an incentive to utilize such leverage. However, the Investment Adviser has agreed to reduce the management fee on the incremental assets attributable to the currently outstanding preferred stock during the fiscal year if the total return of the net asset value of the common stock of the Fund, including distributions and advisory fees subject to reduction for that year, does not exceed the stated dividend rate or corresponding swap rate of each particular series of currently outstanding preferred stock for the period. The Fund’s total return on the net asset value of the common stock is monitored on a monthly basis to assess whether the total return on the net asset value of the common stock exceeds the stated dividend rate or corresponding swap rate of each particular series of preferred stock for the period. The test to confirm the accrual of the management fee on the assets attributable to each particular series of preferred stock is annual. The Fund will accrue for the management fee on these assets during the fiscal year if it appears probable that the Fund will incur the management fee on those additional assets. “Other Expenses” are based on estimated amounts for the current year assuming completion of the proposed issuances.

Example

The following example illustrates the expenses you would pay on a $1,000 investment in common stock, assuming a 5% annual portfolio total return.*

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred

*	The example should not be considered a representation of future expenses. The example assumes that the amounts set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

USE OF PROCEEDS

We estimate the total net proceeds of the offering to be $         based on the public offering price of $         per share and after deducting underwriting discounts and commissions and estimated offering expenses payable by us.

The Investment Adviser expects that it will initially invest the proceeds of the offering in high-quality short-term debt securities and instruments. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objectives and policies as appropriate investment opportunities are identified.

PRICE RANGE OF COMMON STOCK

The following table sets forth for the quarters indicated, the high and low sale prices on the NYSE per share of our common stock and the net asset value and the premium or discount from net asset value per share at which the common stock were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.

	Market Price				Corresponding Net Asset Value (“NAV”) Per Share				Corresponding Premium or Discount as a % of NAV
Quarter Ended	High		Low		High		Low		High	Low
March 31, 2012		$5.90		$5.42		$5.78		$5.58	2.08%	(2.87)%
June 30, 2012		$5.83		$5.21		$5.82		$5.48	0.17%	(4.93)%
September 30, 2012		$5.91		$5.42		$5.69		$5.54	3.87%	(2.17)%
December 31, 2012		$5.85		$5.02		$5.80		$5.44	0.86%	(7.72)%
March 31, 2013		$6.15		$5.40		$6.14		$5.77	0.16%	(6.41)%
June 30, 2013		$6.38		$5.77		$6.28		$6.05	1.59%	(4.63)%
September 30, 2013		$6.60		$5.96		$6.33		$6.13	4.27%	(2.77)%
December 31, 2013		$6.24		$5.79		$6.47		$5.97	(3.56)%	(3.02)%
March 31, 2014 (through , 2014)	$		$		$		$		%	%

The last reported price for our common stock on         ,         2014 was $         per share.

PLAN OF DISTRIBUTION

[To be provided.]

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, counsel to the Fund in connection with the offering of the common stock. Certain legal matters in connection with this offering will be passed upon for the underwriters by             . Skadden, Arps, Slate, Meagher & Flom LLP and [            ] may rely as to certain matters of Maryland law on the opinion of [            ].

The Gabelli Convertible and Income Securities Fund Inc.

Common Stock

PROSPECTUS SUPPLEMENT

            , 2014

PROSPECTUS SUPPLEMENT	Filed Pursuant to Rule 497
(To Prospectus dated , 2014)	Registration Statement No. 333-

Shares

[GRAPHIC OMITTED]

Series [     ] Preferred Stock

We are offering for sale             shares of our Series Preferred Stock, par value $0.001 per share (the “Series Preferred Shares”). Our common stock (“common shares”) is listed on the New York Stock Exchange (the “NYSE”) under the symbol “GCV” and our Series B Preferred Stock (“Series B Preferred Shares”) is listed on the NYSE under the symbol “GCV Pr B”. On         , the last reported sale price of our common shares was $         and the last reported sale prices of our Series B Preferred Shares was $        .

You should review the information set forth under “Risk Factors and Special Considerations” on page 26 of the accompanying Prospectus before investing in our preferred stock (“preferred shares”).

	Per Share	Total(1)
Public offering price	$	$
Underwriting discounts and commissions	$	$
Proceeds, before expenses, to us	$	$

(1)	The aggregate expenses of the offering are estimated to be $ , which represents approximately $ per share.

The Series Preferred Shares will be ready for delivery on or about         ,         .

You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in our preferred shares and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling 800-GABELLI (422-3554) or from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov).

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus Supplement is truthful or complete. Any representation to the contrary is a criminal offense.

            ,

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction in which the offer or sale is not permitted.

In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, “Fund,” “us,” “our” and “we” refer to The Gabelli Convertible and Income Securities Fund Inc. This Prospectus Supplement also includes trademarks owned by other persons.

Prospectus Supplement

TERMS OF THE SERIES PREFERRED SHARES

Dividend Rate	The dividend rate [for the initial dividend period][1] will be %.

Dividend Payment Rate	[Dividends will be paid when, as and if declared on , , , and , commencing .][2] [The payment date for the initial dividend period will be .][1]

[Regular Dividend Period	Regular dividend periods will be days.][1]

[Regular Auction Date	Auctions will be held on .][1]

Liquidation Preference	$ per share

[Non-Call Period	The shares may not be called for redemption at the option of the Fund prior to .][2]

[Stock Exchange Listing][2]

Rating	It is a condition of issuance that the preferred shares be rated [ ] by [ ].

1	Applicable only if the preferred shares being offered are auction rate preferred shares.
2	Applicable only if the preferred shares being offered are fixed rate preferred shares.

USE OF PROCEEDS

We estimate the total net proceeds of the offering to be $            , based on the public offering price of $             per share and after deduction of the underwriting discounts and commissions and estimated offering expenses payable by us.

The Investment Adviser expects that it will initially invest the proceeds of the offering in high-quality short-term income securities and instruments. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to be substantially completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months.

CAPITALIZATION

[To be provided.]

ASSET COVERAGE RATIO

[To be provided.]

SPECIAL CHARACTERISTICS AND RISKS OF THE PREFERRED SHARES

[To be provided.]

TAXATION

Please refer to the Taxation sections in the Fund Prospectus and Fund Statement of Additional Information for a description of the tax consequences of investing in the preferred shares of the Fund.

UNDERWRITING

[To be provided.]

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York counsel to the Fund in connection with the offering of the Series             Preferred Shares. Certain legal matters in connection with this offering will be passed on for the underwriters by             . Skadden, Arps, Slate, Meagher & Flom LLP and [    ] may rely as to certain matters of Maryland law on the opinion of [    ].

The Gabelli Convertible and Income Securities Fund Inc.

Preferred Stock

PROSPECTUS SUPPLEMENT

            , 2014

PROSPECTUS SUPPLEMENT	Filed Pursuant to Rule 497
(To Prospectus dated , 2014)	Registration Statement No. 333-

[GRAPHIC OMITTED]

Notes [Specify Title]

We are offering for sale             promissory notes. Our common stock are listed on the New York Stock Exchange (the “NYSE”) under the symbol “GCV” and our Series B Preferred Stock are listed on the NYSE under the symbol “GCV Pr B”. On             , the last reported sale price of our common stock was $         and the last reported sale prices of our Series B Preferred Stock was $            .

You should review the information set forth under “Risk Factors and Special Considerations” on page 26 of the accompanying Prospectus before investing in our notes.

	Per Note	Total(1)
Public offering price	$	$
Underwriting discounts and commissions	$	$
Proceeds, before expenses, to us	$	$

(1)	The aggregate expenses of the offering are estimated to be $ , which represents approximately $ per note.

The notes will be ready for delivery on or about                     ,                      .

You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in our notes and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling 800-GABELLI (422-3554) or from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov).

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus Supplement is truthful or complete. Any representation to the contrary is a criminal offense.

            ,

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction in which the offer or sale is not permitted.

In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, “Fund,” “us,” “our” and “we” refer to The Gabelli Convertible and Income Securities Fund Inc. This Prospectus Supplement also includes trademarks owned by other persons.

Prospectus Supplement

TERMS OF THE NOTES

Principal Amount	The principal amount of the notes is $ in the aggregate.

Maturity	The principal amount of the notes will become due and payable on , .

Interest Rate	The interest rate will be %.

Frequency of payment	Interest will be paid commencing .

Prepayment Protections

[Stock Exchange Listing]

Rating	It is a condition of issuance that the notes be rated [ ] by [ ].

USE OF PROCEEDS

We estimate the total net proceeds of the offering to be $            , based on the public offering price of $                 per note and after deduction of the underwriting discounts and commissions and estimated offering expenses payable by us.

The Investment Adviser expects that it will initially invest the proceeds of the offering in high-quality short-term income securities and instruments. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to be substantially completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months.

CAPITALIZATION

[To be provided.]

ASSET COVERAGE RATIO

[To be provided.]

SPECIAL CHARACTERISTICS AND RISKS OF THE NOTES

[To be provided.]

TERMS OF THE NOTES

[To be provided.]

TAXATION

Please refer to the Taxation sections in the Fund Prospectus and Fund Statement of Additional Information for a description of investing in notes of the Fund.

UNDERWRITING

[To be provided.]

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, counsel to the Fund in connection with the offering of the notes. Certain legal matters in connection with this offering will be passed on for the underwriters by             . Skadden, Arps, Slate, Meagher & Flom LLP and [    ] may rely as to certain matters of Maryland law on the opinion of [    ].

The Gabelli Convertible and Income Securities Fund Inc.

Notes

PROSPECTUS SUPPLEMENT

, 2014

PROSPECTUS SUPPLEMENT	Filed Pursuant to Rule 497
(To Prospectus dated , 2014)	Registration Statement No. 333-

[GRAPHIC OMITTED]

Rights for            Shares

Subscription Rights for Common Stock

We are issuing subscription rights to our [common] [preferred] stockholders to purchase our common stock. Our common stock are traded on the NYSE under the symbol “GCV.” The last reported sale price for our common stock on                    ,                     was $         per share.

You should review the information set forth under “Risk Factors and Special Considerations” in the accompanying Prospectus before investing in our common stock.

	Per Share	Total(1)
Subscription price of common stock	$	$
Underwriting discounts and commissions	$	$
Proceeds, before expenses, to us	$	$

(1)	The aggregate expenses of the offering are estimated to be $ , which represents approximately $ per share.

You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in our common stock and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling 800-GABELLI (422-3554) or from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov).

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus Supplement is truthful or complete. Any representation to the contrary is a criminal offense.

                ,

The common stock is expected to be ready for delivery in book-entry form through the Depository Trust Company on or about , 2014. If the offer is extended, the common stock is expected to be ready for delivery in book-entry form through the Depository Trust Company on or about             , 2014.

The date of this Prospectus Supplement is            , 2014

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus Supplement and the accompanying Prospectus is accurate as of any date other than the date of this Prospectus Supplement and the accompanying Prospectus, respectively. Our business, financial condition, results of operations and prospects may have changed since those dates. In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, “Fund,” “us,” “our” and “we” refer to The Gabelli Convertible and Income Securities Fund Inc. This Prospectus Supplement also includes trademarks owned by other persons.

Prospectus Supplement

Page
Summary of the Terms of the Rights Offering	R-3
Description of the Rights Offering	R-3
Table of Fees and Expenses	R-4
Use of Proceeds	R-6
Capitalization	R-5
Price Range of Common Stock	R-5
Special Characteristics and Risks of the Rights Offering	R-5
Taxation	R-5
Legal Matters	R-5

SUMMARY OF THE TERMS OF THE RIGHTS OFFERING

Terms of the Offer	[To be provided.]

Amount Available for Primary Subscription	$[ ]

Title	Subscription Rights for Common Stock

Subscription Price	Rights may be exercised at a price of $ per share of Common Stock (the “Subscription Price”). See “Terms of the Offer.”

Record Date	Rights will be issued to holders of record of the Fund’s [Common] [Preferred] Stock on , 2014 (the “Record Date”). See “Terms of the Offer.”

Number of Rights Issued	Right will be issued in respect of shares of [Common] [Preferred] Stock of the Fund outstanding on the Record Date. See “Terms of the Offer.”

Number of Rights Required to Purchase One Share of Common Stock	A holder of Rights may purchase shares of Common Stock of the Fund for every Rights exercised. The number of Rights to be issued to a stockholder on the Record Date will be rounded up to the nearest number of Rights evenly divisible by . See “Terms of the Offer.”

Over-Subscription Privilege	[To be provided.]

Transfer of Rights	[To be provided.]

Subscription Period	The Rights may be exercised at any time after issuance and prior to expiration of the Rights, which will be 5:00 PM Eastern Time on , 2014 (the “Expiration Date”) (the “Subscription Period”). See “Terms of the Offer” and “Method of Exercise of Rights.”

Offer Expenses	The expenses of the Offer are expected to be approximately $[ ]. See “Use of Proceeds.”

Sale of Rights	[To be provided.]

Use of Proceeds	The Fund estimates the net proceeds of the Offer to be approximately $[ ]. This figure is based on the Subscription Price per share of $ and assumes all new Common Stock offered are sold and that the expenses related to the Offer estimated at approximately $[ ] are paid.

The Investment Adviser anticipates that investment of the proceeds will be made in accordance with the Fund’s investment objectives and policies as appropriate investment opportunities are identified, which is expected to be substantially completed in approximately three months; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment style or changes in market conditions may cause the investment period to extend as long as six months. Pending such investment, the proceeds will be held in high quality short-term debt securities and instruments. See “Use of Proceeds”.

ERISA	See “Employee Plan Considerations.”

Rights Agent	[To be provided.]

DESCRIPTION OF THE RIGHTS OFFERING

[To be provided.]

TABLE OF FEES AND EXPENSES

The following tables are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in our common stock as a percentage of net assets attributable to common stock. Amounts are for the current fiscal year after giving effect to anticipated net proceeds of the offering, assuming that we incur the estimated offering expenses, including preferred shares offering expenses.

Shareholder Transaction Expenses

Sales Load (as a percentage of offering price)	[	]%
Offering Expenses Borne by the Fund (as a percentage of offering price)	[	]%
Dividend Reinvestment Plan Fees	None	(1)

Percentage of Net Assets Attributable to Common Stock
Annual Expenses
Management Fees	[	]%(2)
Interest on Borrowed Funds	[	]
Other Expenses	[	]%(2)
Dividends on Preferred Stock		%
Total Annual Expenses	[	]%(2)

(1)	You will be charged a $[1.00] service charge and pay brokerage charges if you direct the plan agent to sell your common stock held in a dividend reinvestment account.
(2)	The Investment Adviser’s fee is 1.00% annually of the Fund’s average daily net assets, including proceeds attributable to any outstanding preferred shares, with no deduction for liquidation preference of any preferred shares and subject to voluntary reduction in certain situations. Consequently, in as much as the Fund has preferred shares outstanding, the investment management fees and other expenses as a percentage of net assets attributable to common shares are higher than if the Fund did not utilize a leveraged capital structure. “Other Expenses” are based on estimated amounts for the current year assuming completion of the proposed issuances.

Example

The following example illustrates the expenses (including the maximum estimated sales load of $[    ] and estimated offering expenses of $[        ] from the issuance of $[        ] million in common stock) you would pay on a $1,000 investment in common stock, assuming a 5% annual portfolio total return.* The actual amounts in connection with any offering will be set forth in the Prospectus Supplement if applicable.

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	[ ]	[ ]	[ ]	[ ]

*	The example should not be considered a representation of future expenses. The example assumes that the amounts set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

USE OF PROCEEDS

The Fund estimates the net proceeds of the Offer to be $[        ], based on the Subscription Price per share of $[        ], assuming all new Common Stock offered are sold and that the expenses related to the Offer estimated at approximately $[        ] are paid and after deduction of the underwriting discounts and commissions.

The Investment Adviser expects that it will initially invest the proceeds of the offering in high-quality short-term debt securities and instruments. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objectives and policies as appropriate investment opportunities are identified, which is expected to be substantially completed within three months; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment style or changes in market conditions may cause the investment period to extend as long as six months.

CAPITALIZATION

[To be provided.]

PRICE RANGE OF COMMON STOCK

The following table sets forth for the quarters indicated, the high and low sale prices on the NYSE per share of our common stock and the net asset value and the premium or discount from net asset value per share at which the common stock was trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.

[To be provided.]

On            , 2014 the last reported net asset value per share of Common Stock was $         and the last reported sales price per share of Common Stock on the NYSE was $        .

SPECIAL CHARACTERISTICS AND RISKS OF THE RIGHTS

Risk is inherent in all investing. Therefore, before investing in the Common Stock you should consider the risks carefully. See “Risk Factors and Special Considerations” in the Prospectus and the special risks and considerations set out below.

Principal Risks Associated with Investing in Common Stock in the Offer

Market Discount. As with any stock, the price of the Fund’s common stock fluctuates with market conditions and other factors. The shares of common stock are currently trading at a [premium/discount ] to their net asset value. Since the inception of the Fund, the common stock have traded at discounts of as much as [    ]%. Shares of closed-end investment companies frequently trade at a discount from their net asset values. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be greater for stockholders expecting to sell their common stock in a relatively short period of time following completion of this Offer.

Dilution. The net asset value of the common stock will be reduced immediately following this Offer as a result of the payment of certain offering costs.

If you do not exercise all of your Rights, you may own a smaller proportional interest in the Fund when the Offer is over. In addition, you will experience an immediate dilution of the aggregate net asset value per share of your common stock if you do not participate in the Offer and will experience a reduction in the net asset value per share whether or not you exercise your Rights, if the Subscription Price is below the Fund’s net asset value per Share on the Expiration Date, because:

•	the offered shares of common stock are being sold at less than their current net asset value;

•	you will indirectly bear the expenses of the Offer; and

•	the number of shares of common stock outstanding after the Offer will have increased proportionately more than the increase in the amount of the Fund’s net assets.

On the other hand, if the portion of the Subscription Price attributable to the additional shares of common stock is above the Fund’s net asset value per share on the Expiration Date, you may experience an immediate accretion of the aggregate net asset value per share of your common stock even if you do not exercise your Rights and an immediate increase in the net asset value per share of your common stock whether or not you participate in the Offer, because:

•	the offered shares of common stock are being sold at more than their current net asset value after deducting the expenses of the Offer; and

•	the number of shares of common stock outstanding after the Offer will have increased proportionately less than the increase in the amount of the Fund’s net assets.

Furthermore, if you do not fully participate in the Offer, your percentage ownership may also be diluted. The Fund cannot state precisely the amount of any dilution because it is not known at this time what the net asset value per share will be on the Expiration Date or what proportion of the Rights will be exercised. The impact of the Offer on net asset value per share is shown by the following examples, assuming a Subscription Price of $[        ], which represents $[        ] per common share and $[        ] per preferred share:

Scenario 1: (assumes net asset value per share is above subscription price per common share)(1)
NAV	$	[	]
Subscription Price per common share	$	[	]
Reduction in NAV($)(2)	$	[	]
Reduction in NAV(%)		[	]%

Scenario 2: (assumes net asset value per share is below subscription price per common share)(1)
NAV	$	[	]
Subscription Price per common share	$	[	]
Increase in NAV($)(2)	$	[	]
Increase in NAV(%)		[	]%

(1)	Both examples assume the Offer is fully subscribed. Actual amounts may vary due to rounding.
(2)	Assumes $[ ] in estimated offering expenses.

If you do not wish to exercise your Rights, you should consider selling them as set forth in this Prospectus Supplement. Any cash you receive from selling your Rights may serve as partial compensation for any possible dilution of your interest in the Fund. The Fund cannot give assurance, however, that a market for the Rights will develop or that the Rights will have any marketable value.

Depending on whether all Rights are exercised and, if not, whether any over-subscription privileges are exercised, certain Record Date Shareholders could increase their percentage ownership in the Fund through the exercise of the primary Subscription and/or the over-subscription privilege.

        Leverage Risk. The Fund will obtain financial leverage for investment purposes by issuing preferred shares in the Offer. The Fund’s leveraged capital structure will create special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage. Such volatility may increase the likelihood of the Fund’s having to sell investments in order to meet dividend payments on the preferred shares, or to redeem preferred shares, when it may be disadvantageous to do so. Also, if the Fund is utilizing leverage, a decline in net asset value could affect the ability of the Fund to make common shares distribution payments, and such a failure to pay dividends or make distributions could result in the Fund’s ceasing to qualify as a regulated investment company under the Code.

Because the advisory fee paid to the Investment Adviser is calculated on the basis of the Fund’s total assets, rather than only on the basis of net assets attributable to the common shares, the fee will be higher when leverage is utilized, giving the Investment Adviser an incentive to utilize leverage.

TAXATION

[To be provided.]

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund in connection with this rights offering. Skadden, Arps, Slate, Meagher & Flom LLP may rely as to certain matters of Maryland law on the opinion of [            ].

The Gabelli Convertible and Income Securities Fund Inc.

Shares of Common Stock

Issuable Upon Exercise of Rights to

Subscribe to Such Common Stock

PROSPECTUS SUPPLEMENT

            , 2014

PROSPECTUS SUPPLEMENT	Filed Pursuant to Rule 497
(To Prospectus dated , 2014)	Registration Statement No. 333-

[GRAPHIC OMITTED]

Rights for Shares

Subscription Rights for     % Series [            ] [            ] Preferred Stock

We are issuing subscription rights to our [common] [preferred] stockholders to purchase our % Series [    ] [    ] Preferred Stock. Our common stock is traded on the NYSE under the symbol “GCV.” The last reported sale price for our common stock on        ,         was $         per share.

You should review the information set forth under “Risk Factors and Special Considerations” in the accompanying Prospectus before investing in our preferred shares.

	Per Share	Total(1)
Subscription price of Preferred Stock	$	$
Underwriting discounts and commissions	$	$
Proceeds, before expenses, to us	$	$

(1)	The aggregate expenses of the offering are estimated to be $ , which represents approximately $ per share.

You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in our preferred stock and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling 800-GABELLI (422-3554) or from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov).

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus Supplement is truthful or complete. Any representation to the contrary is a criminal offense.

            ,

The preferred stock is expected to be ready for delivery in book-entry form through the Depository Trust Company on or about            , 2014. If the offer is extended, the preferred stock is expected to be ready for delivery in book-entry form through the Depository Trust Company on or about            , 2014.

The date of this Prospectus Supplement is            , 2014

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus Supplement and the accompanying Prospectus is accurate as of any date other than the date of this Prospectus Supplement and the accompanying Prospectus, respectively. Our business, financial condition, results of operations and prospects may have changed since those dates. In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, “Fund,” “us,” “our” and “we” refer to The Gabelli Convertible and Income Securities Fund Inc. This Prospectus Supplement also includes trademarks owned by other persons.

Prospectus Supplement

SUMMARY OF THE TERMS OF THE RIGHTS OFFERING

Terms of the Offer	[To be provided.]

Amount Available for	$[ ]

Primary Subscription Title	Subscription Rights for Series [ ] Preferred Stock

Exercise Price	Rights may be exercised at a price of $ per share of Preferred Stock (the “Subscription Price”). See “Terms of the Offer.”

Record Date	Rights will be issued to holders of record of the Fund’s [Common] [Preferred] Stock on , 2013 (the “Record Date”). See “Terms of the Offer.”

Number of Rights Issued	Right will be issued in respect of each share of [Common] [Preferred] Stock of the Fund outstanding on the Record Date. See “Terms of the Offer.”

Number of Rights Required to Purchase One Preferred Share	A holder of Rights may purchase shares of Preferred Stock of the Fund for every Rights exercised. The number of Rights to be issued to a shareholder on the Record Date will be rounded up to the nearest number of Rights evenly divisible by . See “Terms of the Offer.”

Over-Subscription Privilege	[To be provided.]

Transfer of Rights	[To be provided.]

Exercise Period	The Rights may be exercised at any time after issuance and prior to expiration of the Rights, which will be 5:00 PM Eastern Time on , [ ] (the “Expiration Date”) (the “Subscription Period”). See “Terms of the Offer” and “Method of Exercise of Rights.”

Offer Expenses	The expenses of the Offer are expected to be approximately $[ ]. See “Use of Proceeds.”

Sale of Rights	[To be provided.]

Use of Proceeds	The Fund estimates the net proceeds of the Offer to be approximately $[ ]. This figure is based on the Exercise Price per share of $ and assumes all new shares of Series [ ] Preferred Stock offered are sold and that the expenses related to the Offer estimated at approximately $[ ] are paid.

The Investment Adviser anticipates that investment of the proceeds will be made in accordance with the Fund’s investment objectives and policies as appropriate investment opportunities are identified, which is expected to be substantially completed in approximately three months; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment style or changes in market conditions may cause the investment period to extend as long as six months. Pending such investment, the proceeds will be held in high quality short-term debt securities and instruments. See “Use of Proceeds”.

ERISA	See “Employee Plan Considerations.”

Rights Agent	[To be provided.]

TERMS OF THE SERIES [    ] PREFERRED STOCK

Dividend Rate	The dividend rate [for the initial dividend period] [1] will be %.

Dividend Payment Date	[Dividends will be paid when, as and if declared on , , , and , commencing . The payment date for the initial dividend period will be .][1]

Liquidation Preference	$ per share

[Non-Call Period	The shares may not be called for redemption at the option of the Fund prior to .]

[Stock Exchange Listing]

1	Applicable only if the preferred shares being offered will have different rates over time.

DESCRIPTION OF THE RIGHTS OFFERING

[To be provided.]

USE OF PROCEEDS

The Fund estimates the net proceeds of the Offer to be $[        ], based on the Subscription Price per share of $[        ], assuming all new Series [    ] Preferred Stock offered are sold and that the expenses related to the Offer estimated at approximately $[        ] are paid and after deduction of the underwriting discounts and commissions.

The Investment Adviser expects that it will initially invest the proceeds of the offering in high-quality short-term debt securities and instruments. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objectives and policies as appropriate investment opportunities are identified, which is expected to be substantially completed within three months; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment style or changes in market conditions may cause the investment period to extend as long as six months.

CAPITALIZATION

[To be provided.]

ASSET COVERAGE RATIO

[To be provided.]

SPECIAL CHARACTERISTICS AND RISKS OF THE RIGHTS

Risk is inherent in all investing. Therefore, before investing in the Series [    ] Preferred Stock you should consider the risks carefully. See “Risk Factors and Special Considerations” in the Prospectus and the special risks and considerations set out below.

Principal Risks Associated with an Investment in the Series [    ] Preferred Stock

Market Price Risk. The market price for the Series [    ] Preferred Stock will be influenced by changes in interest rates, the perceived credit quality of the preferred shares and other factors, and may be higher or lower than the liquidation preference of the Series [    ] Preferred Stock.

Liquidity Risk. Prior to this offering, there has been no public market for the preferred shares. As noted above, an application will be made to list the preferred shares on the [    ]. However, during an initial period which is not expected to exceed thirty days after the date of its issuance, the Series [    ] Preferred Stock will not be listed on any securities exchange. No assurances can be provided that listing on any securities exchange or market making by the dealer-manager will result in the market for Series [    ] Preferred Stock being liquid at any time.

Redemption and Reinvestment Risk. The Fund may at any time redeem shares of Series [    ] Preferred Stock to the extent necessary to meet regulatory asset coverage requirements. For example, if the value of the Fund’s investment portfolio declines, thereby reducing the asset coverage for the Series [    ] Preferred Stock, the Fund may be obligated under the terms of the Series [    ] Preferred Stock or any indebtedness incurred by the Fund to redeem some or all of the Series [    ] Preferred Stock. In addition, after [    ], the Fund is able to call the Series [    ] Preferred Stock at the option of the Fund. Investors may not be able to reinvest the proceeds of any redemption in an investment providing the same or a better rate than that of the Series [    ] Preferred Stock.

Distribution Risk. The Fund may not earn sufficient income from its investments to make distributions on the Series [    ] Preferred Stock.

Subordination Risk. The Series [    ] Preferred Stock are not obligations of the Fund. The Series [    ] Preferred Stock are junior in respect of distributions and liquidation preference to any indebtedness incurred by the Fund. Although unlikely, precipitous declines in the value of the Fund’s assets could result in the Fund having insufficient assets to redeem all of the Series [    ] Preferred Stock for the full redemption price.

TAXATION

[To be provided.]

UNDERWRITING

[To be provided.]

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, in connection with this rights offering. Skadden, Arps, Slate, Meagher & Flom LLP may rely as to certain matters of Maryland law on the opinion of [            ].

The Gabelli Convertible and Income Securities Fund Inc.

Shares of    % Series [    ] [    ] Preferred Stock

Issuable Upon Exercise of Rights to

Subscribe to Such Preferred Stock

PROSPECTUS SUPPLEMENT

            , 2014

PROSPECTUS SUPPLEMENT	Filed Pursuant to Rule 497
(To Prospectus dated [ ], 2014	Registration Statement No. 333-

[GRAPHIC OMITTED]

[            ] Rights

Subscription Rights to Acquire Common Stock and Preferred Stock

The Gabelli Convertible and Income Securities Fund Inc. (the “Fund,” “we,” “us” or “our”) is issuing subscription rights (the “Rights”) to our common stockholders to purchase additional shares of common stock (the “common shares”) and [            ] preferred stock (the “preferred shares”). The Rights may only be exercised to purchase an equal number of common shares and preferred shares and may not be exercised to purchase only common shares or preferred shares or an unequal number of common shares and preferred shares.

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek a high level of total return on its assets. The Fund’s investments are selected by its Investment Adviser, Gabelli Funds, LLC (the “Investment Adviser”). The Fund seeks to achieve its investment objective through a combination of current income and capital appreciation. Under normal circumstances the Fund will invest at least 80% of its total assets in securities that are convertible into or represent the right to acquire common stock, and in other debt or equity securities that are expected to periodically accrue or generate income for their holders.

Our common stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “GCV” and our Series B Preferred Stock (“Series B Preferred”) is listed on the NYSE under the symbol “GCV Pr B”. On [            ], 2014, the last reported sale price per share of our common stock was $[            ] and the last reported sale prices per share of our Series B Preferred was $[            ]. On [            ], 2014, the last reported net asset value per share of our common stock was $[            ].

An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund’s investment objective will be achieved. You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in the Fund and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling 800-GABELLI (422-3554) or from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). For additional information all holders of rights should contact the Information Agent, [            ].

Investing in common shares and preferred shares through Rights involves certain risks. You should review the information set forth under “Risk Factors and Special Considerations” in the accompanying Prospectus as well as in the “Special Risks of the Offering and the Preferred Shares” section of this Prospectus Supplement before investing in the common shares and preferred shares.

	Per Share			Total
Subscription price per common share to holders exercising Rights (1)	$	[	]	$	[	]
Subscription price per preferred share to holders exercising Rights (1)	$	[	]	$	[	]
Underwriting discounts and commissions (2)	$	[	]	$	[	]
Proceeds, before expenses, to the Fund (3)	$	[	]	$	[	]

(1)	The Rights may only be exercised to purchase an equal number of common shares and preferred shares and may not be exercised to purchase only common shares or preferred shares or an unequal number of common shares and preferred shares.
(2)	Based on a Dealer Manager solicitation fee of $[ ] per common share issued.
(3)	The aggregate expenses of the offering (excluding underwriting discounts and commissions) are estimated to be $[ ].

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[NO SECURITIES REGULATORY AUTHORITY IN CANADA HAS EXPRESSED AN OPINION ABOUT THESE SECURITIES AND IT IS AN OFFENSE TO CLAIM OTHERWISE. THIS OFFERING WILL NOT BE MADE IN ANY PROVINCE OF CANADA WHERE IT IS NOT PERMITTED BY LAW.]

SHAREHOLDERS WHO DO NOT EXERCISE THEIR RIGHTS MAY, AT THE COMPLETION OF THE OFFERING, OWN A SMALLER PROPORTIONAL INTEREST IN THE FUND THAN IF THEY EXERCISED THEIR RIGHTS. AS A RESULT OF THE OFFERING YOU MAY EXPERIENCE DILUTION OR ACCRETION OF THE AGGREGATE NET ASSET VALUE OF YOUR COMMON SHARES DEPENDING UPON WHETHER THE FUND’S NET ASSET VALUE PER COMMON SHARE IS ABOVE OR BELOW THE SUBSCRIPTION PRICE ON THE EXPIRATION DATE.

The common shares and preferred shares are expected to be ready for delivery in book-entry form through the Depository Trust Company on or about [            ], 2014. If the offer is extended, the common shares and preferred shares are expected to be ready for delivery in book-entry form through the Depository Trust Company on or about [            ], 2014.

The date of this Prospectus Supplement is [            ], 2014

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus Supplement and the accompanying Prospectus is accurate as of any date other than the date of this Prospectus Supplement and the accompanying Prospectus, respectively. Our business, financial condition, results of operations and prospects may have changed since those dates. In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, “Fund,” “us,” “our” and “we” refer to The Gabelli Convertible and Income Securities Fund Inc. This Prospectus Supplement also includes trademarks owned by other persons.

Prospectus Supplement

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus Supplement, the accompanying Prospectus and the Statement of Additional Information contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this Prospectus Supplement as well as in the accompanying Prospectus. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors and Special Considerations” section of the accompanying Prospectus and “Special Risks of the Offering and the Preferred Shares” in this Prospectus Supplement. All forward-looking statements contained or incorporated by reference in this Prospectus Supplement or the accompanying Prospectus are made as of the date of this Prospectus Supplement or the accompanying Prospectus, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this Prospectus Supplement, the accompanying Prospectus and the Statement of Additional Information are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”).

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors and Special Considerations” section of the accompanying Prospectus as well as in the “Special Risks of the Offering and the Preferred Shares” section of this Prospectus Supplement. We urge you to review carefully those sections for a more detailed discussion of the risks of an investment in the preferred shares.

SUMMARY OF THE TERMS OF THE RIGHTS OFFERING

Terms of the Offer

One transferable subscription right (a “Right”) will be issued for each common share of the Fund held on the record date (the “Offer”). The Rights are expected to trade through the [NASDAQ Capital Market (“NASDAQ”)]. The Rights will allow holders of common shares to purchase additional common shares and newly issued preferred shares. [            ] Rights will be required to purchase one common share and one preferred share. The Rights may only be exercised to purchase an equal number of common shares and preferred shares and may not be exercised to purchase only common shares or preferred shares or an unequal number of common shares and preferred shares.

As of [            ], 2014, [            ] common shares are outstanding and [            ] Series B Preferred Shares are outstanding. [An over-subscription privilege will be offered.] [            ] common shares and [            ] preferred shares of the Fund will be issued if all Rights are exercised. See “Description of the Rights Offering—Terms of the Rights Offering.”

Title	Subscription Rights to Acquire Common Shares and Preferred Shares

Subscription Price	Rights may be exercised at a price of $[ ] (the “Subscription Price”), which represents $[ ] per common share and $[ ] per preferred share. The purchase price will be payable in cash. See “Description of the Rights Offering—Terms of the Rights Offering.”

Record Date	Rights will be issued to holders of record of the Fund’s common shares on [ ], 2014 (the “Record Date”). See “Terms of the Rights Offering.”

Number of Rights Issued	One Right will be issued in respect of each common share of the Fund held on the Record Date. See “Description of the Rights Offering—Terms of the Rights Offering.”

Number of Rights Required to Purchase One Common Share and One Preferred Share	A holder of Rights may purchase one common share and one preferred share for every [ ] Rights exercised. [The number of Rights issued to a shareholder will be rounded up to the nearest number of Rights evenly divisible by [ .] A holder of Rights may only purchase an equal number of common shares and preferred shares and may not exercise any Rights so as to purchase only common shares or preferred or an unequal number of common shares and preferred shares. See “Description of the Rights Offering—Terms of the Rights Offering.”

Over-Subscription Privilege	[Rights holders who are holders of common shares on the Record Date (“Record Date Shareholders”) who fully exercise all Rights initially issued to them are entitled to subscribe for additional common shares and preferred shares at the same Subscription Price, subject to certain limitations and subject to allotment. Over-subscription requests will be honored only to the extent fewer than all of the Rights are exercised. Unsubscribed common shares and preferred shares will be allocated pro-rata among those shareholders who over-subscribe based on the number of common shares owned on the Record Date. Rights acquired in the secondary market may not participate in the over-subscription privilege. See “Description of the Rights Offering—Over-Subscription Privilege.”]

Transfer of Rights	The Rights will be transferable. See “Description of the Rights Offering—Terms of the Rights Offering,” “—Sales by Rights Agent,” and “—Method of Transferring Rights.”

Subscription Period	The Rights may be exercised at any time after issuance and prior to expiration of the Rights, which will be 5:00 PM Eastern Time on [ ], 2014 (the “Expiration Date”) (the “Subscription Period”). See “Description of the Rights Offering—Terms of the Offer” and “—Method of Exercise of Rights.”

Offer Expenses	The expenses of the Offer are expected to be approximately $[ ] and will be borne by holders of the Fund’s common shares. See “Use of Proceeds.”

Solicitation Fee	$[ ] per common share issued to broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of Rights. See “Underwriting.”

Sale of Rights

The Rights are expected to be transferable until the completion of the Subscription Period and will be admitted for trading through the [NASDAQ]. Although no assurance can be given that a market for the Rights will develop, trading in the Rights through the [NASDAQ] will begin three Business Days prior to the Record Date and may be conducted until the close of trading on the last [NASDAQ] trading day prior to the completion of the Subscription Period. For purposes of this Prospectus Supplement, a “Business Day” will mean any day on which trading is conducted through the [NASDAQ].

The value of the Rights, if any, may be reflected by the market price. Rights may be sold by individual holders or may be submitted to the Rights Agent (defined below) for sale. Any Rights submitted to the Rights Agent for sale must be received by the Rights Agent on or before [            ], 2014, three Business Days prior to the completion of the Subscription Period, due to normal settlement procedures.

Rights that are sold will not confer any right to acquire any common shares and preferred shares in the over-subscription, and any holder of common shares on the Record Date who sells any of its Rights in respect of such shares will not be eligible to participate in the over-subscription.

Trading of the Rights through the [NASDAQ] will be conducted on a when-issued basis until and including the date on which the Subscription Certificates are mailed to Record Date Shareholders and thereafter will be conducted on a regular-way basis until and including the last [NASDAQ] trading day prior to the completion of the Subscription Period. The common shares will begin trading ex-Rights two Business Days prior to the Record Date.

If the Rights Agent receives Rights for sale in a timely manner, it will use its best efforts to sell the Rights through the [NASDAQ]. The Rights Agent will also attempt to sell any Rights attributable to shareholders whose record addresses are outside the United States, or who have an Army Post Office (“APO”) or Fleet Post Office (“FPO”) address and who are not eligible to participate in the offering. See “Description of the Rights Offering—Foreign Restrictions.”

Any commissions on any such sales will be paid by the selling Rights holders. Neither the
Fund nor the Rights Agent will be responsible if Rights cannot be sold and neither has guaranteed any minimum sales price for any Rights. If any Rights can be sold, sales of these

Rights will be deemed to have been effected at the weighted average price received by the
Rights Agent on the day such Rights are sold, less any applicable brokerage commissions, taxes and other expenses. Shareholders are urged to obtain a recent trading price for the

Rights through the [NASDAQ] from their broker, bank, financial advisor or the financial press.

Banks, broker-dealers and trust companies that hold shares for the accounts of others are advised to notify those persons that purchase Rights in the secondary market that such Rights will not be eligible to participate in the over-subscription privilege. See
“Description of the Rights Offering—Terms of the Rights Offering” and “—Sales by Rights
Agent.”

Use of Proceeds

The Fund estimates the net proceeds of the Offer to be approximately $[        ]. This figure is based on the Subscription Price of $[        ], which represents $[        ] per common share and $[        ] per preferred share and assumes all new common shares and preferred shares offered are sold and that the expenses related to the Offer estimated at approximately $[        ] are paid.

The Investment Adviser anticipates that investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to be substantially completed in approximately three months; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment objectives and policies or changes in market conditions may cause the investment period to extend as long as six months. Pending such investment, the proceeds will be held in high quality short-term debt securities and instruments. See “Use of Proceeds”.

ERISA	See “Taxation” and “Employee Benefit Plan and IRA Considerations.”

Rights Agent	[To be provided.]

Terms of Preferred Shares:

Issue	Up to [ ] Shares of Series [ ] Preferred Stock

Dividend Rate	The annual dividend rate for the first [twelve] months beginning on the date of issuance will be [ ]%, and thereafter the annual dividend rate will be $[ ] for all future dividend periods.

Dividend Payment Dates	Distributions will be made when, as, and if declared on [ ], [ ], [ ], and [ ] of each year, commencing [ ], 2013.

Liquidation Preference	$[ ] per share.

[Holder Put Option]	[To be determined]

Non-Call Period	[Prior to [ ], 20[ ] the shares of Series [ ] Preferred are not subject to optional redemption by the Fund unless the redemption is necessary, in the judgment of the Board of Trustees, to maintain the Fund’s status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.]

Stock Exchange Listing	[An application will be made to list the Series [ ] Preferred Stock on the [NYSE]. Prior to the offering, there has been no public market for Series [ ] Preferred Stock. It is anticipated that trading on the [NYSE] will begin within thirty days from the date of this Prospectus Supplement.]

Rating	[To be determined]

TERMS OF THE PREFERRED SHARES

Dividends and Distributions

For the [twelve] month period commencing on the date shares of the Series [            ] Cumulative Preferred Stock (the “Series [            ] Preferred” or the “preferred shares”) are first issued (the “Initial Dividend Period”), holders of Series [            ] Preferred will be entitled to receive cumulative cash dividends and distributions at the rate of [    ]% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months) of the $[        ] liquidation preference on the Series [            ] Preferred. After the Initial Dividend Period, holders of Series [            ] Preferred will be entitled to receive cumulative cash dividends and distributions at the rate of [    ]% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months) of the $[        ] liquidation preference on the Series [            ] Preferred for all future dividend periods, when, as and if such dividends are declared.

Dividends in both the Initial Dividend Period and thereafter will in each case be payable quarterly on [            ], [            ], [            ] and [            ] in each year (each a “Dividend Payment Date”) commencing on [            ], [2013] (or, if any such day is not a business day, then on the next succeeding business day) to holders of record of Series [            ] Preferred as they appear on the share register of the Fund at the close of business on the fifth preceding Business Day. Dividends and distributions on Series [            ] Preferred will accumulate from the date on which the shares are originally issued. Each period beginning on and including a Dividend Payment Date (or the date of original issue, in the case of the first dividend period after issuance of the Series [            ] Preferred) and ending on but excluding the next succeeding Dividend Payment Date is referred to herein as a “Dividend Period.” Dividends and distributions on account of arrears for any past Dividend Period or in connection with the redemption of Series [            ] Preferred may be declared and paid at any time, without reference to any Dividend Payment Date, to holders of record on such date as is fixed by the Board of Trustees.

No full dividends or distributions will be declared or paid on Series [            ] Preferred for any Dividend Period or part thereof unless full cumulative dividends and distributions due through the most recent Dividend Payment Dates therefor for all series of preferred shares of the Fund ranking on a parity with the Series [            ] Preferred as to the payment of dividends and distributions have been or contemporaneously are declared and paid through the most recent Dividend Payment Dates therefor. If full cumulative dividends and distributions due have not been paid on all outstanding preferred shares of the Fund’s, any dividends and distributions being paid on such preferred shares (including the Series [            ] Preferred) will be paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on each such series of preferred shares on the relevant Dividend Payment Date.

Voting Rights

Except as otherwise provided in the Fund’s governing documents or a resolution of the Board of Trustees or its delegatee, or as required by applicable law, holders of Series [            ] Preferred will have no power to vote on any matter except matters submitted to a vote of the Fund’s common shares. In any matter submitted to a vote of the holders of the common shares, each holder of Series [            ] Preferred will be entitled to vote for each Series [            ] Preferred held and the holders of all outstanding preferred shares, including Series [            ] Preferred, and the common shares will vote together as a single class; provided, however, that at any meeting of the shareholders of the Fund held for the election of Trustees, the holders of the outstanding preferred shares, including Series [            ] Preferred, will be entitled, as a class, to the exclusion of the holders of all other classes of shares of the Fund, to elect a number of Fund trustees, such that following the election of Trustees at the meeting of the shareholders, the Fund’s Board of Trustees will contain two trustees elected by the holders of the outstanding preferred shares, including the Series [            ] Preferred.

During any period in which any one or more of the conditions described below exists (such period being referred to herein as a “Voting Period”), the number and/or composition of Trustees constituting the Board of Trustees will be adjusted as necessary to permit the holders of outstanding preferred shares, including the Series [            ] Preferred, voting separately as one class (to the exclusion of the holders of all other classes of shares of the Fund) to elect the number of Trustees that, when added to the two trustees elected exclusively by the holders of outstanding preferred shares, would constitute a simple majority of the Board of Trustees as so adjusted. The Fund and the Board of Trustees will take all necessary actions, including effecting the removal of trustees or amendment of the Fund’s governing documents, to effect an adjustment of the number and/or composition of trustees as described in the preceding sentence. A Voting Period will commence:

(i)	if at any time accumulated dividends and distributions on the outstanding Series [ ] Preferred equal to at least two full years’ dividends and distributions are due and unpaid; or

(ii)	if at any time holders of any other preferred shares are entitled to elect a majority of the Trustees of the Fund under the 1940 Act or Statement of Preferences creating such shares.

[Holder Put Option]

[To be described if such rights will be provided.]

Calling of Series [            ] Preferred

Prior to [            ], 20[    ] the shares of Series [            ] Preferred are not subject to optional redemption by the Fund unless the redemption is necessary, in the judgment of the Board of Trustees, to maintain the Fund’s status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Commencing on [            ], 20[    ] and thereafter, to the extent permitted by the 1940 Act and Delaware law, the Fund may at any time upon notice redeem the Series [            ] Preferred in whole or in part at a price equal to the liquidation preference per share plus accumulated but unpaid dividends through the date of redemption.

Stock Exchange Listing

[An application will be made to list the Series [            ] Preferred on the [NYSE]. The Series [            ] Preferred is expected to commence trading on the [NYSE] within thirty days of the date of issuance.]

DESCRIPTION OF THE RIGHTS OFFERING

Terms of the Rights Offering

The Fund is issuing to common shareholders of record as of the close of business on [            ], 2014 (“the Record Date,” and such shareholders, the “Record Date Shareholders”) Rights to subscribe for common shares and preferred shares. Each Record Date Shareholder is being issued [one] transferable Right for each common share owned on the Record Date. The Rights entitle the holders to acquire for $[        ] in cash (the “Subscription Price”) one common share and one preferred share for every [            ] Rights. Fractional shares will not be issued upon the exercise of the Rights and Rights may be exercised only for an equal number of common shares and preferred shares and not for only common shares or preferred shares or an unequal number of common shares and preferred shares. Rights may be exercised at any time during the period which commences on [            ], 2014, and ends at 5:00 PM Eastern Time on [            ], 2014 (the “Subscription Period”). The right to acquire one common share and one preferred share for every [            ] Rights held during the Subscription Period (or any extension thereof) at the Subscription Price will be referred to in the remainder of this prospectus supplement as the “Subscription.”

Rights may be evidenced by subscription certificates or may be uncertificated and evidenced by other appropriate documentation (“Subscription Certificates”). The number of Rights issued to each holder will be stated on the Subscription Certificate delivered to the holder. The method by which Rights may be exercised and shares paid for is set forth below in “Method of Exercise of Rights” and “Payment for Shares.” A Rights holder will have no right to rescind a purchase after [            ] (the “Rights Agent”) has received payment. See “Payment for Shares” below. It is anticipated that the preferred shares issued pursuant to an exercise of Rights will be listed on the NYSE.

Rights holders who are Record Date Shareholders are entitled to subscribe for additional common shares and preferred shares at the same Subscription Price pursuant to the over-subscription privilege, subject to certain limitations and subject to allotment. See “Over-Subscription Privilege” below.

For purposes of determining the maximum number of shares a Record Date Shareholder may acquire pursuant to the offer, broker-dealers, trust companies, banks or others whose shares are held of record by Cede & Co. (“Cede”), as nominee for the Depository Trust Company or by any other depository or nominee will be deemed to be the holders of the Rights that are held by Cede or such other depository or nominee on their behalf.

The Rights are transferable until 5:00 PM Eastern Time [            ], 2014 (the “Expiration Date”) and are expected to be admitted for trading through the [            ]. Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels and sold through the Rights Agent. Although no assurance can be given that a market for the Rights will develop, trading in the Rights through the [            ] is expected to begin three business days before the Record Date and may be conducted until the close of trading through the last [            ] trading day prior to the Expiration Date. Trading of the Rights through the [            ] is expected to be conducted on a when-issued basis until and including the date on which the Subscription Certificates are mailed to Record Date Shareholders and thereafter is expected to be conducted on a regular way basis until and including the last [            ] trading day prior to the Expiration Date. The method by which Rights may be transferred is set forth below under “Method of Transferring Rights.” The common shares are expected to begin trading ex-Rights two business days prior to the Record Date as determined and announced by NYSE.

Nominees who hold the Fund’s common shares for the account of others, such as banks, broker-dealers, trustees or depositories for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Rights Agent with proper payment. In addition, beneficial owners of the common shares or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with such beneficial owner’s instructions.

Purpose of the Offer

The Fund’s Board of Trustees has determined that it would be in the best interests of the Fund and the shareholders to increase the assets of the Fund available for investment, thereby permitting the Fund to be in a better position to more fully take advantage of investment opportunities that may arise without having to reduce existing Fund holdings.

The Offer seeks to reward existing shareholders by giving them the right to purchase additional common shares at a price that may be below market and/or net asset value and newly issued preferred shares at a price that may be below the market value without incurring any commission charge. The distribution to shareholders of transferable Rights, which themselves may have intrinsic value, may also afford non-subscribing shareholders the potential of receiving a cash payment upon sale of such Rights, receipt of which may be viewed as partial compensation for the possible dilution of their interests in the Fund.

Important Dates to Remember

Please note that the dates in the table below may change if the rights offering is extended.

EVENT	DATE
Record Date	[ ], 2014
Subscription Period	[ ], 2014 through [ ], 2014**
Expiration Date*	[ ], 2014**
Payment for Guarantees of Delivery Due*	[ ], 2014**
Confirmation Date	[ ], 2014**

*	A shareholder exercising Rights must deliver by 5:00 PM Eastern Time on [ ], 2014 either (a) a Subscription Certificate and payment for shares or (b) a notice of guaranteed delivery.
**	Unless the offer is extended to a date no later than [ ], 2014.

Over-Subscription Privilege

Rights holders who are Record Date Shareholders and who fully exercise their Rights are entitled to subscribe for additional common shares and preferred shares at the same Subscription Price pursuant to the over-subscription privilege, subject to certain limitations and subject to allotment.

Record Date Shareholders who are fully exercising their Rights during the subscription period should indicate, on the Subscription Certificate which they submit with respect to the exercise of the Rights issued to them, how many common shares and preferred shares they are willing to acquire pursuant to the over-subscription privilege. A holder of Rights may only submit an over-subscription request for an equal number of common shares and preferred shares and may not request to purchase only common shares or preferred shares or an unequal number of common shares and preferred shares. Rights acquired in the secondary market may not participate in the over-subscription privilege.

Over-subscription requests will be honored only to the extent fewer than all of the Rights are exercised.

Unsubscribed common shares and preferred shares will be allocated pro-rata among those eligible Record Date Shareholders who over-subscribe based on the number of the Fund’s common shares owned on the Record Date. The allocation process may involve a series of allocations in order to assure that the total number of common shares and preferred shares available for over-subscriptions or, if less, the total number of common shares and preferred shares sufficient to fill all over-subscriptions, is allocated.

Banks, broker-dealers, trustees and other nominee holders of rights will be required to certify to the Rights Agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised during the Subscription Period and the number of common shares and preferred shares subscribed for pursuant to the over-subscription privilege by such beneficial owner and that such beneficial owner’s Subscription was exercised in full. Nominee holder over-subscription forms and beneficial owner certification forms will be distributed to banks, broker-dealers, trustees and other nominee holders of rights with the Subscription Certificates. Nominees should also notify holders purchasing Rights in the secondary market that such Rights may not participate in the over-subscription privilege.

The Fund will not offer or sell any common shares and preferred shares that are not subscribed for during the Subscription Period or pursuant to the over-subscription privilege.

Sales by Rights Agent

Holders of Rights who are unable or do not wish to exercise any or all of their Rights may instruct the Rights Agent to sell any unexercised Rights. The Subscription Certificates representing the Rights to be sold by the Rights Agent must be received on or before [            ], 2014. Upon the timely receipt of the appropriate instructions to sell Rights, the Rights Agent will use its best efforts to complete the sale and will remit the proceeds of sale, net of any commissions, to the holders. The Rights Agent will also attempt to sell any Rights attributable to shareholders whose record addresses are outside the United States, or who have an APO or FPO address. If the Rights can be sold, sales of the Rights will be deemed to have been effected at the weighted average price received by the Rights Agent on the day such Rights are sold, less any applicable brokerage commissions, taxes and other expenses. The selling Rights holder will pay all brokerage commissions incurred by the Rights Agent. These sales may be effected by the Rights Agent. [            ] (the “Dealer Manager”), a registered broker-dealer may also act on behalf of its clients to purchase or sell Rights in the open market and be compensated for its services at a commission of up to $[        ] per Right, provided that, if the Rights trade at a value of $[        ] or less at the time of such sale, then no commission will be charged. The Rights Agent will automatically attempt to sell any unexercised Rights that remain unclaimed as a result of Subscription Certificates being returned by the postal authorities as undeliverable as of the fourth business day prior to the Expiration Date. These sales will be made net of commissions, taxes and any other expenses paid on behalf of the nonclaiming holders of Rights. Proceeds from those sales will be held by [            ], in its capacity as the Fund’s transfer agent, for the account of the nonclaiming holder of rights until the proceeds are either claimed or escheated. There can be no assurance that the Rights Agent will be able to complete the sale of any of these Rights and neither the Fund nor the Rights Agent has guaranteed any minimum sales price for the Rights. All of these Rights will be sold at the market price, if any, through an exchange or market trading the Rights. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Rights Agent on the day such Rights are sold, less any applicable brokerage commissions, taxes and other expenses.

Shareholders are urged to obtain a recent trading price for the Rights through the [            ] from their broker, bank, financial advisor or the financial press.

Method of Transferring Rights

The Rights evidenced by a single Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Rights Agent a Subscription Certificate properly endorsed for transfer, with instructions to register the portion of the Rights evidenced thereby in the name of the transferee (and to issue a new Subscription Certificate to the transferee evidencing the transferred Rights). In this event, a new Subscription Certificate evidencing the balance of the Rights will be issued to the Rights holder or, if the Rights holder so instructs, to an additional transferee.

Holders wishing to transfer all or a portion of their Rights (but not fractional Rights) should promptly transfer such Rights to ensure that: (i) the transfer instructions will be received and processed by the Rights Agent, (ii) a new Subscription Certificate will be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained Rights, if any, and (iii) the Rights evidenced by the new Subscription Certificates will be exercised or sold by the recipients thereof prior to the Expiration Date. Neither the Fund nor the Rights Agent will have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

Except for the fees charged by the Rights Agent (which will be paid by the Fund as described below), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of these commissions, fees or expenses will be borne by the Fund or the Rights Agent.

The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Subscription may be effected through, the facilities of DTC (Rights exercised through DTC are referred to as “DTC Exercised Rights”).

Rights Agent

The Rights Agent is [            ]. The Rights Agent will receive from the Fund an amount estimated to be $[        ], comprised of the fee for its services and the reimbursement for certain expenses related to the rights offering.

INQUIRIES BY ALL HOLDERS OF RIGHTS SHOULD BE DIRECTED TO: [THE INFORMATION AGENT, [            ]. HOLDERS MAY ALSO CONSULT THEIR BROKERS OR NOMINEES.]

Method of Exercise of Rights

Rights may be exercised by completing and signing the reverse side of the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Rights Agent, together with payment of the Subscription Price as described below under “Payment for Shares.” Rights may also be exercised through a Rights holder’s broker, who may charge the Rights holder a servicing fee in connection with such exercise.

Completed Subscription Certificates must be received by the Rights Agent prior to 5:00 PM Eastern Time, on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery as described below under “Payment for Shares”). The Subscription Certificate and payment should be delivered to the Rights Agent at the following address:

If By Mail:

The Gabelli Convertible and Income Securities Fund Inc.

[            ]

If By Overnight Courier:

The Gabelli Convertible and Income Securities Fund Inc.

[            ]

Payment for Shares

Holders of Rights who acquire common shares and preferred shares in the Subscription may choose between the following methods of payment:

(1)	A subscription will be accepted by the Rights Agent if, prior to 5:00 PM Eastern Time, on the Expiration Date, the Rights Agent has received a written notice of guaranteed delivery from a bank, a trust company, or a NYSE member, guaranteeing delivery of (i) payment of the full Subscription Price for the common shares and preferred shares subscribed for in the Subscription and, if eligible, for any additional common shares and preferred shares subscribed for pursuant to the over-subscription privilege, and (ii) a properly completed and executed Subscription Certificate. The Rights Agent will not honor a notice of guaranteed delivery if a properly completed and executed Subscription Certificate and full payment is not received by the Rights Agent by the close of business on the third business day after the Expiration Date. The notice of guaranteed delivery may be delivered to the Rights Agent in the same manner as Subscription Certificates at the addresses set forth above, or may be transmitted to the Rights Agent by facsimile transmission (fax number [ ]); telephone number to confirm receipt [ ].

(2)	Alternatively, a holder of Rights can send the Subscription Certificate, together with payment in the form of a check to the Rights Agent, based on the Subscription Price of $[ ], which represents $[ ] per common share and $[ ] per preferred share. To be accepted, the payment, together with the executed Subscription Certificate, must be received by the Rights Agent at the addresses noted above prior to 5:00 PM Eastern Time on the Expiration Date. The Rights Agent will deposit all share purchase checks received by it prior to the final due date into a segregated account, in each case pending proration and distribution of common shares and preferred shares. The Rights Agent will not accept cash as a means of payment for common shares and preferred shares.

EXCEPT AS OTHERWISE SET FORTH BELOW, A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE CONTINENTAL UNITED STATES (OR FOR CANADIAN RESIDENTS, A BANK LOCATED IN CANADA), MUST BE PAYABLE TO THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC. AND MUST ACCOMPANY AN EXECUTED SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

If a holder of Rights who acquires common shares and preferred shares pursuant to the Subscription makes payment of an insufficient amount, the Fund reserves the right to take any or all of the following actions: (i) find other purchasers for such subscribed-for and unpaid-for common shares and preferred shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of common shares and preferred shares which could be acquired by such holder upon exercise of the Subscription or over-subscription privilege; (iii) sell in the open market all or a portion of the common shares and preferred shares purchased by the holder and apply the proceeds to the amounts owed; and (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed common shares and preferred shares and to enforce the relevant guarantee of payment.

Any payment required from a holder of Rights must be received by the Rights Agent prior to 5:00 PM Eastern Time on the Expiration Date, or if the Rights holder has elected to make payment by means of a notice of guaranteed delivery, by the close of business on the third business day after the Expiration Date. Whichever of the two methods of payment described above is used, issuance and delivery of certificates for the common shares and preferred shares purchased are subject to collection of checks, as well as actual payment pursuant to any notice of guaranteed delivery.

Within three business days following the Expiration Date (the “Confirmation Date”), a confirmation will be sent by the Rights Agent to each holder of Rights (or, if the common shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee), showing (i) the number of common shares and preferred shares acquired pursuant to the Subscription, (ii) the number of common shares and preferred shares, if any, acquired pursuant to the over-subscription privilege, and (iii) the per common share and preferred share and total purchase price for the common shares and preferred shares. Any payment required from a holder of Rights must be received by the Rights Agent on the Expiration Date, or if the Rights holder has elected to make payment by means of a notice of guaranteed delivery, on the third business day after the Expiration Date. Any excess payment to be refunded by the Fund to a holder of Rights, or to be paid to a holder of Rights as a result of sales of Rights on his behalf by the Rights Agent, will be mailed by the Rights Agent to the holder within fifteen business days after the Expiration Date. If any Rights holder exercises its right to acquire common shares and preferred shares pursuant to the over-subscription privilege, any excess payment which would otherwise be refunded to the Rights holder will be applied by the Fund toward payment for common shares and preferred shares acquired pursuant to exercise of the over-subscription privilege.

A Rights holder will have no right to rescind a purchase after the Rights Agent has received payment either by means of a notice of guaranteed delivery or a check.

Holders, such as broker-dealers, trustees or depositories for securities, who hold common shares for the account of others, should notify the respective beneficial owners of the common shares as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the record holder of the Rights should complete Subscription Certificates and submit them to the Rights Agent with the proper payment. In addition, beneficial owners of common shares or Rights held through such a holder should contact the holder and request the holder to effect transactions in accordance with the beneficial owner’s instructions. Banks, broker-dealers, trustees and other nominee holders that hold common shares of the Fund for the accounts of others are advised to notify those persons that purchase Rights in the secondary market that such Rights may not participate in the over-subscription privilege.

The instructions accompanying the Subscription Certificates should be read carefully and followed in detail. DO NOT SEND SUBSCRIPTION CERTIFICATES TO THE FUND.

The method of delivery of Subscription Certificates and payment of the subscription price to the Rights Agent will be at the election and risk of the Rights holders, but if sent by mail it is recommended that the certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Rights Agent and clearance of payment prior to 5:00 PM Eastern Time, on the Expiration Date. Because uncertified personal checks may take at least five business days to clear, you are strongly urged to pay, or arrange for payment, by means of a certified or cashier’s check or money order.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. Neither the Fund nor the Rights Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Foreign Restrictions

Subscription Certificates will only be mailed to Record Date Shareholders whose addresses are within the United States, [and [provinces in Canada]] (other than an APO or FPO address). Because the offering of Rights will not be registered in any jurisdiction other than the United States [and [provinces in Canada]], the Rights Agent will attempt to sell all of the Rights issued to shareholders outside of these jurisdictions and remit the net proceeds, if any, to such shareholders. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Rights Agent on the day the Rights are sold, less any applicable brokerage commissions, taxes and other expenses.

Employee Benefit Plan and IRA Considerations

Rights holders that are employee benefit plans subject to limitations imposed by the Internal Revenue Code of 1986, as amended (the “Code”), such as employee plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Keogh Plans and Individual Retirement Accounts (“IRA”) (each a “Benefit Plan” and collectively, “Benefit Plans”), should be aware that the use of additional contributions of cash outside of the Benefit Plan to exercise Rights may be treated as additional contributions to the Benefit Plan. When taken together with contributions previously made, such deemed additional contributions may be in excess of tax limitations and subject the Rights holder to excise taxes for excess or nondeductible contributions. In the case of Benefit Plans qualified under Section 401(a) of the Code, additional contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Benefit Plans contemplating making additional contributions to exercise Rights should consult with their legal and tax counsel prior to making such contributions.

Benefit Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income (“UBTI”) under Section 511 of the Code. If any portion of an IRA is used as security for a loan, the portion so used may also be treated as distributed to the IRA depositor.

A Benefit Plan may also be subject to laws, such as ERISA, that impose certain requirements on the Benefit Plan and on those persons who are fiduciaries with respect to the Benefit Plans. Such requirements may include prudence and diversification requirements and require that investments be made in accordance with the documents governing the Benefit Plan. The exercise of Rights by a fiduciary for a Benefit Plan should be considered in light of such fiduciary requirements.

In addition, ERISA and the Code prohibit certain transactions involving the assets of a Benefit Plan and certain persons (referred to as “parties in interest” for purposes of ERISA and “disqualified persons” for purposes of the Code) having certain relationships to such Benefit Plans, unless a statutory or administrative exemption is applicable to the transaction. A party in interest or disqualified person who engages in a nonexempt prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and the Code (or with respect to certain Benefits Plans, such as IRAs, a prohibited transaction may cause the Benefit Plan to lose its tax-exempt status). In this regard, the U.S. Department of Labor has issued prohibited transaction class exemptions (“PTCEs”) that may apply to the exercise of the Rights and holding of the common shares and preferred shares. These class exemptions include, without limitation, PTCE 84-14 respecting transactions determined by independent qualified professional asset managers, PTCE 90-1 respecting insurance company pooled separate accounts, PTCE 91-38 respecting bank collective investment funds, PTCE 95-60 respecting life insurance company general accounts and PTCE 96-23 respecting transactions determined by in-house asset managers, PTCE 84-24 governing purchases of shares in investment companies) and PTCE 75-1 respecting sales of securities. In addition, Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code each provides a limited exemption, commonly referred to as the “service provider exemption,” from the prohibited transaction provisions of ERISA and Section 4975 of the Code for certain transactions between an Benefit Plan and a person that is a party in interest and/or a disqualified person (other than a fiduciary or an affiliate that, directly or indirectly, has or exercises any discretionary authority or control or renders any investment advice with respect to the assets of any Benefit Plan involved in the transaction) solely by reason of providing services to the Benefit Plan or by relationship to a service provider, provided that the Benefit Plan receives no less, nor pays no more, than adequate consideration. There can be no assurance that all of the conditions of any such exemptions or any other exemption will be satisfied at the time that the Rights are exercised, or thereafter while the common shares and preferred shares are held, if the facts relied upon for utilizing a prohibited transaction exemption change.

Due to the complexity of these rules and the penalties for noncompliance, fiduciaries of Benefit Plans should consult with their legal and tax counsel regarding the consequences of their exercise of Rights under ERISA, the Code and other similar laws.

USE OF PROCEEDS

The Fund estimates the net proceeds of the Offer to be $[        ], based on the Subscription Price of $[        ], which represents $[        ] per common share and $[        ] per preferred share, and after deduction of the underwriting discounts and commissions, estimated offering expenses payable by the Fund, and assuming all common shares and preferred shares offered are sold.

The Investment Adviser anticipates that investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to be substantially completed in approximately three months; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment objectives and policies or changes in market conditions may cause the investment period to extend as long as six months. Pending such investment, the proceeds will be held in high quality short-term debt securities and instruments. [            ]

CAPITALIZATION

The following table sets forth the unaudited capitalization of the Fund as of December 31, 2013 and its adjusted capitalization assuming all of the common shares and preferred shares offered in this Prospectus Supplement had been issued.

As of December 31, 2013
	Actual		As adjusted
Preferred shares, $0.001 par value per share.	$—		$	[	]

(The “Actual” column reflects the Fund’s outstanding capitalization as of December 31, 2013; the “As adjusted” column assumes the issuance of [            ] Series [            ] Preferred Shares, $[        ] liquidation preference per share)

Common shares, $0.001 par value per share.	[	]		[	]
(The “Actual” column reflects the [ ] shares outstanding as of December 31, 2013; the “As adjusted” column assumes the issuance of [ ] shares)
Shareholders’ equity applicable to common shares:
Paid-in surplus*	[	]		[	]
Accumulated distributions in excess of net investment income	([	])		([	])
Accumulated net realized loss on investments, futures contracts, swap contracts, and foreign currency transactions	([	])		([	])
Net unrealized appreciation on investments, futures contracts, and foreign currency transactions	[	]		[	]
Net assets applicable to common shares	[	]		[	]
Liquidation preference of preferred shares	[	]		[	]
Net assets, plus the liquidation preference of preferred shares	[	]		[	]

*	As adjusted paid-in surplus reflects a deduction for the estimated solicitation fees to broker dealers of $[ ] and estimated offering expenses of the common shares and preferred shares of $[ ].

ASSET COVERAGE RATIO

Pursuant to the 1940 Act, the Fund generally will not be permitted to declare any dividend, or declare any other distribution, upon any common shares, or purchase any such common shares, unless, in every such case, all preferred shares issued by the Fund have at the time of declaration of any such dividend or distribution or at the time of any such purchase an asset coverage of at least 200% (“1940 Act Asset Coverage Requirement”) after deducting the amount of such dividend, distribution, or purchase price, as the case may be. The Fund’s preferred shares are expected to have an initial asset coverage on the date of issuance of approximately [    ]%.

SPECIAL RISKS OF THE OFFERING

AND THE PREFERRED SHARES

Risk is inherent in all investing. Therefore, before investing in the common shares and preferred shares you should consider the risks carefully. See “Risk Factors and Special Considerations” in the Prospectus and the special risks and considerations set out below.

Principal Risks Associated with an Investment in the Preferred Shares

Market Price Risk. The market price for the preferred shares will be influenced by changes in interest rates, the perceived credit quality of the preferred shares and other factors, and may be higher or lower than the liquidation preference of the preferred shares.

Liquidity Risk. Prior to this offering, there has been no public market for the preferred shares. As noted above, an application will be made to list the preferred shares on the [            ]. However, during an initial period which is not expected to exceed thirty days after the date of its issuance, the preferred shares will not be listed on any securities exchange. No assurances can be provided that listing on any securities exchange or market making by the dealer-manager will result in the market for preferred shares being liquid at any time.

Redemption and Reinvestment Risk. The Fund may at any time redeem preferred shares to the extent necessary to meet regulatory asset coverage requirements. For example, if the value of the Fund’s investment portfolio declines, thereby reducing the asset coverage for the preferred shares, the Fund may be obligated under the terms of the preferred shares or any indebtedness incurred by the Fund to redeem some or all of the preferred shares. In addition, after [            ], the Fund is able to call the preferred shares at the option of the Fund. Investors may not be able to reinvest the proceeds of any redemption in an investment providing the same or a better rate than that of the preferred shares.

Distribution Risk. The Fund may not earn sufficient income from its investments to make distributions on the preferred shares.

Subordination Risk. The preferred shares are not obligations of the Fund. The preferred shares are junior in respect of distributions and liquidation preference to any indebtedness incurred by the Fund. Although unlikely, precipitous declines in the value of the Fund’s assets could result in the Fund having insufficient assets to redeem all of the preferred shares for the full redemption price.

Principal Risks Associated with Investing in Common Shares in the Offer

Market Discount. As with any stock, the price of the Fund’s common shares fluctuates with market conditions and other factors. The common shares are currently trading at a [premium/discount ] to their net asset value. Since the inception of the Fund, the common shares have traded at discounts of as much as [    ]%. Shares of closed-end investment companies frequently trade at a discount from their net asset values. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be greater for shareholders expecting to sell their common shares in a relatively short period of time following completion of this Offer.

Dilution. The net asset value of the common shares will be reduced immediately following this Offer as a result of the payment of certain offering costs.

If you do not exercise all of your Rights, you may own a smaller proportional interest in the Fund when the Offer is over. In addition, you will experience an immediate dilution of the aggregate net asset value per share of your common shares if you do not participate in the Offer and will experience a reduction in the net asset value per share whether or not you exercise your Rights, if the Subscription Price is below the Fund’s net asset value per Share on the Expiration Date, because:

•	the offered common shares are being sold at less than their current net asset value;

•	you will indirectly bear the expenses of the Offer; and

•	the number of common shares outstanding after the Offer will have increased proportionately more than the increase in the amount of the Fund’s net assets.

On the other hand, if the portion of the Subscription Price attributable to the additional common shares is above the Fund’s net asset value per share on the Expiration Date, you may experience an immediate accretion of the aggregate net asset value per share of your common shares even if you do not exercise your Rights and an immediate increase in the net asset value per share of your common shares whether or not you participate in the Offer, because:

•	the offered common shares are being sold at more than their current net asset value after deducting the expenses of the Offer; and

•	the number of common shares outstanding after the Offer will have increased proportionately less than the increase in the amount of the Fund’s net assets.

Furthermore, if you do not fully participate in the Offer, your percentage ownership may also be diluted. The Fund cannot state precisely the amount of any dilution because it is not known at this time what the net asset value per share will be on the Expiration Date or what proportion of the Rights will be exercised. The impact of the Offer on net asset value per share is shown by the following examples, assuming a Subscription Price of $[        ], which represents $[        ] per common share and $[        ] per preferred share:

Scenario 1: (assumes net asset value per share is above subscription price per common share)(1)
NAV	$	[	]
Subscription Price per common share	$	[	]
Reduction in NAV($)(2)	$	[	]
Reduction in NAV(%)		[	]%

Scenario 2: (assumes net asset value per share is below subscription price per common share)(1)
NAV	$	[	]
Subscription Price per common share	$	[	]
Increase in NAV($)(2)	$	[	]
Increase in NAV(%)		[	]%

(1)	Both examples assume the Offer is fully subscribed. Actual amounts may vary due to rounding.
(2)	Assumes $[ ] in estimated offering expenses.

If you do not wish to exercise your Rights, you should consider selling them as set forth in this Prospectus Supplement. Any cash you receive from selling your Rights may serve as partial compensation for any possible dilution of your interest in the Fund. The Fund cannot give assurance, however, that a market for the Rights will develop or that the Rights will have any marketable value.

Depending on whether all Rights are exercised and, if not, whether any over-subscription privileges are exercised, certain Record Date Shareholders could increase their percentage ownership in the Fund through the exercise of the primary Subscription and/or the over-subscription privilege.

Leverage Risk. The Fund will obtain financial leverage for investment purposes by issuing preferred shares in the Offer. The Fund’s leveraged capital structure will create special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage. Such volatility may increase the likelihood of the Fund’s having to sell investments in order to meet dividend payments on the preferred shares, or to redeem preferred shares, when it may be disadvantageous to do so. Also, if the Fund is utilizing leverage, a decline in net asset value could affect the ability of the Fund to make common shares distribution payments, and such a failure to pay dividends or make distributions could result in the Fund’s ceasing to qualify as a regulated investment company under the Code.

Because the advisory fee paid to the Investment Adviser is calculated on the basis of the Fund’s total assets, rather than only on the basis of net assets attributable to the common shares, the fee will be higher when leverage is utilized, giving the Investment Adviser an incentive to utilize leverage.

Principal Risks Associated with a Rights Offering of Common Shares and Preferred Shares

Record Date Shareholders Who Do Not Wish to Purchase Preferred Shares Will Suffer Dilution to Their Interests in the Fund’s Common Shares if They Do Not Purchase both Preferred Shares and Common Shares. The Rights may only be exercised to purchase an equal number of common shares and preferred shares in the Offer and may not be exercised to purchase only common shares or more common shares than preferred shares. As a consequence a Record Date Shareholder who does not wish to purchase or own preferred shares and who accordingly does not exercise its Rights will suffer dilution in its interest in the common shares and, if the portion of the exercise price attributable to the common shares is less than net asset value per common share, to the net asset value per share of its common shares as well. This risk may be greater because the portion of the exercise price attributable to a preferred share is considerably greater than the portion attributable to a common share.

Holders of Rights Who Wish to Purchase Preferred Shares in the Offer May Not Do So Without Purchasing Common Shares in the Offer. The Rights may only be exercised to purchase an equal number of common shares and preferred shares in the Offer and may not be exercised to purchase only preferred shares or more preferred shares than common shares. As a consequence a holder of Rights who wishes to purchase only preferred shares and who accordingly does not exercise its Rights may forego an opportunity to purchase preferred shares at what may be an attractive price.

Exercise of Rights Requires a Greater Investment than Purchasing Either Common Shares or Preferred Shares. In order to exercise its Rights a holder of Rights must purchase both common shares and preferred shares at a combined price of $[        ], representing $[        ] per preferred share and $[        ] per common share. This is a higher amount than the price per share for either security by itself and may represent a greater investment than a holder may wish to make.

The Market Value of a Preferred Share or Common Share May Differ from the Price per Share Described in this Offer. The trading price per common share or preferred share may be higher or lower than the price to purchase such share in this Offer.

TAXATION

[To be provided]

UNDERWRITING

[            ], which is a broker-dealer and member of the Financial Industry Regulatory Authority will act as dealer manager for the rights offering (henceforth, the “Dealer Manager”). Under the terms and subject to the conditions contained in the Dealer Manager Agreement among the Fund, the Investment Adviser, and the Dealer Manager (the “Dealer Manager Agreement”), the Dealer Manager will provide financial structuring services and marketing services in connection with the offering and will solicit the exercise of Rights and participation in the over-subscription privilege. The Fund has agreed to pay the Dealer Manager a fee for its financial structuring, marketing and soliciting services equal to $[        ] per common share issued pursuant to the rights offering. The Dealer Manager fee will be borne by the Fund and indirectly by all of the Fund’s common shareholders.

The Dealer Manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of Rights solicitation fees equal to $[        ] per common share issued pursuant to exercise of Rights as a result of their soliciting efforts. Fees will be paid to the broker-dealer designated on the applicable portion of the Subscription Certificates.

The Fund and the Investment Adviser have each agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act. The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund in rendering the services contemplated by the Dealer Manager Agreement except for any act of bad faith, willful misconduct or gross negligence of the Dealer Manager or reckless disregard by the Dealer Manager of its obligations and duties under the Dealer Manager Agreement.

Prior to the expiration of the rights offering, the Dealer Manager may independently offer for sale Rights to be acquired by it through purchasing and exercising Rights, at prices it sets. The Dealer Manager’s fee for its financial structuring, marketing and soliciting services is independent of any gains or losses that may be realized by the Dealer Manager through the purchase and exercise of Rights.

In the ordinary course of their businesses, the Dealer Manager and/or its affiliates may engage in investment banking or financial transactions with the Fund, the Investment Adviser and their affiliates.

The principal business address of [            ].

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, in connection with this rights offering of common shares and preferred shares contemplated by the Offer. Skadden, Arps, Slate, Meagher & Flom LLP may rely as to certain matters of Maryland law on the opinion of [            ].

[GRAPHIC OMITTED]

The Gabelli Convertible and Income Securities Fund Inc.

[            ] Rights

Subscription Rights to Acquire Common Stock and Preferred Stock

Issuable Upon Exercise of Rights to Subscribe to Such Common Stock and Preferred Stock

PROSPECTUS SUPPLEMENT

[            ], 2014

Until [            ], 2014 (25 days after the date of this prospectus), all dealers that buy, sell or trade these securities, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to each dealer’s obligation to deliver a prospectus when acting as an underwriter and with respect to its unsold allotments or subscriptions.

SUBJECT TO COMPLETION

Dated                     , 2014

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

STATEMENT OF ADDITIONAL INFORMATION

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

The Gabelli Convertible and Income Securities Fund Inc. (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks a high level of total return on its assets through a combination of current income and capital appreciation. The Fund invests primarily in a portfolio of convertible and income producing securities selected by Gabelli Funds, LLC, the investment adviser to the Fund (the “Investment Adviser”). It is the policy of the Fund, under normal market conditions, to invest at least 80% of the value of its total assets in “Convertible Securities,” i.e., debt or equity securities (bonds, debentures, notes, stocks and other similar securities) that are convertible into common stock or other equity securities, and “Income Securities,” i.e., securities that are expected to periodically accrue or generate income for securities holders, including short-term discounted Treasury Bills. The Fund expects to continue its practice of focusing on Convertible Securities to the extent attractive opportunities are available.

This Statement of Additional Information (the “SAI”) does not constitute a Prospectus, but should be read in conjunction with the Fund’s Prospectus relating thereto dated                     , 2014, and as it may be supplemented. This SAI does not include all information that a prospective investor should consider before investing in the Fund’s stock, and investors should obtain and read the Fund’s Prospectus prior to purchasing such stock. A copy of the Fund’s Registration Statement, including the Prospectus and any supplement, may be obtained from the Securities and Exchange Commission (the “SEC”) upon payment of the fee prescribed, or inspected at the SEC’s office or via its website (www.sec.gov) at no charge.

This SAI is dated                     , 2014.

1

2

THE FUND

The Gabelli Convertible and Income Securities Fund Inc. is a diversified, closed-end management investment company organized under the laws of the State of Maryland. The Fund was incorporated in Maryland on December 19, 1988 as an open-end, diversified, management investment company, and converted to closed-end status after receiving shareholder approval of its Charter on February 21, 1995 and filing the Charter in Maryland on March 31, 1995. The Fund’s common stock (“common shares”) is listed on the New York Stock Exchange (the “NYSE”) under the symbol “GCV.” Certain series of the Fund’s preferred stock (“preferred shares”) are listed on an exchange. The Fund’s 6% Series B Cumulative Preferred Stock, liquidation preference $25 per share (the “Series B Preferred”) is traded on the NYSE under the symbol “GCV Pr B”.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s investment objective is to seek a high level of total return on its assets. Under normal market conditions, the Fund will invest at least 80% of the value of its total assets in “Convertible Securities,” i.e., securities (bonds, debentures, notes, stocks and other similar securities) that are convertible into common stock or other equity securities, and “Income Securities,” i.e., securities that are expected to periodically accrue or generate income for their holders, including short-term discounted Treasury Bills. The Fund expects to continue its practice of focusing on Convertible Securities to the extent attractive opportunities are available.

Additional Investment Policies

Convertible Securities. A Convertible Security entitles the holder to exchange such security for a fixed number of shares of common stock or other equity security, usually of the same company, at fixed prices within a specified period of time and to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. The fixed income or dividend component of a Convertible Security is referred to as the security’s “investment value.”

A Convertible Security’s position in a company’s capital structure depends upon its particular provisions. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are subordinated to the claims of others and are senior to the claims of common stockholders.

To the degree that the price of a Convertible Security rises above its investment value because of a rise in price of the underlying common stock, the value of such security is influenced more by price fluctuations of the underlying common stock and less by its investment value. The price of a Convertible Security that is supported principally by its conversion value will rise along with any increase in the price of the common stock, and such price generally will decline along with any decline in the price of the common stock except that the security will receive additional support as its price approaches investment value. A Convertible Security purchased or held at a time when its price is influenced by its conversion value will produce a lower yield than nonconvertible senior securities with comparable investment values. Convertible Securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund’s investment objective.

3

Many Convertible Securities in which the Fund will invest have call provisions entitling the issuer to redeem the security at a specified time and at a specified price. This is one of the features of a Convertible Security which affects valuation. Calls may vary from absolute calls to provisional calls. Convertible Securities with superior call protection usually trade at a higher premium. If long-term interest rates decline, the interest rates of new Convertible Securities will also decline. Therefore, in a falling interest rate environment companies may be expected to call Convertible Securities with high coupons and the Fund would have to invest the proceeds from such called issues in securities with lower coupons. Thus, Convertible Securities with superior call protection will permit the Fund to maintain a higher yield than with issues without call protection.

Income Securities. Although it is the Fund’s policy to invest in Convertible Securities to the extent attractive opportunities are available, the Fund may also invest in Income Securities other than Convertible Securities that are expected to periodically accrue or generate income for their holders. Such Income Securities include (i) fixed income securities such as bonds, debentures, notes, stock, short-term discounted Treasury Bills or certain securities of U.S. government sponsored instrumentalities, as well as money market mutual funds that invest in those securities, which, in the absence of an applicable exemptive order, will not be affiliated with the Investment Adviser, and (ii) common stocks of issuers that have historically paid dividends. Fixed income securities obligate the issuer to pay to the holder of the security a specified return, which may be either fixed or reset periodically in accordance with the terms of the security. Fixed income securities generally are senior to an issuer’s common stock and their holders generally are entitled to receive amounts due before any distributions are made to common stockholders. Common stocks generally do not obligate an issuer to make periodic distributions to holders.

The market value of fixed income securities, especially those that provide a fixed rate of return, may be expected to rise and fall inversely with interest rates and in general is affected by the credit rating of the issuer, the issuer’s performance and perceptions of the issuer in the market place. The market value of callable or redeemable fixed income securities may also be affected by the issuer’s call and redemption rights. It is possible that the issuer of fixed income securities may not be able to meet its payment obligations on interest or principal to holders. Further, holders of non-convertible fixed income securities do not participate in any capital appreciation of the issuer.

The Fund may also invest in obligations of U.S. government sponsored instrumentalities. Unlike non-U.S. government securities, obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

The Fund also may invest in common stock of issuers that have historically paid dividends or otherwise made distributions to common stockholders. Unlike payments on fixed income securities, common stock dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer’s inability to satisfy its liabilities. Further, an issuer’s history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the holders of common stock may benefit from the capital appreciation of the issuer.

Other Investments. The Fund may without limit invest in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when: the discount significantly overstates the risk of the contingencies involved; the market significantly undervalues the securities, assets or cash to be received by stockholders of

4

the prospective portfolio company as a result of the contemplated transaction; or the market fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Investment Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer or proposal is in process.

In making the investments, the Fund will not violate any of its investment restrictions (see below, “Investment Restrictions”) including the requirement that, (i) as to 75% of its total assets, it will not invest more than 5% of its total assets in the securities of any one issuer and (ii) it will not invest more than 25% of its total assets in any one industry. Certain investments are short-term in nature and will tend to increase the turnover ratio of the Fund thereby increasing its brokerage and other transaction expenses.

Unregistered Convertible Securities and Other Illiquid Investments. As set forth in the Prospectus, the Fund is not subject to an independent limitation on the amount it may invest in unregistered securities and other illiquid investments, including repurchase agreements having a maturity of longer than seven days.

The staff of the SEC has taken the position that purchased over-the-counter (“OTC”) options and the assets used as “cover” for written OTC options are illiquid. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option.

When Issued and Delayed Delivery Securities and Forward Commitments. As discussed in the Prospectus, the Fund may purchase securities on a “when, as and if issued” basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Adviser determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will maintain cash or liquid high-grade debt securities at least equal in value to the amount of its commitments. The Investment Adviser does not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on this basis.

Foreign Securities. Subject to the limitations described in the Prospectus, the Fund may invest in foreign securities which involve certain risks not associated with domestic investments.

Among other risks, foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlements could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

High Yield/High Risk Securities. Subject to the limitations described in the Prospectus, the Fund may invest in high yielding, lower rated bonds, commonly called “junk bonds.” Bonds that are rated Ba or lower by Moody’s Investors Services, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s Rating Services (“S&P”), or unrated bonds of comparable quality, are generally considered to be high yield bonds. These high yield bonds are subject to greater risks than lower yielding, higher rated debt securities.

5

Lower rated securities are subject to risk factors such as: (i) vulnerability to economic downturns and changes in interest rates; (ii) sensitivity to adverse economic changes and corporate developments; (iii) redemption or call provisions which may be exercised at inopportune times; (iv) difficulty in accurately valuing or disposing of such securities; (v) federal legislation which could affect the market for such securities; and (vi) special adverse tax consequences associated with investments in certain high yield, high risk bonds structured as zero coupon or pay-in-kind securities.

High yield bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in lower return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market.

The market for high yield bonds is in some cases more thinly traded than the market for investment grade bonds, and recent market quotations may not be available for some of these bonds. Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales. As a result, the Fund may have greater difficulty valuing the high yield bonds in its portfolio accurately and disposing of these bonds at the time or price desired.

Ratings assigned by Moody’s and S&P to high yield bonds, like other bonds, attempt to evaluate the timeliness of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds. In addition, ratings may fail to reflect recent events in a timely manner and are subject to change. If a rating with respect to a portfolio security is changed, the Investment Adviser will determine whether the security will be retained based upon the factors the Investment Adviser considers in acquiring or holding other securities in the portfolio. Investment in high yield bonds may make achievement of the Fund’s investment objective more dependent on the Investment Adviser’s own credit analysis than is the case for higher rated bonds.

Market prices for high yield bonds tend to be more sensitive than those for higher rated securities due to many of the factors described above, including the creditworthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions. In addition, yields on such bonds will fluctuate over time. An economic downturn could severely disrupt the market for high yield bonds.

The risk of default in payment of principal and interest on high yield bonds is significantly greater than with higher rated debt securities because high yield bonds are generally unsecured and are often subordinated to other obligations of the issuer, and because the issuers of high yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates. Upon a default, bondholders may incur additional expenses in seeking recovery.

As a result of all these factors, the net asset value of the Fund to the extent it invests in high yield bonds, is expected to be more volatile than the net asset value of funds which invest solely in higher rated debt securities.

Options. The Fund may, from time to time, subject to guidelines of the Board of Directors (the “Board”) and the limitations set forth in the prospectus, purchase or sell (i.e., write) options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the OTC market, as a means of achieving additional return or of hedging the value of the Fund’s portfolio. The Fund may write covered call options on common stock that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of total assets or invest up to 10% of its total assets in the purchase of put options on common stocks that the Fund owns or may acquire through the conversion or exchange of other securities that it owns. The Fund may not write covered call options in an amount exceeding 25% of the value of its total assets. The Fund’s investment in OTC options is limited to 5% of its total asset.

6

A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

A call option is “covered” if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instruments held in its portfolio. A call option is also covered if the Fund holds a call on the same instrument as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government securities or other high-grade short-term obligations in a segregated account with its custodian. A put option is “covered” if the Fund maintains cash or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

Options on Securities Indices. The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund’s securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on

7

stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

The Fund’s successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

Options on Foreign Currencies. Instead of purchasing or selling currency futures (as described below), the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies or by writing put options or call options on currencies either on exchanges or in OTC markets. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both types of options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. The Fund’s use of options on currencies will be subject to the same limitations as its use of options on securities, described above and in the Prospectus. Currency options may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing the options.

As in the case of interest rate futures contracts and options thereon, described below, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such debt security is denominated, where the values of such different currencies (vis-à-vis the U.S. dollar) historically have a high degree of positive correlation.

Futures Contracts and Options on Futures. The Fund may enter into futures contracts or options on futures contracts. It is anticipated that these investments, if any, will be made by the Fund primarily for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities.

A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the “initial margin” and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

8

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the Investment Company Act of 1940 (the “1940 Act”), an amount of cash, U.S. Government Securities or other liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the Fund’s custodian to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash, U.S. Government Securities or other high grade debt securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund’s portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund’s portfolio securities. If interest rates increase, the value of the Fund’s portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund’s custodian, assets sufficient to cover the Fund’s obligations with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

9

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund’s portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund’s losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

Currency Futures and Options Thereon. Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to “lock in” the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to “lock in” the price in U.S. dollars of the securities it intends to acquire.

The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Investment Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund’s profits on its underlying securities transactions.

10

Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator “with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. Due to the recent amendments to Rule 4.5 under the CEA, certain trading restrictions are now applicable to the Fund.

These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging “transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, each Fund is limited in its ability to invest in commodity futures, options and certain types of swaps (including securities futures, broad-based stock index futures and financial futures contracts). As a result, in the future, each Fund will be more limited in its ability to use these instruments than in the past and these limitations may have a negative impact on the ability of the Adviser to manage each Fund, and on each Fund’s performance.

In addition, investment in future contracts and related options generally will be limited by the rating agency guidelines applicable to any of the Fund’s outstanding preferred shares.

Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against uncertainty in the level of future currency exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which its securities are or may be denominated. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. Forward currency contracts (i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. The Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. To assure that its forward currency contracts are not used to achieve investment leverage, the Fund will segregate liquid assets consisting of cash, U.S. Government Securities or other liquid securities with its custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding its commitment with respect to the contracts.

The dealings of the Fund in forward foreign exchange are limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of one forward foreign currency for another currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or its payment of distributions. Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in the foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of the currency relative to the U.S. dollar. In this situation, the Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which its portfolio securities are denominated (this practice being referred to as a “cross-hedge”).

11

In hedging a specific transaction, the Fund may enter into a forward contract with respect to either the currency in which the transaction is denominated or another currency deemed appropriate by the Investment Adviser. The amount the Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies.

The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract, and such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. The Fund will only enter into forward currency contracts with parties which it believes to be creditworthy institutions.

Under current interpretations of the SEC and its staff under the 1940 Act, the Fund must segregate with its custodian liquid assets, or engage in other SEC or staff approved measures, to “cover” open positions in certain types of derivative instruments. The purpose of these requirements is to prevent the Fund from incurring excessive leverage through such instruments. In the case of futures and forward contracts, for example, that are not required as a result of one or more contractual arrangements to settle for cash only in an amount equal to the change in value of the contract over its term but rather may settle through physical delivery or in the notional amount, the Fund must segregate liquid assets equal to such contract’s full notional value while its position is open. With respect to contracts that the Fund is contractionally obligated to settle for cash in an amount equal to the change in value of the contract, the Fund needs to segregate liquid assets only in an amount equal to the Fund’s unpaid mark to market obligation rather than the entire notional amount. This is because the Fund’s maximum potential obligation at that point in time is its net unpaid mark to market obligation rather than the full notional amount.

Securities of Investment Companies. To the extent permitted by law, the Fund may invest in investment company securities, including preferred shares and the common equity of such companies. Investments in the common equity of investment companies will cause the Fund to bear a ratable share of any such investment company’s expenses, including management fees. The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in any securities of another investment company. In these circumstances, holders of the Fund’s common shares will be subject to duplicative investment expenses.

Warrants and Rights. The Fund may invest without limit in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Investment Adviser for inclusion in the Fund’s portfolio.

Asset-Backed and Mortgage-Backed Securities. The Fund may invest in asset-backed and mortgage-backed securities. Mortgage-backed securities represents ownership of an undivided interest in a pool of mortgages. Aggregate principal and interest payments received from the pool are used to pay principal and interest on a mortgage-backed security. Asset-backed securities are similar to mortgage-backed securities except they represent ownership in a pool of notes or receivables on assets other than real estate, such as loans, leases, credit card receivables or royalties.

Loans of Portfolio Securities. Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times supported by cash or cash equivalents, which are maintained for the benefit of the Fund in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements.

12

A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities violate the terms of the loan or fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. The Board will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counter party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss. When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

Repurchase Agreements. The Fund may engage in repurchase agreements as set forth in the Prospectus. A repurchase agreement is an instrument under which the purchaser, i.e., the Fund, acquires a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities are ordinarily U.S. Treasury or other government obligations or high quality money market instruments. The Fund will require that the value of such underlying securities, together with any other collateral held by the Fund, always equals or exceeds the amount of the repurchase obligations of the counter party. The Fund’s risk is primarily that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller’s obligation are less than the repurchase price. If the seller becomes insolvent, the Fund might be delayed in or prevented from selling the collateral. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will experience a loss.

If the financial institution which is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss.

Additional Risks Relating to Derivative Investments

Special Risk Considerations Relating to Futures and Options Thereon. The Fund’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

13

Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Investment Adviser’s expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

Swaps. The Fund may enter into total rate of return, credit default or other types of swaps and related derivatives for the purpose of hedging and risk management. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value. The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period. These derivatives may be used as a risk management tool for a pool of financial assets, providing the Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a “Reference Asset”) without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, these derivatives may be used by the Fund to reduce exposure to an owned asset without selling it.

Because the Fund would not own the Reference Assets, the Fund may not have any voting rights with respect to the Reference Assets, and in such cases all decisions related to the obligors or issuers of the Reference Assets, including whether to exercise certain remedies, will be controlled by the swap counterparties.

Total rate of return swaps and similar derivatives are subject to many risks, including the possibility that the market will move in a manner or direction that would have resulted in gain for the Fund had the swap or other derivative not been utilized (in which case it would have been better had the Fund not engaged in the interest rate hedging transactions), the risk of imperfect correlation between the risk sought to be hedged and the derivative transactions utilized, the possible inability of the counterparty to fulfill its obligations under the swap and potential illiquidity of the hedging instrument utilized, which may make it difficult for the Fund to close out or unwind one or more hedging transactions.

14

Total rate of return swaps and related derivatives are a relatively recent development in the financial markets. Consequently, there are certain legal, tax and market uncertainties that present risks in entering into such arrangements. There is currently little or no case law or litigation characterizing total rate of return swaps or related derivatives, interpreting their provisions, or characterizing their tax treatment. In addition, additional regulations and laws may apply to these types of derivatives that have not previously been applied. There can be no assurance that future decisions construing similar provisions to those in any swap agreement or other related documents or additional regulations and laws will not have an adverse effect on the Fund that utilizes these instruments.

Risks of Currency Transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure and incurring transaction costs.

INVESTMENT RESTRICTIONS

The investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund and the vote of a majority of the preferred shares, voting as a single class, as defined in the 1940 Act. Such a majority is defined as the lesser of (i) 67% or more of the shares present at a meeting of stockholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund. The Fund may not:

•	purchase the securities of any one issuer, other than the United States government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations;

•	purchase or otherwise acquire real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein;

•	purchase or otherwise acquire or sell commodities or commodity contracts except that the Fund may purchase or sell financial futures contracts and related options thereon;

•	purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs;

•	purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, except that the Fund reserves the right to invest up to 5% of its total assets in not more than 3% of the securities of any one investment company including small business investment companies or invest up to 10% of its total assets in the securities of investment companies, nor make any such investments other than through purchases in the open market where to the best information of the Fund no commission or profit to a sponsor or dealer (other than the customary broker’s commission) results from such purchase;

•	borrow money, except to the extent permitted by applicable law;

•	issue senior securities except to the extent permitted by applicable law;

15

•	make loans of money or securities, except: (a) that the Fund may engage in repurchase agreements as set forth in the Prospectus and (b) the Fund may lend its portfolio securities consistent with applicable regulatory requirements and as set forth in the Prospectus;

•	make short sales of securities or maintain a short position, unless at all times when a short position is open, it either owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short;

•	engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security;

•	invest for the purpose of exercising control or management of any other issuer;

•	invest more than 25% of the value of its total assets in any one industry.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

16

MANAGEMENT OF THE FUND

Directors and Officers

Overall responsibility for management and supervision of the Fund rests with its Board. The Board approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, the Fund’s custodian and the Fund’s transfer agent. The day-to-day operations of the Fund are delegated to the Investment Adviser.

The names and business addresses of the Directors and principal officers of the Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the directors, their positions with certain other organizations and companies.

Name, Position(s) Address(l) and Age	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Directors During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Director
Interested Director/Nominee(4): Mario J. Gabelli Chairman and Chief Investment Officer Age: 71	Since 1989 **	Chairman, Chief Executive Officer, and Chief Investment Officer — Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer — Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group, Inc. (communications); Director of RLJ Acquisition, Inc. (blank check company) (2011-2012)	28

Independent Directors/Nominees(5): E. Val Cerutti Director Age: 74	Since 1989 ***	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)	7

Anthony J. Colavita(6)(8) Director Age: 78	Since 1989 *	President of the law firm of Anthony J. Colavita, P.C.	—	37

Dugald A. Fletcher Director Age: 84	Since 1989 ***	President of Fletcher & Company, Inc.	Director of Harris and Harris Group, Inc. (venture capital) (1996-2012)	2

Anthony R. Pustorino Director Age: 88	Since 1989 ***	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2004-2011)	13

Werner J. Roeder(6) Director Age: 73	Since 2001 **	Medical Director of Lawrence Hospital and practicing private physician	—	23

17

Name, Position(s) Address(l) and Age	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Directors During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Director

Anthonie C. van Ekris(8) Director Age: 79	Since 1992 *	Chairman and Chief Executive Officer of BALMAC International, Inc. (commodities and futures trading)	—	20

Salvatore J. Zizza(8) Director Age: 68	Since 1991 *	Chairman of Zizza & Associates Corp. (financial consulting); Chairman of Metropolitan Paper Recycling Inc. (recycling) (since 2005); Chairman of Harbor Diversified, Inc. (biotechnology) (since 1999); Chairman of BAM Inc. (semiconductor and aerospace manufacturing) (since 2000); Chairman of Bergan Cove Realty Inc. (since 2002)	Vice- Chairman and Director of Trans- Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceutical); Chairman, Chief Executive Officer, and Director of General Employment Enterprises (staffing services) (2009-2012); Chairman of Bion Environmental Technologies (technology)	31

Name, Position(s) Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years

Officers(7):
Bruce N. Alpert President Age: 62	Since 1988	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of the registered investment companies in the Gabelli/GAMCO Funds Complex. Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008 to 2010; President of Teton Advisors, Inc. 1998 to 2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer Age: 55	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

Andrea R. Mango Secretary Age: 41	Since 2013

Counsel of Gabelli Funds, LLC since August 2013; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company (May 2011 to March 2013); Vice President and Counsel of Deutsche Bank (2006 to 2011)

Richard Walz Chief Compliance Officer Age: 54	Since 2013

Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, LLC (from 2011 to 2013); Chief Compliance Officer at Cutwater Asset Management (2004 to 2011)

Laurissa M. Martire Vice President Age: 37	Since 2004	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Funds Complex; Assistant Vice President of GAMCO Investors, Inc. since 2003

18

*	Term continues until the Fund’s 2017 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	Term continues until the Fund’s 2016 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	Term continues until the Fund’s 2015 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

(1)	Address: One Corporate Center, Rye, NY 10580-1422.
(2)	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term.
(3)	The “Fund Complex” or the “Gabelli/GAMCO Funds Complex” includes all the registered funds that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.
(4)	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” of the Fund because of his affiliation with Fund’s Adviser and G.research, Inc., which executes portfolio transactions for the Fund, and as a controlling shareholder because of the level of his ownership of shares of Common Stock of the Fund.
(5)	Directors who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent” Directors. None of the Independent Directors (with the possible exception as described in footnote 8 below), nor their family members had any interest in the Investment Adviser or any person (other than the registered funds advised by the Investment Adviser and its affiliates) directly or indirectly controlling, controlled by, or under common control with the Investment Adviser as of December 31, 2013.
(6)	Director elected solely by holders of the Fund’s Preferred Stock.
(7)	Each officer shall be elected annually by the Board at its first meeting held after the annual meeting of stockholders, each to hold office until the next such Board meeting or until his or her successor is duly elected and qualifies or until the date he or she dies, resigns or is removed.
(8)	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of the GAMCO Mathers Fund and the Comstock Capital Value Fund, which are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, and GAMCO International SICAV and Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.
(9)	Set forth in the table below is the amount of interests beneficially owned by each Independent Trustee or his or her family member, as applicable, in a person that may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Investment Adviser.

Name of Independent Trustee(1)	Name of Owner and Relationships to Director	Company	Title of Class	Value of Interests		Percent of Class(2)
Anthony J. Colavita	Same	The LGL Group, Inc.	Common Stock	$7,217	(1)	*
Anthony J. Colavita	Same	The LGL Group, Inc.	Warrants	$534	(1)	*
Anthony J. Colavita	Family	Gabelli Associates Fund	Membership Interests	$820,732	(1)	*
Werner J. Roeder	Same	Gabelli Associates Fund II	Membership Interests	$515,407	(1)	*
Anthonie C. van Ekris	Same	LICT Corp.	Common Stock	$57,600	(1)	*
Anthonie C. van Ekris	Same	The LGL Group, Inc.	Common Stock	$8,376	(1)	*
Anthonie C. van Ekris	Same	The LGL Group, Inc.	Warrants	$640	(1)	*
Anthonie C. van Ekris	Same	CIBL, Inc.	Common Stock	$33,600	(1)	*
Anthonie C. van Ekris	Same	ICTC Group, Inc.	Common Stock	$40	(1)	*
Anthonie C. van Ekris	Same	Morgan Group Holdings, Inc.	Common Stock	$448	(1)	*
Anthonie C. van Ekris	Same	Gabelli Associates Limited II E	Membership Interests	$3,730	(1)	*
Salvatore J. Zizza	Same	Gabelli Associates Fund	Membership Interests	$2,719,200	(1)	1.5%
Salvatore J. Zizza	Same	Gabelli Performance Partnership L.P.	Limited Partner Interests	$292,921	(1)	*

(1)	This information has been furnished as of December 31, 2013.
(2)	An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.

The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes or skills common to all Directors are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Directors, the Adviser, the sub-administrator, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his/her duties effectively has been attained in large part through the Director’s business, consulting or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Fund Complex, public companies, or non-profit entities, or other organizations as set forth above and below. Each Director’s ability to perform his/her duties effectively also has been enhanced by education, professional training, and other experience.

Mario J. Gabelli. Mr. Gabelli is Chairman of the Board of Directors and Chief Investment Officer of the Fund. Mr. Gabelli is a member of the Fund’s ad hoc Pricing Committee (described below under “Directors — Leadership Structure and Oversight Responsibilities”). He also currently serves as Chairman of the boards of other funds in the Fund Complex. Mr. Gabelli is Chairman, Chief Executive Officer, and Chief Investment Officer-Value Portfolios of GAMCO Investors, Inc. (“GBL”), a NYSE listed asset manager and financial services company. He is also the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc., each of which are asset management subsidiaries of GBL. In addition, Mr. Gabelli is Chief Executive Officer and a director and the controlling shareholder of GGCP, Inc., an investment holding company that holds a majority interest in GBL. Mr. Gabelli also sits on the boards of other publicly traded companies and private firms and various charitable foundations and educational institutions, including the Board of Trustees of Boston College and Roger Williams University and Board of Overseers of Columbia University Graduate School of Business. Mr. Gabelli received his Bachelors degree from Fordham University, his Masters of Business Administration from Columbia University School of Business, and honorary Doctorates from Fordham University and Roger Williams University.

19

E. Val Cerutti. Mr. Cerutti is Chief Executive Officer of Cerutti Consultants, Inc. Mr. Cerutti is a member of the Fund’s ad hoc Proxy Voting Committee. He is a member of the board of other funds in the Fund Complex. He formerly served as Director of The LGL Group, Inc., a diversified manufacturing company. He was President and Chief Operating Officer of Stella D’oro Biscuit Co., and served on the board of advisers of the Hagan School of Business of Iona College. He has served as a consultant to several venture capital groups. Mr. Cerutti has a Bachelor of Science degree from Fordham University and a Masters degree in Business Administration from Iona College.

Anthony J. Colavita, Esq. Mr. Colavita is a practicing attorney with over fifty years of experience, including the field of business and financial law. He is the Chairman of the Fund’s Nominating Committee and a member of the Fund’s Audit Committee. Mr. Colavita also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority where his duties included reviewing financial documents of these agencies. He served for eleven years as the elected Supervisor of the Town of Eastchester, New York, responsible for ten annual municipal budgets of approximately eight million dollars each. Mr. Colavita also served as Special Counsel to the New York State Assembly for five years and as a Senior Attorney with the New York State Insurance Department. He is the former Chairman of the New York State Republican Party, the Westchester County Republican Party, and the Eastchester Republican Town Committee. Mr. Colavita received his Bachelor of Arts from Fairfield University and his Juris Doctor from Fordham University School of Law.

Dugald A. Fletcher. Mr. Fletcher is president of Fletcher & Company. Mr. Fletcher is a member of the Fund’s ad hoc Pricing Committee. He served as director of a venture capital firm. Additionally, he served as President and Director of Baker Weeks & Co., Inc., a NYSE Member Firm, Senior Vice President of Booz-Allen & Hamilton, Inc., a management consulting firm, President of Booz-Allen Acquisition Services, Director of Paine Webber, Inc., Executive Vice President of Paine, Webber, Jackson and Curtis, Inc. and Advisor to Gabelli/Rosenthal LP, a leveraged buyout fund. His industrial experience includes Chairman of Keller Industries, Inc., a building and consumer products company, Chairman of Binnings Building Products, Inc., and various positions with the United States Steel Corporation. Mr. Fletcher received his Bachelor of Arts from Harvard College, AB, and his Masters in Business Administration from Harvard Business School.

Anthony R. Pustorino. Mr. Pustorino is a Certified Public Accountant (“CPA”) and Professor Emeritus of Pace University, with over fifty years of experience in public accounting. Mr. Pustorino is the lead Independent Director and serves as Chairman of the Fund’s Audit and ad hoc Proxy Voting Committees and a member of both multi-fund ad hoc Compensation Committees. He has been designated the Fund’s Audit Committee Financial Expert. He also serves on comparable committees of other boards in the Fund Complex. Mr. Pustorino was a Director of The LGL Group, Inc., a diversified manufacturing company and Chair of its Audit Committee. He was previously the President and shareholder of a CPA firm and a Professor of accounting at both Fordham University and Pace University. He served as Chairman of the Board of Directors of the New York State Board of Public Accountancy and of the CPA Examination Review Board of the National Association of the State Board of Accountancy. Mr. Pustorino was Vice President and a member of the Executive Committee of the New York State Society of CPAs, and was the Chair or member of many of its technical committees. He was a member of the Council of the American Institute of CPAs. Mr. Pustorino is the recipient of numerous professional and teaching awards. He received a Bachelor of Science in Business from Fordham University and a Masters in Business Administration from New York University.

Werner J. Roeder. Dr. Roeder is Vice President of Medical Affairs/Medical Director of Lawrence Hospital Center in Bronxville, New York. He has been a practicing surgeon for over forty-five years. As Vice President of Medical Affairs at Lawrence Hospital, he is actively involved in personnel and financial matters concerning the hospital’s $140 million budget. He is a member of the Fund’s Nominating and ad hoc Proxy Voting Committees and is a member of both multi-fund ad hoc Compensation Committees and also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Dr. Roeder is board certified as a surgeon by The American Board of Surgery and presently serves in a consulting capacity to Empire Blue Cross/Blue Shield. He obtained his Doctor in Medicine from New York Medical College.

20

Anthonie C. van Ekris. Mr. van Ekris has been the Chairman and Chief Executive Officer of a global import/export company for nineteen years. Mr. van Ekris serves on the boards of other funds in the Fund Complex and is a member of the Proxy Voting Committee of some funds in the Fund Complex. He has over fifty-five years of experience as Chairman and/or Chief Executive Officer of public and private companies involved in the international trading or commodity trading, and served in both of these capacities for nearly twenty years for a large public jewelry chain. Mr. van Ekris is a former Director of an oil and gas operations company and served on the boards of a number of public companies, and for more than 10 years on the Advisory Board of the Salvation Army of Greater New York.

Salvatore J. Zizza. Mr. Zizza is the Chairman of a financial consulting firm. He also serves as Chairman to other companies involved in manufacturing, recycling, and real estate. Mr. Zizza is a member of the Fund’s Audit and Nominating Committees, is a member of the Fund’s ad hoc Pricing Committee, and is a member of both multi-fund ad hoc Compensation Committees. He serves on comparable or other board committees, including as lead independent director, with respect to other funds in the Fund Complex on whose boards he sits. Besides serving on the boards of many funds within the Fund Complex, he is currently a director of three other public companies and previously served on the boards of several other public companies. He also previously served as the Chief Executive of a large NYSE listed construction company. Mr. Zizza received his Bachelor of Arts and his Master of Business Administration in Finance from St. John’s University, which awarded him an Honorary Doctorate in Commercial Sciences.

Directors — Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Pustorino as the lead independent Director. The lead independent Director presides over executive sessions of the Directors and also serves between meetings of the Board as a liaison with service providers, officers, counsel, and other Directors on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the lead independent Director any obligations or standards greater than or different from other Directors. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has a Proxy Voting Committee that exercises beneficial ownership responsibilities on behalf of the Fund in selected situations. From time to time, the Board establishes additional committees or informal working groups, such as pricing committees related to securities offerings by the Fund, to address specific matters, or assigns one of its members to work with directors or trustees of other funds in the Gabelli/GAMCO Fund Complex on special committees or working groups that address complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to compensation of the Chief Compliance Officer for all the funds in the Fund Complex and a separate ad hoc multi-fund Compensation Committee relating to certain officers of the closed-end funds in the Fund Complex.

All of the Fund’s Directors other than Mr. Mario J. Gabelli are Independent Directors, and the Board believes they are able to provide effective oversight of the Fund’s service providers. In addition to providing feedback and direction during Board meetings, the Directors meet regularly in executive session and chair all committees of the Board.

The Fund’s operations entail a variety of risks, including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator, and the officers of the Fund are responsible for managing these risks on a day- to-day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. As part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks being undertaken by the Fund, and the Audit Committee discusses the Fund’s risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific

21

illiquid securities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes designed to provide visibility to the Board regarding the identification, assessment, and management of critical risks, and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes at its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight, and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning, and may make changes at its discretion at any time.

Board Committees

The Directors serving on the Fund’s Nominating Committee are Anthony J. Colavita (Chairman), Werner J. Roeder, and Salvatore J. Zizza. The Nominating Committee is responsible for identifying and recommending qualified candidates to the Board in the event that a position is vacated or created. In considering candidates submitted by stockholders, the Nominating Committee will take into consideration the needs of the Board, the qualifications of the candidate, and the interests of stockholders.

Anthony R. Pustorino (Chairman), Anthony J. Colavita, and Salvatore J. Zizza, who are not “interested persons” of the Fund as defined in the 1940 Act, serve on the Fund’s Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof and acting as a liaison between the Board and the Fund’s independent registered public accounting firm.

The Fund has a Proxy Voting Committee, which, if so determined by the Board, is authorized to exercise voting power and/or dispositive power over specific securities held in the Fund’s portfolio for such period as the Board may determine.

For the fiscal year ended December 31, 2013, the Board held one Nominating Committee meeting and two Audit Committee meetings. The Proxy Voting Committee did not meet during the fiscal year ended December 31, 2013.

The Fund does not have a standing compensation committee, but does have representatives on a multi-fund ad hoc Compensation Committee relating to compensation of the Chief Compliance Officer for the funds and certain officers of the closed-end funds in the Fund Complex.

Beneficial Ownership of Shares held in the Fund and the Family of Investment Companies for each Director

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Director and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Director.

Name of Director	Dollar Range of Equity Securities in the Fund*(1)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies in the Gabelli Fund Complex* (1)(2)
Interested Director:
Mario J. Gabelli	Over $100,000	Over $100,000
Independent Directors:
E. Val Cerutti**	Over $100,000	Over $100,000
Anthony J. Colavita	Over $100,000	Over $100,000
Dugald A. Fletcher	Over $100,000	Over $100,000
Anthony R. Pustorino	$10,001-$50,000	Over $100,000
Werner J. Roeder	Over $100,000	Over $100,000
Anthonie C. van Ekris	$1-$10,000	Over $100,000
Salvatore J. Zizza	$10,001-$50,000	Over $100,000

(1)	This information has been furnished by each Director as of December 31, 2013. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “1934 Act”).
(2)	The term “Family of Investment Companies” includes two or more registered funds that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. Currently the registered funds that comprise the “Fund Complex” are identical to those that comprise the “Family of Investment Companies.”

22

Remuneration of Directors and Officers

The Fund pays each Independent Director an annual retainer of $3,000 plus $750 for each Board meeting attended. Each Independent Director is reimbursed by the Fund for any out-of-pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the lead Independent Director receives an annual fee of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. The aggregate remuneration (excluding out-of-pocket expenses) paid by the Fund to such Directors during the fiscal year ended December 31, 2013 amounted to $52,500. During the fiscal year ended December 31, 2013, the Directors of the Fund met four times, all of which were regular quarterly Board meetings. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he is a member.

23

The following table shows the compensation that the Directors earned in their capacity as Directors during the year ended December 31, 2013. The table also shows, for the year ended December 31, 2013, the compensation Directors earned in their capacity as directors for other funds in the Gabelli Fund Complex.

COMPENSATION TABLE FOR THE FISCAL YEAR ENDED DECEMBER 31, 2013

Name of Person and Position	Aggregate Compensation From the Fund	Total Compensation from the Fund and Fund Complex Paid to Directors*
Interested Director:
Mario J. Gabelli Director and Chief Investment Officer	$0	$0	(0)
Independent Directors:
E. Val Cerutti Director	$6,000	$40,500	(7)
Anthony J. Colavita Director	$9,500	$399,500	(35)
Dugald A. Fletcher Director	$6,000	$23,000	(2)
Anthony R. Pustorino Director	$11,000	$204,500	(13)
Werner J. Roeder Director	$6,500	$188,500	(23)
Anthonie C. van Ekris Director	$6,000	$194,000	(20)
Salvatore J. Zizza Director	$7,500	$324,500	(29)

*	Represents the total compensation paid to such persons during the fiscal year ended December 31, 2013 by investment companies (including the Fund) or portfolios that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The number in parentheses represents the number of such investment companies and portfolios.

Indemnification of Officers and Directors; Limitations on Liability

Subject to limitations imposed by the 1940 Act, the Fund’s Charter limits the liability of the Fund’s Directors and officers to the Fund and its stockholders to the fullest extent permitted by Maryland law. Under Maryland law, Maryland corporations may limit their directors’ and officers’ liability for money damages to the corporation and stockholders except to the extent (i) that it is proved that a director or officer actually received an improper benefit or profit in money, property or services, in which case such director or officer may be liable for the amount of the benefit or profit actually received or (ii) that a judgment or other final adjudication adverse to a director or officer is entered in a proceeding based on a finding that such director’s or officer’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

The Charter also provides for the indemnification of, and expenses to be advanced on behalf of, Directors and officers, among others, to the fullest extent permitted by Maryland law, subject to the limitations imposed by the 1940 Act. Under Maryland law, corporations may indemnify present and past directors and officers, or officers of another corporation that serve at the request of the indemnifying corporation, against judgments, penalties, fines, settlements and reasonable expenses (including attorneys’ fees) actually incurred in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation in which such director or officer is

24

adjudicated liable to the corporation), in which they are made parties by reason of being or having been directors or officers, unless it is proved that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (ii) the director or officer actually received an improper personal benefit in money, property or services or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Maryland law also provides that, unless limited by the corporation’s charter, a corporation will indemnify present and past directors and officers who are successful, on the merits or otherwise, in the defense of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, against reasonable expenses (including attorneys’ fees) incurred in connection with such proceeding. The Fund’s Charter does not limit the extent of this indemnity.

Investment Advisory and Administrative Arrangements

The Investment Adviser is a New York limited liability company which serves as an investment adviser to 16 open-end and 10 closed-end registered management investment companies and a Luxembourg SICAV with combined aggregate net assets in excess of $25.9 billion as of December 31, 2013. The Investment Adviser is a registered adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a “controlling person” of the Investment Adviser on the basis of his controlling interest in GAMCO Investors, Inc. (“GBL”), the parent company of the Investment Adviser. The Investment Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management, Inc., a wholly owned subsidiary of GBL, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as sub-adviser to certain third party investment funds, which include registered investment companies, and had assets under management of approximately $20.3 billion as of December 31, 2013; Teton Advisors, Inc., an affiliate of the Investment Adviser with assets under management of approximately $2.0 billion as of December 31, 2013, acts as investment adviser to The TETON Westwood Funds and separately managed accounts. Gabelli Securities, Inc., a majority owned subsidiary of GBL, acts as investment adviser to certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $811 million as of December 31, 2013; and Gabelli Fixed Income LLC, an indirect wholly owned subsidiary of GBL, acts as investment adviser for separate accounts having assets under management of approximately $62 million as of December 31, 2013. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, Inc., the principal shareholder of Teton Advisors, Inc. as of December 31, 2013.

Affiliates of the Investment Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called “poison pill” or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Investment Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Investment Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Investment Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Investment Adviser or its affiliates have a substantial pecuniary interest. The Investment Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO Asset Management Inc. In addition, portfolio companies or their officers or directors may be minority shareholders of the Investment Adviser or its affiliates.

The Investment Adviser is a wholly-owned subsidiary of GAMCO Investors, Inc., a New York corporation, whose Class A Common Stock is traded on the New York Stock Exchange under the symbol “GBL.” Mr. Mario J. Gabelli may be deemed a “controlling person” of the Investment Adviser on the basis of his ownership of a majority of the stock and voting power of GGCP, Inc., which holds a majority of the capital stock and voting power of GAMCO Investors, Inc.

25

Under the terms of the Advisory Agreement, the Investment Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund’s Board. In addition, under the Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund’s business and affairs and provides, or arranges for others to provide, at the Investment Adviser’s expense, certain enumerated services, including maintaining the Fund’s books and records, preparing reports to the Fund’s shareholders and supervising the calculation of the net asset value of its shares. All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, will be an expense of the Fund under its Advisory Agreement.

The Advisory Agreement combines investment advisory and administrative responsibilities in one agreement. For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee, computed daily and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average daily net assets including the liquidation value of such preferred shares. Notwithstanding the foregoing, the Investment Adviser will waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate stated value of the applicable series of its currently outstanding preferred shares for any calendar year in which the net asset value total return of the Fund allocable to the common shares, including distributions and the advisory fee subject to potential waiver, is less than the stated annual dividend rate or corresponding swap rate of each particular series of currently outstanding preferred shares, prorated during the year such series is issued and the final year such series is outstanding. The Fund’s total return on the net asset value of the common shares is monitored on a monthly basis to assess whether the total return on the net asset value of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of currently outstanding preferred shares for the period. The test to confirm the accrual of the management fee on the assets attributable to each particular series of preferred shares is annual. The Fund will accrue for the management fee on these assets during the fiscal year if it appears probable that the Fund will incur the management fee on those additional assets.

The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name “Gabelli” is the Investment Adviser’s property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including “Gabelli.”

Pursuant to its terms, the Advisory Agreement will remain in effect with respect to the Fund from year to year if approved annually (i) by the Fund’s Board or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the directors who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreement was most recently approved by a majority of the Fund’s Board, including a majority of the Directors who are not interested persons as that term is defined in the 1940 Act, at an in person meeting of the Board held on May 15, 2013.

A discussion regarding the basis of the Board’s approval of the Advisory Agreement for the Fund is available in the semiannual report to shareholders for the six months ended June 30, 2013.

For each of the years ended December 31, 2011, December 31, 2012 and December 31, 2013, the Investment Advisor was paid $1,028,895, $1,011,514 and $1,089,838, respectively, for advisory and administrative services rendered to the Fund.

The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding shares.

26

Portfolio Manager Information

Other Accounts Managed

The information below lists the number of accounts for which each portfolio manager was primarily responsible for the day-to-day management as of the fiscal year ended December 31, 2013.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts where Advisory Fee Is Based on Performance	Total Assets in Accounts where Advisory Fee Is Based on Performance
1. Mario J. Gabelli	Registered Investment Companies:	26	$25.8 billion	7	$5.2 billion
	Other Pooled Investment Vehicles:	15	$555.2 million	13	$547.2 million
	Other Accounts:	1,694	$18.5 billion	21	$2.3 billion

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager for a fund also has day-to-day management responsibilities with respect to one or more other funds or accounts. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds or other accounts may devote unequal time and attention to the management of those funds or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds or other accounts, a fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among several of these funds or accounts.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other funds or accounts.

Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that they supervise. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that he or she manages. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Investment Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Investment Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other accounts. Because of Mr. Gabelli’s position with, and his indirect majority ownership interest in, an affiliated broker dealer, G.research, he may have an incentive to use G.research to execute portfolio transactions for the Fund even if using G.research is not in the best interest of the Fund.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds or accounts that he or she manages. If the structure of the Investment Adviser’s management fee or the portfolio manager’s compensation differs among funds or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain funds or accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he or she has an investment interest, or in which the Investment Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds or other accounts that could most significantly benefit the portfolio manager.

27

The Investment Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Investment Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Compensation Structure

The compensation of the portfolio managers is reviewed annually and structured to enable the Investment Adviser to attract and retain highly qualified professionals in a competitive environment.

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Investment Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to the Fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within the Fund Complex. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. Four closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Investment Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of the fee is based on a percentage of net revenues received by the Investment Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Investment Adviser’s parent company, GAMCO Investors, Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Mr. Gabelli receives no base salary, no annual bonus and no stock options.

Compensation for managing other accounts is based on a percentage of net revenues received by the Investment Adviser for managing the account. Compensation for managing the pooled investment vehicles and other accounts that have a performance-based fee will have two components. One component of the fee is based on a percentage of net revenues received by the Investment Adviser for managing the account or pooled investment vehicle. The second component of the fee is based on absolute performance from which a percentage of such fee is paid to the portfolio manager.

Ownership of Shares in the Fund

As of December 31, 2013, Mario J. Gabelli was deemed to beneficially own $9,160,364 of equity securities of the Fund, which is a reflection of 1,487,072 common shares multiplied by the December 31, 2013 closing price of $6.16.

AUCTIONS FOR AUCTION RATE PREFERRED SHARES

Summary of Auction Procedures

The following is a brief summary of the auction procedures for auction rate preferred shares. These auction procedures are complicated, and there are exceptions to these procedures. Many of the terms in this section have a special meaning. Accordingly, this description does not purport to be complete and is qualified, in its entirety, by reference to the Fund’s Governing Documents, including the provisions of the Articles Supplementary establishing any series of auction rate preferred shares.

28

The auctions determine the dividend rate for auction rate preferred shares, but each dividend rate will not be higher than the maximum rate. If you own auction rate preferred shares, you may instruct your broker-dealer to enter one of three kinds of orders in the auction with respect to your shares: sell, bid and hold.

•	If you enter a sell order, you indicate that you want to sell auction rate preferred shares at their liquidation preference per share, no matter what the next dividend period’s rate will be.

•	If you enter a bid (or “hold at a rate”) order, which must specify a dividend rate, you indicate that you want to sell auction rate preferred shares only if the next dividend period’s rate is less than the rate you specify.

•	If you enter a hold order you indicate that you want to continue to own auction rate preferred shares, no matter what the next dividend period’s rate will be.

You may enter different types of orders for different portions of your auction rate preferred shares. You may also enter an order to buy additional auction rate preferred shares. All orders must be for whole shares. All orders you submit are irrevocable. There is a fixed number of auction rate preferred shares, and the dividend rate likely will vary from auction to auction depending on the number of bidders, the number of shares the bidders seek to buy, the rating of the auction rate preferred shares and general economic conditions including current interest rates. If you own auction rate preferred shares and submit a bid for them higher than the then-maximum rate, your bid will be treated as a sell order. If you do not enter an order, the broker-dealer will assume that you want to continue to hold auction rate preferred shares, but if you fail to submit an order and the dividend period is longer than 28 days, the broker-dealer will treat your failure to submit a bid as a sell order.

If you do not then own auction rate preferred shares, or want to buy more shares, you may instruct a broker-dealer to enter a bid order to buy shares in an auction at the liquidation preference per share at or above the dividend rate you specify. If your bid for shares you do not own specifies a rate higher than the then-maximum rate, your bid will not be considered.

Broker-dealers will submit orders from existing and potential holders of auction rate preferred shares to the auction agent. Neither the Fund nor the auction agent will be responsible for a broker-dealer’s failure to submit orders from existing or potential holders of auction rate preferred shares. A broker-dealer’s failure to submit orders for auction rate preferred shares held by it or its customers will be treated in the same manner as a holder’s failure to submit an order to the broker-dealer. A broker-dealer may submit orders to the auction agent for its own account. The Fund may not submit an order in any auction.

The auction agent after each auction for the auction rate preferred shares will pay to each broker-dealer, from funds provided by the Fund, a service charge equal to, in the case shares of any auction immediately preceding a dividend period of less than 365 days, the product of (i) a fraction, the numerator of which is the number of days in such dividend period and the denominator of which is 365, times (ii)  1⁄4 of 1%, times (iii) the liquidation preference per share, times (iv) the aggregate number of auction rate preferred shares placed by such broker-dealer at such auction or, in the case of any auction immediately preceding a dividend period of one year or longer, a percentage of the purchase price of the auction rate preferred shares placed by the broker-dealer at the auction agreed to by the Fund and the broker-dealers.

If the number of auction rate preferred shares subject to bid orders by potential holders with a dividend rate equal to or lower than the then-maximum rate is at least equal to the number of auction rate preferred shares subject to sell orders, then the dividend rate for the next dividend period will be the lowest rate submitted which, taking into account that rate and all lower rates submitted in order from existing and potential holders, would result in existing and potential holders owning all the auction rate preferred shares available for purchase in the auction.

If the number of auction rate preferred shares subject to bid orders by potential holders with a dividend rate equal to or lower than the then-maximum rate is less than the number of auction rate preferred shares subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate. In that event, existing holders that have submitted sell orders (or are treated as having submitted sell orders) may not be able to sell any or all of the auction rate preferred shares offered for sale.

29

If broker-dealers submit or are deemed to submit hold orders for all outstanding auction rate preferred shares, the auction is considered an “all hold” auction and the dividend rate for the next dividend period will be the “all hold rate,” which is 80% of the “AA” Financial Composite Commercial Paper Rate, as determined in accordance with procedures set forth in the Articles Supplementary establishing the auction rate preferred shares.

The auction procedures include a pro rata allocation of auction rate preferred shares for purchase and sale. This allocation process may result in an existing holder continuing to hold or selling, or a potential holder buying, fewer shares than the number of shares of auction rate preferred shares in its order. If this happens, broker-dealers will be required to make appropriate pro rata allocations among their respective customers.

Settlement of purchases and sales will be made on the next business day (which also is a dividend payment date) after the auction date through DTC. Purchasers will pay for their auction rate preferred shares through broker-dealers in same-day funds to DTC against delivery to the broker-dealers. DTC will make payment to the sellers’ broker-dealers in accordance with its normal procedures, which require broker-dealers to make payment against delivery in same-day funds. As used in this prospectus, a business day is a day on which the NYSE is open for trading, and which is not a Saturday, Sunday or any other day on which banks in New York City are authorized or obligated by law to close.

The first auction for a series of auction rate preferred shares will be held on the date specified in the Prospectus Supplement for such series, which will be the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special dividend periods, auctions for such series auction rate preferred shares normally will be held within the frequency specified in the Prospectus Supplement for such series, and each subsequent dividend period for such series auction rate preferred shares normally will begin on the following day.

If an auction is not held because an unforeseen event or unforeseen events cause a day that otherwise would have been an auction date not to be a business day, then the length of the then-current dividend period will be extended by seven days (or a multiple thereof if necessary because of such unforeseen event or events), the applicable rate for such period will be the applicable rate for the then-current dividend period so extended and the dividend payment date for such dividend period will be the first business day immediately succeeding the end of such period.

The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding shares of auction rate preferred shares and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction.

Current Holder A	Owns 500 shares, wants to sell all 500 shares if auction rate is less than 5.1%	Bid order at 5.1% rate for all 500 shares

Current Holder B	Owns 300 shares, wants to hold	Hold order will take the auction rate

Current Holder C	Owns 200 shares, wants to sell all 200 shares if auction rate is less than 4.9%	Bid order at 4.9% rate for all 200 shares

Potential Holder D	Wants to buy 200 shares	Places order to buy at or above 5.0%

Potential Holder E	Wants to buy 300 shares	Places order to buy at or above 4.99%

Potential Holder F	Wants to buy 200 shares	Places order to buy at or above 5.1%

30

The lowest dividend rate that will result in all 1,000 auction rate preferred shares continuing to be held is 5.0% (the offer by D). Therefore, the dividend rate will be 5.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A’s dividend rate bid was higher than the dividend rate: Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

Secondary Market Trading and Transfer of Auction Rate Preferred Shares

The underwriters will not be required to make a market in the auction rate preferred shares. The broker-dealers (including the underwriters) may maintain a secondary trading market for outside of auctions, but they are not required to do so. There can be no assurance that a secondary trading market for the auction rate preferred shares will develop or, if it does develop, that it will provide owners with liquidity of investment. The auction rate preferred shares will not be registered on any stock exchange. Investors who purchase auction rate preferred shares in an auction for a special dividend period should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

You may sell, transfer, or otherwise dispose of the auction rate preferred shares only in whole shares and only pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures, to the Fund or its affiliates or to or through a broker-dealer that has been selected by the Fund or to such other persons as may be permitted by the Fund. However, if you hold your auction rate preferred shares in the name of a broker-dealer, a sale or transfer of your auction rate preferred shares to that broker dealer, or to another customer of that broker-dealer, will not be considered a sale or transfer for purposes of the foregoing if the shares remain in the name of the broker-dealer immediately after your transaction. In addition, in the case of all transfers other than through an auction, the broker-dealer (or other person, if the Fund permits) receiving the transfer must advise the auction agent of the transfer.

Due to market turmoil in recent years, most auction rate preferred shares have been unable to hold successful auctions and holders of such shares have suffered reduced liquidity. A failed auction results when there are not enough bidders in the auction at rates below the maximum rate as prescribed by the terms of the auction-rate preferred shares. These failed auctions have been an industry wide problem and may continue to occur in the future. Any current or potential holder of auction-rate preferred shares faces the risk that auctions will continue to fail, or will fail again at some point in the future, and that he or she may not be able to sell his or her shares through the auction process.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board, the Investment Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. However, G.research may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules thereunder, and other regulatory requirements, the Fund’s Board have determined that portfolio transactions may be executed through G.research and its broker-dealer affiliates if, in the judgment of the Investment Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, those broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. For the fiscal years ended December 31, 2011, December 31, 2012, and December 31, 2013, the Fund paid a total of $40,105, $28,540,

31

and $42,481, respectively, in brokerage commissions, of which G.research and its affiliates received $19,705, $15,825, and $15,518, respectively. For 2013, the amount paid to G.research and its broker-dealer affiliates represented 36.5% of the number of aggregate brokerage commissions paid by the Fund, and 37.9% of the aggregate dollar amount of transactions involving the payment of commissions. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information, or other services (e.g., wire services) to the Investment Adviser or its affiliates may receive orders for transactions by the Fund. The term “research, market and statistical information” includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Adviser in connection with the Fund. Conversely, such information provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.

Although investment decisions for the Fund are made independently from those for the other accounts managed by the Investment Adviser and its affiliates, investments of the kind made by the Fund may also be made for those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

PORTFOLIO TURNOVER

Portfolio turnover rate is calculated by dividing the lesser of an investment company’s annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its shareholders. A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders sooner than would otherwise be the case. For the fiscal years ended December 31, 2011, 2012 and 2013, the portfolio turnover rate of the Fund was 41%, 18% and 35%, respectively.

TAXATION

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders and noteholders (as the case may be). Except as expressly provided otherwise, this discussion assumes you are a U.S. person (as defined for U.S. federal income tax purposes) and that you hold your shares or notes as capital assets (generally, for investment). No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders and noteholders (including shareholders and noteholders subject to special tax rules and shareholders owning a large position in the Fund), and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to

32

U.S. federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or become subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below.

Taxation of the Fund

The Fund has elected to be treated and has qualified, and intends to continue to qualify, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Fund must, among other things,

(i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and

(ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, provided that it distributes at least 90% of the sum of the Fund’s (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) its net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year), and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s ordinary income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

33

A distribution will be treated as paid during the calendar year if it is declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received by the Fund’s shareholders on December 31 of the year the distributions are declared, rather than when the distributions are actually received.

If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed on all of its taxable income in the same manner as an ordinary corporation and distributions to the Fund’s shareholders would not be deductible by the Fund in computing its taxable income. Such distributions would be taxable to the shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits. Provided that certain holding period and other requirements are met, such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to its shareholders its earnings and profits attributable to non-RIC years. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, then the Fund would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

Gain or loss on the sale of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Foreign currency gain or loss on non-U.S. dollar-denominated securities and on any non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income and loss.

The premium received by the Fund for writing a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

34

The Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to the Fund to mitigate the effect of the PFIC rules, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under “Taxation of Shareholders.”

The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities (“high yield securities”). A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.

As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income, income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level U.S. federal income tax on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its shareholders.

If the Fund does not meet the asset coverage requirements of the 1940 Act and the Statements of Preferences, the Fund will be required to suspend distributions to the holders of the common shares until the asset coverage is restored. Such a suspension of distributions might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level U.S. federal income taxation on all of its income, or might prevent the Fund from distributing enough income and capital gain net income to avoid imposition of the excise tax.

Foreign Taxes

Since the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Fund intends to invest less than 50% of its total assets in foreign securities. As long as the Fund continues to invest less than 50% of its assets in foreign securities, it will not be eligible to elect to “pass-through” to shareholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

Taxation of Shareholders

The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss). If any such gain is retained, the Fund will be subject to regular corporate income tax on the retained amount. In that event, the Fund expects to designate

35

the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by the excess of the amount described in clause (i) over the amount described in clause (ii).

Distributions paid by the Fund from its investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. Such distributions, if properly reported by the Fund, may, however, qualify (provided holding period and other requirements are met by the Fund and its shareholders) (i) for the dividends received deduction available to corporations, but only to the extent that the Fund’s income consists of dividend income from U.S. corporations and (ii) as qualified dividend income eligible for the reduced maximum federal tax rate to individuals to the extent that the Fund receives qualified dividend income. There can be no assurances as to what portion of the Fund’s distributions will qualify for favorable treatment as qualified dividends or will be elgibile for the dividends received deduction. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or whose shares with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC. If the Fund engages in certain securities lending transactions, the amount received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. Distributions of net capital gain reported as capital gain distributions, if any, are taxable to shareholders at rates applicable to long-term capital gain, whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund’s shares. Capital gain distributions are not eligible for the dividends received deduction. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset).

The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction (“DRD”) and qualified dividend income) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the DRD and dividends that constitute qualified dividend income, if any, between its common shares and preferred shares in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund’s current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the common shares and Preferred Shares. Since the Fund’s current and accumulated earnings and profits will first be used to pay dividends on its preferred shares, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of common shares.

Shareholders may be entitled to offset their capital gain distributions (but not distributions eligible for qualified dividend income treatment) with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisers.

36

The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to the record date of a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

Upon a sale, exchange or other disposition of shares, a shareholder will generally realize a taxable gain or loss equal to the difference between the amount of cash and the fair market value of other property received and the shareholder’s adjusted tax basis in the shares. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced by substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain distributions received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares.

Certain U.S. holders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on dividend and other investment income, including dividends received from the Fund and capital gains from the sale or other disposition of the Fund’s stock.

Ordinary income distributions, capital gain distributions and gain on the sale of Fund shares also may be subject to state, local, and foreign taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

A shareholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally will be subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends. Assuming applicable disclosure and certification requirements are met, U.S. federal withholding tax will generally not apply to any gain or income realized by a foreign investor in respect of any distributions of net capital gain (including net capital gain retained by the fund but deemed distributed to shareholders) or upon the sale or other disposition of shares of the Fund. Different tax consequences may result (i) if the foreign investor is engaged in a trade or business in the United States, or (ii) in the case of an individual, if the foreign investor is present in the United States for 183 days or more during a taxable year and certain other conditions are met, or (iii) for distributions received after June 30, 2014, or sale proceeds received after December 31, 2016, if the holder is a foreign entity that fails to satisfy applicable disclosure and certification requirements regarding its owners and account holders.

In addition, for taxable years of the Fund beginning before January 1, 2014 (and if extended as has happened in the past, for taxable years covered by such extension), properly reported ordinary income dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). There can be no assurance as to whether this provision will be extended. In addition, even if this provision were extended, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund’s distributions would qualify for favorable treatment as qualified net interest income or qualified short-term capital gains if this provision were extended.

Foreign investors should consult their tax advisers regarding the tax consequences of investing in the Fund’s shares.

37

The Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Taxation of Noteholders

This discussion assumes that the notes will not be issued with original issue discount for U.S. federal income tax purposes. Accordingly, noteholders will be required to include payments of interest on the notes in their gross income in accordance with their method of accounting for U.S. federal income tax purposes.

Any gain from the disposition of the notes will be generally treated as capital gain for noteholders who hold the notes as capital assets and as long-term capital gain if the notes have been held for more than one year as of the date of disposition. However, a portion of such gain may be required to be treated as ordinary income under special rules of the Code governing the treatment of market discount. A noteholder who acquires a note at a market discount (i.e., at a price less than the principal amount of the notes, subject to a de minimis exception), such as a subsequent purchaser of the notes, will be required to treat as ordinary income a portion of any gain realized upon a disposition of the note equal to the amount of market discount deemed to have been accrued as of the date of disposition unless an election is made to include such discount in income on a current basis. A noteholder who acquires a note at a market discount and does not elect to include such discount in income on a current basis will be required to defer deduction of a portion of interest paid or accrued on debt incurred or continue to purchase or carry the note until the noteholder disposes of the note. These rules may have an effect on the price that can be obtained upon the sale of a note. Amounts received upon a sale or redemption of the notes will be subject to tax as ordinary income to the extent of any accrued and unpaid interest not previously included in income as of the date of the sale or redemption.

The Fund is required in certain circumstances to backup withhold on interest distributions paid to non-corporate holders of the Fund’s notes who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

If you are a foreign investor, the payment of interest on the notes generally will be considered “portfolio interest” and thus generally will be exempt from U.S. withholding tax and U.S. federal income tax. This exemption will apply to you provided that (1) interest paid on the notes is not effectively connected with your conduct of a trade or business in the United States, (2) you are not a bank whose receipt of interest on the notes is described in Section 881(c)(3)(A) of the Code, (3) you do not actually or constructively own 10 percent or more of the combined voting power of all classes of the Fund’s stock entitled to vote, (4) you are not a controlled foreign corporation that is related, directly or indirectly, to the Fund through stock ownership, and (5) you satisfy the certification requirements described below.

To satisfy the certification requirements, either (1) the holder of any notes must certify, under penalties of perjury, that such holder is a non-U.S. person and must provide such owner’s name, address and taxpayer identification number, if any, on IRS Form W-8BEN, or (2) a securities clearing organization, bank or other financial institution that holds customer securities in the ordinary course of its trade or business and holds the notes on behalf of the holder thereof must certify, under penalties of perjury, that it has received a valid and properly executed IRS Form W-8BEN from the beneficial holder and comply with certain other requirements. Special certification rules apply for notes held by a foreign partnership and other intermediaries.

Interest on notes received by a foreign investor that is not excluded from U.S. federal withholding tax under the portfolio interest exemption as described above generally will be subject to 30% U.S. withholding tax, unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law.

38

In order to obtain such a reduced rate of withholding, a foreign investor will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty.

Any capital gain that a foreign investor realizes on a sale, exchange or other disposition of notes generally will be exempt from United States federal income tax, including withholding tax.

Different tax consequences may result (i) if the foreign investor is engaged in a trade or business in the United States, (ii) in the case of an individual, if the foreign investor is present in the United States for 183 days or more during a taxable year and certain other conditions are met, or (iii) in the case of notes issued after July 1, 2014 for interest payments on such notes, (or sale proceeds received after December 31, 2016, with respect of such notes) if the holder is a foreign entity that fails to satisfy applicable disclosure and certification requirements regarding its owners and account holders.

Taxation of Subscription Rights

As described more fully below, the distribution of subscription rights may be a taxable or non-taxable distribution. Subject to certain exceptions (which may apply), distributions of subscription rights to common shareholders are generally non-taxable distributions and distributions of subscription rights to preferred shareholders (subject to certain exceptions not applicable to the Fund) are generally taxable distributions.

Holders of Common Shares

The U.S. federal income tax consequences to a holder of common shares on the receipt of subscription rights should, as a general matter, be as follows:

If the subscription rights are offered to common shareholders, the value of a subscription right will not be includible in the income of such shareholders at the time the subscription right is issued.

The basis of a subscription right issued to common shareholders will be zero, and the basis of the share with respect to which the subscription right was issued (the old share) will remain unchanged, unless either (a) the fair market value of the subscription right on the date of distribution is at least 15% of the fair market value of the old share, or (b) such shareholder affirmatively elects (in the manner set out in Treasury regulations under the Code) to allocate to the subscription right a portion of the basis of the old share. If either (a) or (b) applies, a common shareholder must allocate basis between the old share and the subscription right in proportion to their fair market values on the date of distribution.

The basis of a subscription right purchased in the market will generally be its purchase price.

The holding period of a subscription right issued to a common shareholder will include the holding period of the old share.

No loss will be recognized by a common shareholder if a subscription right distributed to such shareholder expires unexercised because the basis of the old share may be allocated to a subscription right only if the subscription right is sold or exercised. If a subscription right that has been purchased in the market expires unexercised, there will be a recognized loss equal to the basis of the subscription right.

Any gain or loss on the sale of a subscription right will be a capital gain or loss if the subscription right is held as a capital asset (which in the case of subscription rights issued to shareholders will depend on whether the old share is held as a capital asset), and will be a long-term capital gain or loss if the holding period is deemed to exceed one year. Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which $3,000 of capital losses may be offset against ordinary income).

No gain or loss will be recognized by a common shareholder upon the exercise of a subscription right, and the basis of any share acquired upon exercise (the new share) will equal the sum of the basis, if any, of the subscription right and the subscription paid for the new share. The holding period for the new share will begin on the date when the subscription right is exercised.

Holders of Preferred Shares

The U.S. federal income tax consequences to a holder of preferred shares on the receipt of subscription rights should, as a general matter, be as follows:

As more fully described below, if the subscription rights are offered to preferred shareholders, upon receipt of a subscription right, a preferred shareholder generally will be treated as receiving a taxable distribution in an amount equal to the fair market value of the subscription right the preferred shareholder receives.

39

To the extent that the distribution is made out of the Fund’s earnings and profits, the subscription right will be a taxable dividend to the preferred shareholder. If the amount of the distribution received by the preferred shareholder exceeds such shareholder’s proportionate share of the Fund’s earnings and profits, the excess will reduce the preferred shareholder’s tax basis in the preferred shares with respect to which the subscription right was issued (the old share). To the extent that the excess is greater than the preferred shareholder’s tax basis in the old shares, such excess will be treated as gain from the sale of the old shares. If the preferred shareholder held the old shares for more than one year, such gain will be treated as long-term capital gain.

A preferred shareholder’s tax basis in the subscription rights received will equal the fair market value of the subscription rights on the date of the distribution.

A preferred shareholder who allows the subscription rights received to expire generally will recognize a short-term capital loss. Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which $3,000 of capital losses may be offset against ordinary income).

A preferred shareholder who sells the subscription rights will recognize a gain or loss equal to the difference between the amount realized on the sale and the preferred shareholder’s tax basis in the subscription rights as described above.

A preferred shareholder will not recognize any gain or loss upon the exercise of the subscription rights received in the rights offering. The tax basis of the shares acquired through exercise of the subscription rights (the new shares) will equal the sum of the subscription price for the new shares and the preferred shareholder’s tax basis in the subscription rights as described above. The holding period for the new shares acquired through exercise of the subscription rights will begin on the day following the date on which the subscription rights are exercised.

The foregoing is a general and abbreviated summary of certain applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in our shares or notes should consult their own tax advisers regarding the purchase, ownership and disposition of our shares or notes.

NET ASSET VALUE

Portfolio Valuation. The net asset value of the Fund’s common shares will be computed based on the market value of the assets it holds and will generally be determined daily as of the close of regular trading on the NYSE.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board of Directors determines such does not reflect fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

40

The Funds obtain valuations on the basis of prices provided by a pricing service approved by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Trust’s Board of Directors.

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Funds determine their net asset value would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on a Fund’s net asset value per share, such Fund may fair value such portfolio securities based on available market information as of the time each Fund determines its net asset value.

BENEFICIAL OWNERS

As of December 31, 2013, Mario J. Gabelli and his affiliates* were known to the Fund to own 10.8% of the Fund’s outstanding common shares of the Fund.

As of December 31, 2013, there were no persons known to the Fund to be beneficial owners of more than 5% of the Fund’s outstanding preferred shares.

As of December 31, 2013, the Directors and officers of the Fund as a group beneficially owned approximately 12.0% of the Fund’s outstanding common shares and 1.2% of the Fund’s outstanding preferred shares.

*	Mr. Gabelli and his affiliates owned 10.8% of the outstanding common shares of the Fund as of December 31, 2013. This amount includes 374,041 shares owned directly by Mr. Gabelli, 10,000 shares owned by a family partnership for which Mr. Gabelli serves as general partner, and 1,103, 031 shares owned by GAMCO Investors, Inc. or its affiliates.

GENERAL INFORMATION

Book-Entry-Only Issuance

DTC will act as securities depository for the securities offered pursuant to the Prospectus. The information in this section concerning DTC and DTC’s book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants deposit with DTC. DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants’ accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

41

Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC’s records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants’ records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, and periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to this Prospectus; DTC’s records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Payments on the securities will be made to DTC. DTC’s practice is to credit direct participants’ accounts on the relevant payment date in accordance with their respective holdings shown on DTC’s records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of distributions to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

Proxy Voting Procedures

The Fund has adopted the proxy voting procedures of the Investment adviser and has directed the Investment Adviser to vote all proxies relating to the Fund’s voting securities in accordance with such procedures. The proxy voting procedures are attached hereto as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (i) without charge, upon request, by calling 800-422-3554, or on the Registrant’s website at http://www.gabelli.com, and (ii) on the SEC’s website at http://www.sec.gov.

Code of Ethics

The Fund and the Investment Adviser have adopted a code of ethics (the “Code of Ethics”) under Rule 17j-1 under the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operations of the Reference Room may be obtained by calling the SEC at 202-551-8090. The Code of Ethics is also available on the EDGAR database on the SEC’s Internet web site at http://www.sec.gov. Copies of the Code of Ethics may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-0102.

42

Joint Code of Conduct for Chief Executive and Senior Financial Officers

The Fund and the Investment Adviser have adopted a code of conduct for the principal executive and financial officers. This code of conduct sets forth policies to guide the principal executive and financial officers in the performance of their duties. The code of conduct is on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-551-8090. The code of conduct is also available on the EDGAR Database on the SEC’s Internet web site at http://www.sec.gov, and copies of the code of conduct may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-0102.

FINANCIAL STATEMENTS

The audited financial statements included in the Annual Report to the Fund’s Shareholders for the year ended December 31, 2013, together with the report of [            ] thereon, are incorporated herein by reference from the Fund’s annual report. All other portions of the annual report are not incorporated herein by reference and are not part of the Registration Statement. A copy of the annual report may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or by calling the Fund toll-free at 800-GABELLI (422-3554).

43

APPENDIX A

GAMCO INVESTORS, INC. and AFFILIATES

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I. Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of G.research, Inc. (formerly Gabelli & Company, Inc.), will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of G.research, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A. Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of G.research, Inc., the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B. Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by G.research, Inc. analysts. The Chief Investment Officer or the G.research, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II. Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III. Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

•	Operations

•	Proxy Department

•	Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV. Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

V. Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov. Question should we post the proxy voting records for the funds on the website.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI. Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•	Shareholder Vote Instruction Forms (“VIFs”) — Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system.

Proxy Edge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How the Adviser voted for the client on item

4. VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5. If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.

•	In some circumstances VIFs can be faxed to Broadridge up until the time of the meeting.

6. In the case of a proxy contest, records are maintained for each opposing entity.

7. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Gabelli Funds, LLC] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Exhibit A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

•	Paying greenmail

•	Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications

•	Nominating committee in place

•	Number of outside directors on the board

•	Attendance at meetings

•	Overall performance

Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

•	Stock split

•	Stock option or other executive compensation plan

•	Finance growth of company/strengthen balance sheet

•	Aid in restructuring

•	Improve credit rating

•	Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans

•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board

Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation

•	Management history of responsiveness to shareholders

•	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%.

•	Kind of stock to be awarded, to whom, when and how much.

•	Method of payment.

•	Amount of stock already authorized but not yet issued under existing stock plans.

•	The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

Say on Pay and Say When on Pay

We will generally abstain from advisory votes on executive compensation (Say on Pay) and will also abstain from votes on the frequency of voting on executive compensation (Say When on Pay). In those instances when we believe that it is in our clients’ best interest, we may cast a vote for or against executive compensation and/or the frequency of votes on executive compensation.

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1. Financial Statements

Part A

None

Part B

Statement of Assets and Liabilities as of December 31, 2013

Statement of Operations for the Year Ended December 31, 2013

Statement of Changes in Net Assets for the Year Ended December 31, 2013

Report of Independent Registered Public Accounting Firm

2. Exhibits

(a)	(i)	Articles of Amendment and Restatement of Registrant (3)

(ii)	Articles Supplementary for the 6.00% Series B Cumulative Preferred Stock (2)

(iii)	Articles Supplementary for the Series [ ] Preferred Stock (1)

(iv)	Articles Supplementary for election to be subject to Section 3 – 804 (c) of the Maryland General Corporation Law (10)

(b) Amended and Restated By-Laws of Registrant (10)

(c)	Not applicable

(d)	(i)	Form of Specimen Common Stock Certificate (3)

(ii)	Form of Specimen Share Certificate for the 6.00% Series B Cumulative Preferred Stock (2)

(iii)	Form of Specimen Share Certificate for the [ ]% Series Cumulative Preferred Shares (8)

(iv)	Form of Specimen Share Certificate for the Series [ ] Auction Rate Preferred Shares (8)

(v)	Form of Subscription Certificate for Common Shares (1)

(vi)	Form of Subscription Certificate for [ ]% Series Cumulative Preferred Shares (1)

(vii)	Form of Indenture (8)

(viii)	Form T-1 Statement of Eligibility of Trustee with respect to the Form of Indenture (1)

(e)	Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan of Registrant (9)

(f)	Not applicable

(g)	Investment Advisory Agreement between Registrant and Gabelli Funds, LLC (5)

(h)	Form of Underwriting Agreement (1)

(i)	Not applicable

(j)	Custodian Contract between the Registrant and State Street Bank and Trust Company (5)

(k)	(i)	Registrar, Transfer Agency and Service Agreement (4)

(ii)	Form of Rights Agent Agreement (1)

(iii)	Form of DTC Agreement (2)

(l)	Opinion and Consent of Venable LLP (1)

(m)	Not applicable

(n)	(i)	Consent of Independent Registered Public Accounting Firm (1)

(ii)	Power of Attorney *

(o)	Not applicable

(p)	Not applicable

(q)	Not applicable

(r)	(i)	Codes of Ethics of the Registrant and the Investment Adviser *

(ii)	Joint Code of Ethics of the Investment Adviser and of the Registrant for Chief Executive and Senior Financial Officers of the Gabelli Funds (7)

*	Filed herewith
(1)	To be filed by Amendment.
(2)	Incorporated by reference to the Registrant’s Pre-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2, File Nos. 333-102494 and 811-05715, as filed with the Securities and Exchange Commission on March 13, 2003.
(3)	Incorporated by reference to the Registrant’s Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2, File Nos. 333-26644 and 811-05715, as filed with the Securities and Exchange Commission on March 31, 1995.
(4)	Incorporated by reference to the Registrant’s Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-26644 and 811-05715, as filed with the Securities and Exchange Commission on November 12, 2002.
(5)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2, File Nos. 333-24541 and 811-05715, as filed with the Securities and Exchange Commission on May 9, 1997
(6)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2, File Nos. 333-149938 and 811-05715, as filed with the Securities and Exchange Commission on March 28, 2008.
(7)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2/A, File Nos. 333-149938 and 811-05715, as filed with the Securities and Exchange Commission on June 9, 2008.
(8)	Incorporated by reference to the Registrant’s Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2, File Nos. 333-174924 and 811-05715, as filed with the Securities and Exchange Commission on July 22, 2011.
(9)	Included in Prospectus
(10)	Incorporated by reference to the Registrant’s Form 8-K, File No. 811-05715, as filed with the Securities and Exchange Commission on December 9, 2010.

Item 26. Marketing Arrangements

Reference is made to Exhibit 2(h) to this Registration Statement to be filed by amendment.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

NYSE listing fee	$40,000
SEC Registration fees	$12,880
Rating Agency Fees	$40,000
Printing/engraving expenses	$255,000
Accounting fees	$40,000
Transfer Agent fees
Legal fees	$372,000
Blue Sky fees
Miscellaneous	$165,120

Total estimate	$925,000

Item 28. Persons Controlled by or Under Common Control with Registrant

None

Item 29. Number of Holders of Securities as of February 28, 2014

Title of Class	Number of Record Holders
Common Stock	1,193
6.00% Series B Cumulative Preferred Stock	5

Item 30. Indemnification

Reference is made to (a) Article VI of Exhibit 2(a)(i) to this Registration Statement; (b) Section 9 of Exhibit 2(g) to this Registration Statement. Indemnification provisions under the Registrant’s underwriting agreement to be provided by amendment.

Item 31. Business and Other Connections of Investment Adviser

The Investment Adviser, a limited liability company organized under the laws of the State of New York, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-26202).

Item 32. Location of Accounts and Records

The accounts and records of the Registrant are maintained in part at the office of the Investment Adviser at One Corporate Center, Rye, New York 10580-1422, in part at the offices of the Fund’s custodian, State Street Bank and Trust Company, at 1776 Heritage Drive, North Quincy, Massachusetts 02171, in part at the offices of the Fund’s sub-administrator, PFPC Inc., at 760 Moore Road, King of Prussia, PA 19406, and in part at the offices of the Fund’s transfer agent, Computershare Trust Company, N.A., at 250 Royall Street, Canton, Massachusetts 02021.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1. Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. If the securities being registered are to be offered to existing shareholders pursuant to warrants or subscription rights to purchase its common stock, and any securities not taken by shareholders are to be reoffered to the public, the Registrant undertakes to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant further undertakes to file a post-effective amendment to set forth the terms of such offering.

4. Registrant undertakes:

(a) to file, during and period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 (the “1933 Act”);

(2) to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

(4) if (i) it determines to conduct one or more offerings of the Fund’s common shares (including rights to purchase its common shares) at a price below its net asset value per common share at the date the offering is commenced, and (ii) such offering or offerings will result in greater than a 15% dilution to the Fund’s net asset value per common share.

(b) that for the purpose of determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(d) that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act.

(2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5. Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

SIGNATURES

As required by the Securities Act of 1933, this Registrant’s Registration Statement has been signed on behalf of the Registrant, in the City of Rye, State of New York, on the 30th day of April, 2014.

THE GABELLI CONVERTIBLE INCOME AND SECURITIES FUND INC.

By:	/S/ BRUCE N. ALPERT
Bruce N. Alpert President and Principal Executive Officer

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 30th day of April, 2014.

NAME	TITLE

* Mario J. Gabelli	Director, Chairman and Chief Investment Officer

* E. Val Cerutti	Director

* Anthony J. Colavita	Director

* Dugald A. Fletcher	Director

* Anthony R. Pustorino	Director

* Werner J. Roeder	Director

* Anthonie C. van Ekris	Director

* Salvatore J. Zizza	Director

/S/ BRUCE N. ALPERT Bruce N. Alpert	President (Principal Executive Officer)

/S/ AGNES MULLADY Agnes Mullady	Treasurer (Principal Financial and Accounting Officer)

/S/ AGNES MULLADY Agnes Mullady	Attorney-in-Fact

*	Pursuant to a Power of Attorney

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

(n)(ii)	Power of Attorney

(r)(i)	Code of Ethics of the Investment Adviser and of the Fund